                             [LOGO] Consulting Group

                               Consulting Group
                             Capital Markets Funds

                    Large Capitalization Growth Investments
                 Large Capitalization Value Equity Investments
                    Small Capitalization Growth Investments
                 Small Capitalization Value Equity Investments
                       International Equity Investments
                      Emerging Markets Equity Investments
                             Balanced Investments
                     Intermediate Fixed Income Investments
                          Long-Term Bond Investments
                          Mortgage Backed Investments
                            High Yield Investments
                     Multi-Sector Fixed Income Investments
                    International Fixed Income Investments
                          Municipal Bond Investments
                         Government Money Investments
                           S&P 500 Index Investments

   Prospectus
   December 28, 2001
                                                            [LOGO OF TRAK]


--------------------------------------------------------------------------------
INVESTMENT PRODUCTS: NOT  FDIC  INSURED . NO  BANK  GUARANTEE . MAY  LOSE  VALUE
--------------------------------------------------------------------------------

  The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

--------------------------------------------------------------------------------


Table of Contents

                                                  Page
Investments, Risks and Performance                  3
-------------------------------------------------------
   Large Capitalization Growth Investments          4
-------------------------------------------------------
   Large Capitalization Value Equity Investments    6
-------------------------------------------------------
   Small Capitalization Growth Investments          8
-------------------------------------------------------
   Small Capitalization Value Equity Investments   12
-------------------------------------------------------
   International Equity Investments                16
-------------------------------------------------------
   Emerging Markets Equity Investments             18
-------------------------------------------------------
   Balanced Investments                            20
-------------------------------------------------------
   Intermediate Fixed Income Investments           22
-------------------------------------------------------
   Long-Term Bond Investments                      24
-------------------------------------------------------
   Mortgage Backed Investments                     26
-------------------------------------------------------
   High Yield Investments                          28
-------------------------------------------------------
   Multi-Sector Fixed Income Investments           30
-------------------------------------------------------
   International Fixed Income Investments          34
-------------------------------------------------------
   Municipal Bond Investments                      36
-------------------------------------------------------
   Government Money Investments                    38
-------------------------------------------------------
   S&P 500 Index Investments                       40
-------------------------------------------------------

More on the Portfolios' Investments                44
-------------------------------------------------------

The Manager                                        48
-------------------------------------------------------
Asset Allocation Programs                          55
-------------------------------------------------------
Investment and Account Information                 56
-------------------------------------------------------
   Account transactions                            56
-------------------------------------------------------
   Valuation of shares                             57
-------------------------------------------------------
   Dividends and distributions                     57
-------------------------------------------------------
   Taxes                                           57
-------------------------------------------------------
Financial Highlights                               59
-------------------------------------------------------
Appendix A                                        A-1
-------------------------------------------------------
Appendix B                                        B-1
-------------------------------------------------------

"S&P 500(R)" is a trademark of The McGraw Hill Companies, Inc. and has been licensed for use by Smith Barney Fund Management LLC. The S&P 500 Index Investments are not sponsored, endorsed, sold or promoted by Standard & Poor's (S&P), a division of The McGraw Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the shareholders of the S&P 500 Index Investments or any member of the public regarding the advisability of investing in securities generally of in the S&P 500 Index Investments.

1 | CONSULTING GROUP CAPITAL MARKETS FUNDS

                      This page intentionally left blank

2 | CONSULTING GROUP CAPITAL MARKETS FUNDS

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Investments, Risks and Performance

About the portfolios

The manager selects and oversees professional money managers who are responsible for investing the assets of the portfolios comprising the Consulting Group Capital Markets Funds (each a "Portfolio").

You should know:

 . You could lose money on your investment in a Portfolio, or the Portfolio may not perform as well as other investments

 . An investment in any of the Portfolios is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency

Principal risks of investing in fixed income securities and equity securities

The Portfolios invest in fixed income securities and equity securities. Risks common to investments in fixed income securities and equity securities are set forth below. Because each Portfolio has a different investment strategy, there are also principal risks that are specific to an investment in a particular Portfolio. These unique risks are described in the Portfolio summaries beginning on the next page.

Fixed Income Securities:

 .  When interest rates go up, prices of fixed income securities go down

 . An issuer of a security may default on its obligation to pay principal and/or interest or the security's credit rating may be downgraded

 . An issuer of a security may prepay principal earlier than scheduled, which would force an underlying fund to reinvest in lower yielding securities. This is known as call or prepayment risk

 . Slower than expected principal payments may extend a security's life. This locks in a below-market interest rate, increases the security's duration and reduces the value of the security. This is known as extension risk

Equity Securities:

 .  Stock prices may decline generally

 . If an adverse event occurs, such as the issuance of an unfavorable earnings report, the value of a particular issuer's security may be depressed

3 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


Large Capitalization Growth Investments

Investment objective

Capital appreciation.

Principal investment strategies

The Portfolio invests primarily in the common stocks of companies with favorable growth prospects and total market capitalizations of $1 billion or more at the time of purchase.

How the subadvisors select the Portfolio's investments

The manager has selected three subadvisors to manage the Portfolio. Each subadvisor manages its portion of the Portfolio's assets using a different investment style. Each subadvisor's investment approach is described below.

Barclays Global Fund Advisors ("Barclays") is a passive, index-based manager which uses a quantitative investment approach to create a portfolio which fully replicates the composition and weighting of the securities that make up the Russell 1000 Growth Index. The Portfolio's performance does not mirror that of the index exactly because, unlike the index, the Portfolio must maintain a portion of its assets in cash and liquid securities to meet redemption requests and pay the Portfolio's expenses. Although the subadvisor also seeks to match the performance of the index, the Portfolio may underperform the index even before deducting expenses because the Portfolio must maintain a portion of its assets in liquid short-term debt securities which historically have generated significantly lower returns than common stocks. The Portfolio may also outperform the index at certain times. The percentage of the Portfolio's assets allocated to Barclays is 30%-40%.

TCW Investment Management Company ("TCW") seeks to maximize total return with an emphasis on capital appreciation. The subadvisor utilizes a multi-factor investment strategy that focuses primarily on superior business practices, long-term trend analyses and valuations. Companies targeted for investment typically are those believed to have strong and enduring business models and inherent advantages over competitors. The subadvisor generally sells a security when a stock price reflects full value as calculated by the subadvisor's proprietary model or when a security fails to meet operational expectations. The percentage of the Portfolio's assets allocated to TCW is 30%-40%.

Turner Investment Partners, Inc. ("Turner") employs an active management style and seeks to invest in companies with improving earnings dynamics in each of ten broad market sectors. In order to identify potential investments, the subadvisor utilizes (i) a proprietary computer model, used to screen candidates for investment according to numerous earnings-growth and valuation factors;
(ii) fundamental analysis, used to ascertain if the companies followed will exceed, meet or fall short of consensus earnings expectations; (iii) technical analysis, used to evaluate trends in trading volume and prices of individual stocks. A stock becomes a sell candidate if the subadvisor detects deterioration in the company's earnings growth potential. The percentage of the Portfolio's assets allocated to Turner is 30%-40%.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with investing in equity securities generally. These principal risks are described on page 3. Your investment in the Portfolio is also subject to the following specific risks:

 .  Large cap or growth stocks may fall out of favor with investors

 .  A share price that is generally more volatile than that of Large
   Capitalization Value Equity Investments because of the Portfolio's focus on growth stocks

The bar chart and tables below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since its founding on November 18, 1991. The table shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

                                    [CHART]


                       Calendar years ended December 31

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2000)

----------------------------------------------------------------

                             One     Five    Life of  Inception
                             year    years  Portfolio   Date
----------------------------------------------------------------
Portfolio (without advisory
 program fee)*              (22.02)% 17.37%   15.07%  11/18/91
Russell 1000 Growth Index   (22.42)% 18.15%   16.18%     **
Lipper Large Cap Growth
 Funds Average              (15.10)% 17.93%   15.85%     **
----------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.
**Index comparison begins on 11/30/91.

4 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                            Large Capitalization Growth Investmentse, continued




PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS

                     ---------------------------------------

                                  Total
                                  return     Quarter/Year
                     ---------------------------------------
                     Best          26.04%          4th/1998
                     Worst        (21.88)%         4th/2000
                     --------------------------------------
                     Year-to-date (33.53)% through 3rd/2001
                     --------------------------------------


                                  BENCHMARKS

 The Portfolio's benchmark is the Russell 1000 Growth Index. The index is comprised of those Russell 1000 securities with greater-than-average growth orientation. The Russell 1000 Index is composed of the 1000 largest U.S. companies by market capitalization. Unlike the Portfolio, the benchmark is unmanaged and does not include any expenses. In addition, the Portfolio compares its performance with the Lipper Large-Cap Growth Funds Average. Lipper Large-Cap Growth Funds Average is an average of the reinvested performance of funds that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified large-cap funds universe average. Large-cap funds will generally invest at least 75% of their assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.


Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio's latest fiscal year.

Shareholder fees                           None
(fees paid directly from your investment)

Maximum annual TRAK(R) fee                 1.50%

Annual Portfolio operating expenses
(expenses that are deducted from portfolio
  assets)
 Management fees and Administration fees   0.65%
 Other expenses                            0.12%
                                           ----
Total annual Portfolio operating expenses  0.77%
                                           ====

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 .  You invest $10,000 in the Portfolio for the time periods indicated;

 .  You reinvest all dividends and distributions;

 .  You redeem at the end of each period;

 .  Your investment has a 5% return each year; and

 .  The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

                        After 1 After 3 After 5 After 10
                         year    years   years   years
                         $230    $709   $1,215   $2,605

5 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


Large Capitalization Value Equity Investments

Investment objective

Total return consisting of capital appreciation and dividend income.

Principal investment strategies

The Portfolio invests primarily in common stock of companies with total market capitalizations of $1 billion or more at the time of purchase. The majority of the Portfolio's investments are expected to pay regular dividends.

How the subadvisors select the Portfolio's investments

The manager has selected five subadvisors to manage the Portfolio. Each subadvisor manages its portion of the Portfolio's assets using a different investment style. Each subadvisor's investment approach is described below.

The Boston Company Asset Management L.L.C. ("TBCAM") seeks total return by investing in portfolios of highly liquid common stocks that in its opinion have above average appreciation potential. The subadvisor employs an active portfolio management style using a proprietary quantitative model to identify those companies which demonstrate characteristics of both value and positive market momentum. Those stocks ranking highest through quantitative analysis are then evaluated using qualitative fundamental analysis to verify the quantitative scores and to make recommendations for investment. The subadvisor assesses a company's value by looking at traditional measures such as its price-to-earnings and price-to-book ratios, as well as extensive balance sheet analysis, including the company's break-up worth. The firm looks for momentum in a company's rising expectations about earnings or sales, or through a return to financial health following management changes or restructuring. The percentage of the Portfolio's assets allocated to TBCAM is 20-30%.

Chartwell Investment Partners ("Chartwell") employs "top-down" and "bottom-up" management techniques in managing its portion of the Portfolio's assets. Chartwell focuses on a combination of low price to sales, price to earnings, price to cash flow and price to book ratios, along with a preference for premium yielding issues. Specific price targets are established for each stock selected for the Portfolio. The subadvisor then shifts its focus to identifying those companies with evidence of a major catalyst for change. Stocks are evaluated through such factors as management/board changes, the extent to which performance incentives are in place, the degree of insider ownership, positive restructuring and acquisition opportunities. The percentage of the Portfolio's assets allocated to Chartwell is 20-30%.

Parametric Portfolio Associates ("Parametric") seeks to track the performance of the Russell 1000 Value Index. The subadvisor uses a quantitative process to identify stocks which the firm believes are underpriced relative to their underlying value. The subadvisor then looks for companies from that list with rising earnings expectations, reasonable valuations and positive market momentum through an analysis of the company's fundamentals, including factors such as revenues, cash flow, earnings and analyst ratings. The subadvisor designs the portfolio to have a risk profile similar to that of the Russell 1000 Value Index. The percentage of the Portfolio's assets allocated to Parametric is 10%.

Barclays Global Fund Advisors ("Barclays") is a passive, index-based manager which uses a quantitative investment approach to create a portfolio which fully replicates the composition and weighting of the securities that make up the Russell 1000 Value Index. The Portfolio's performance does not mirror that of the index exactly because, unlike the index, the Portfolio must maintain a portion of its assets in cash and liquid securities to meet redemption requests and pay the Portfolio's expenses. Although the subadvisor also seeks to match the performance of the index, the Portfolio may underperform the index even before deducting expenses because the Portfolio must maintain a portion of its assets in liquid short-term debt securities which historically have generated significantly lower returns than common stocks. The Portfolio may also outperform the index at certain times. The percentage of the Portfolio's assets allocated to Barclays is 0-10%.

Alliance Capital Management L.P. ("Alliance") employs a dividend-discount model to determine the attractiveness of a company by comparing the present value of its projected cash flows to the current price of its stock, using this data to rank the Portfolio's universe of stock on the basis of long-term expected return. The subadvisor then buys stocks in the top two quintiles of the ranking and sells those falling below the middle. The subadvisor also utilizes a proprietary multi-factor risk model to help assess how much diversification or concentration a security adds relative to the Portfolio's benchmark. The percentage of the Portfolio's assets allocated to Alliance is 20%-30%.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with investing in equity securities generally. These risks are described on page 3. Your investment in the Portfolio is also subject to the following specific risks:

 .  Large cap or value stocks may fall out of favor with investors

 . The Portfolio can invest in issuers with a broad range of market capitalizations. To the extent the Portfolio invests in companies at the lower end of such range, the Portfolio's investments may be more volatile and less liquid than other large cap funds

The bar chart and tables indicate the risks and returns of investing in the Portfolio. The bar chart below shows changes in the performance of the Portfolio from year to year since its founding on November 18, 1991. The table on the next page shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

                                    [CHART]



                       Calendar years ended December 31

6 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                       Large Capitalization Value Equity Investments, continued




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2000)

-----------------------------------------------------------------------

                                     One    Five    Life of  Inception
                                     year   years  Portfolio   Date
-----------------------------------------------------------------------
Portfolio (without advisory program
 fee)*                                5.56% 14.83%   13.17%  11/18/91
Russell 1000 Value Index              7.01% 16.91%   16.94%     **
Lipper Multi-Cap Value Funds Average 10.55% 14.95%   15.51%     **
----------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.
**Index comparison begins on 11/30/91.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS

-----------------------------------------------------------------------
                                              Total
                                              return    Quarter/Year
-----------------------------------------------------------------------
Best                                          16.84 %         4th/1998
Worst                                        (14.09)%         3rd/1998
----------------------------------------------------------------------
Year-to-date                                  12.48 % through 3rd/2001
----------------------------------------------------------------------


                                   BENCHMARKS

 The Portfolio's benchmark is the Russell 1000 Value Index. The index represents the stocks in the Russell 1000 Index with less than average growth orientation. The Russell 1000 Index includes the 1,000 largest U.S. companies by market capitalization. Unlike the Portfolio, the benchmark is unmanaged and does not include any expenses. In addition, the Portfolio compares its performance with the Lipper Multi-Cap Value Funds Average. It is an average of the reinvested performance of funds that normally invest in companies considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified multi-cap funds universe average. Multi-cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.


Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio's latest fiscal year.

Shareholder fees                                                   None
(fees paid directly from your investment)

Maximum annual TRAK(R) fee                                        1.50%

Annual Portfolio operating expenses
(expenses that are deducted from Portfolio assets)
  Management fees and Administration fees                         0.65%
  Other expenses                                                  0.13%
                                                                  -----
Total annual Portfolio operating expenses                         0.78%
                                                                  =====

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual cost may be higher or lower.

The example assumes:

 .  You invest $10,000 in the Portfolio for the time periods indicated;

 .  You reinvest all dividends and distributions;

 .  You redeem at the end of each period;

 .  Your investment has a 5% return each year; and

 .  The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

                        After 1 After 3 After 5 After 10
                         year    years   years   years
                         $231    $712   $1,220   $2,615

7 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


Small Capitalization Growth Investments

Investment objective

Capital appreciation.

Principal investment strategies

The Portfolio invests primarily in common stock of small capitalization "growth" companies. The Portfolio considers small cap companies to have total market capitalizations at the time of purchase below the maximum market capitalization permitted for a stock in the Russell 2000 Growth Index. As of June 30, 2001, that maximum market capitalization was $1.8 billion. A portion of the Portfolio's assets will be invested in common stocks of companies with market capitalizations at the lower range of the Russell 2000 Growth Index.

How the subadvisors select the Portfolio's investments

The manager has selected five subadvisors to manage the Portfolio. Each subadvisor manages its portion of the Portfolio's assets using a different investment style. Each subadvisor's investment approach is described below.

Mellon Capital Management Corporation ("Mellon") is a passive, index-based manager that seeks to fully replicate the performance of the Russell 2000 Growth Index. It minimizes performance differences from the index through systematic quantitative methods. The percentage of the Portfolio's assets allocated to Mellon is 0%-10%.

Wall Street Associates ("Wall Street") is an active manager and follows a bottom-up investment style. It looks for companies with superior earnings growth, strong balance sheets, attractive valuations and potentially positive earning surprises. The percentage of the Portfolio's assets allocated to Wall Street is 20-30%.

Westpeak Global Advisors, L.P. ("Westpeak") is an active manager and employs a value-oriented and research-driven approach to identify reasonably priced growth stocks that are likely to have positive earnings surprises and revisions. The firm uses a value constraint to ensure that the growth stocks selected are reasonably priced. The percentage of the Portfolio's assets allocated to Westpeak is 20-30%.

Kern Capital Management LLC ("Kern") is an active manager. Its investment style focuses fundamental research on uncovering innovative small-cap companies early in their growth cycle. The firm's bottom-up investment process, which targets the four most innovative sectors (technology, healthcare, consumer and services) involves (i) detailed financial analysis, (ii) in-depth meetings with corporate management, (iii) discussions with brokerage firm and industry analysts and (iv) competitive analysis for discovering attractively priced small-cap growth companies. The percentage of the Portfolio's assets allocated to Kern is 20-30%.

Westfield Capital Management Co., Inc. ("Westfield") uses an active management style and favors investing in earnings growth stocks given its conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. The subadvisor believes that reasonably priced stocks with high earnings potential are best identified through in-depth, fundamental research. The subadvisor believes that the small cap portion of the market is under-researched, and therefore less efficient than the large cap sector. It generally sells a security when a stock price exceeds full value as calculated by the subadvisor or as evidenced by declining earnings growth rates and balance sheet trends. The percentage of the Portfolio's assets allocated to Westfield is 20-30%.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with investing in equity securities generally. These principal risks are described on page 3. Your investment in the Portfolio is also subject to the following specific risks:

 . Growth stocks or small capitalization stocks may fall out of favor with investors

 . Recession or adverse economic trends may have a greater adverse affect on the earnings or financial condition of smaller companies than on larger ones

 . Greater volatility of share price because of the focus on small cap companies. Compared to large cap companies, small cap companies or the market for their equity securities are more likely to:

 . Be more sensitive to changes in earnings results and investor expectations

 . Have more limited product lines, capital resources and management depth

 . Experience sharper swings in market values

 . Be harder to sell at the times and prices the subadvisor believes appropriate

 . Offer greater potential for gain and loss

8 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                             Small Capitalization Growth Investments, continued




The bar chart and tables below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since its founding on November 18, 1991. The table also shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

                                    [CHART]


                       Calendar years ended December 31

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2000)

 ------------------------------------------------------------------------------

                                            One     Five    Life of  Inception
                                            year    years  Portfolio   Date
 ------------------------------------------------------------------------------
 Portfolio (without advisory program fee)* (15.63)% 11.07%   16.36%  11/18/91
 Russell 2000 Growth Index                 (22.43)%  7.14%   10.20%     **
 Lipper Small-Cap Growth Funds Average      (5.65)% 14.80%   15.28%     **
 -----------------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.
**Index comparison begins on 11/30/91.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS

 -------------------------------------------------------------------------------

                                                     Total
                                                     return      Quarter/Year
 -------------------------------------------------------------------------------
 Best                                                  36.13 %         4th/1999
 Worst                                               (23.81)%          3rd/1998
 ------------------------------------------------------------------------------
 Year-to-date                                        (30.80)%  through 3rd/2001
 ------------------------------------------------------------------------------

                                  BENCHMARKS

 The Portfolio's benchmark is the Russell 2000 Growth Index. This index represents stocks in the Russell 2000 Index with better than average growth orientation. The Russell 2000 Index includes the smallest 2000 U.S. stocks out of the Russell 3000 universe. Unlike the Portfolio, the benchmark is unmanaged and does not include any expenses. In addition, the Portfolio compares its performance with the Lipper Small Cap Growth Funds Average. Lipper Small Cap Growth Funds Average is an average of the reinvested performance of funds that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average. Small-cap funds will generally invest at least 75% of their assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio based upon the expenses of the Portfolio's latest fiscal year.

  Shareholder fees                                                        None
  (fees paid directly from your investment)

  Maximum annual TRAK(R) fee                                             1.50%

  Annual Portfolio operating expenses
  (expenses that are deducted from Portfolio assets)
    Management fees and Administration fees                              0.87%
    Other expenses                                                       0.19%
                                                                         -----
  Total annual Portfolio operating expenses                              1.06%
                                                                         =====

9 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                             Small Capitalization Growth Investments, continued




Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 .  You invest $10,000 in the Portfolio for the time periods indicated;

 .  You reinvest all dividends and distributions;

 .  You redeem at the end of each period;

 .  Your investment has a 5% return each year; and

 .  The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

                        After 1 After 3 After 5 After 10
                         year    years   years   years
                         $259    $796   $1,360   $2,895

10 | CONSULTING GROUP CAPITAL MARKETS FUNDS

                      This page intentionally left blank

11 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


Small Capitalization Value Equity Investments


Investment objective

Above average capital appreciation.

Principal investment strategies

The Portfolio invests primarily in common stocks of small capitalization "value" companies. The active subadvisors primarily invest the Portfolio's assets in the common stocks of companies with total market capitalizations at the time of purchase below the maximum market capitalization permitted for a stock in the Russell 2000 Value Index. As of June 30, 2001, that maximum market capitalization was $1.8 billion. The Portfolio may also invest a portion of its assets in common stocks of companies with total market capitalization of $550 million or less at the time of purchase.

How the subadvisors select the Portfolio's investments

The manager has selected four subadvisors to manage the Portfolio. Each subadvisor manages its portion of the Portfolio's assets using a different investment style. Each subadvisor's investment approach is described below.

Mellon Capital Management Corporation ("Mellon") is a passive, index based manager that seeks to fully replicate the performance of the Russell 2000 Value Index. It minimizes performance differences from the index through systematic quantitative methods. The percentage of the Portfolio's assets allocated to Mellon is 0%-10%.

NFJ Investment Group ("NFJ") uses an active management style that invests in a diversified portfolio of small capitalization common stocks that it believes are undervalued in the marketplace generally and within their respective industries. These securities are characterized as having below average price-to-earnings ratios and improving fundamentals. These securities are often out of favor, and widespread securities analyst coverage is not common. The subadvisor also considers valuation factors such as price-to-book, price-to-cash flow, dividend policy and industry outlook in selecting stocks for investment. The percentage of the Portfolio's assets allocated to NFJ is 25%-35%.

Rutabaga Capital Management LLC ("Rutabaga") uses an active management style and focuses exclusively on micro and small cap stocks and looks to unearth uncommon or currently unfavored stocks. The subadvisor's analysts employ extensive "bottom-up" fundamental research to identify high quality companies with catalysts to increase margins and intrinsic value, but that are neglected or misperceived by the market. All candidates are subject to careful group consideration, with the final decisions being made by the portfolio manager. This process focuses on clearly identifying the catalysts that should generate accelerating earnings growth and thereby drive future stock performance. The subadvisor also attempts to mitigate downside risk by buying stocks in companies with leading market positions, but with low valuations and low investor expectations. The percentage of the Portfolio's assets allocated to Rutabaga is 25%-35%.

Furman Selz Capital Management LLC ("Furman Selz") uses an active management style that selects stocks on a bottom-up basis utilizing fundamental research in order to identify stocks of companies undergoing a material change that may be purchased at a reasonable price in relation to their earnings growth rate. The percentage of the Portfolio's assets allocated to Furman Selz is 25%-35%.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with investing in equity securities generally. These risks are described on page 3. Your investment in the Portfolio is also subject to the following specific risks:

 .  Value stocks or small capitalization stocks fall out of favor with investors

 . Greater volatility of share price because of the focus on small cap companies. Compared to large companies, small cap companies or the market for their equity securities are more likely to:

 .  Be more sensitive to changes in earnings results and investor expectations

 .  Have more limited product lines, capital resources and management depth

 .  Experience sharper swings in market values

 .  Be harder to sell at the times and prices the subadvisors believe appropriate

 .  Offer greater potential for gain and loss

The bar chart and tables on the next page indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since its founding on November 18, 1991. The table also shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

12 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                       Small Capitalization Value Equity Investments, continued



                                    [CHART]


                       Calendar years ended December 31

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2000)

--------------------------------------------------------------------------

                                        One    Five    Life of  Inception
                                        year   years  Portfolio   Date
--------------------------------------------------------------------------
Portfolio (without advisory program
 fee)*                                  15.65% 11.46%   10.21%  11/18/91
Russell 2000 Value Index                22.83% 12.60%   15.88%     **
Lipper Small-Cap Value Funds Average    19.97% 12.93%   13.62%     **
-------------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.
**Index comparison begins on 11/30/91.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS

-------------------------------------------------------------------------

                                               Total
Year                                           Return     Quarter/Year
-------------------------------------------------------------------------
Best                                            17.74 %         4th/1992
Worst                                          (18.18)%         3rd/1998
------------------------------------------------------------------------
Year-to-date                                     1.08 % through 3rd/2001
------------------------------------------------------------------------

                                  BENCHMARKS

 The Portfolio's benchmark is the Russell 2000 Value Index. The index represents stocks in the Russell 2000 Index with less than average growth orientation. The Russell 2000 Index is comprised of the smallest 2000 U.S. stocks out of the Russell 3000 universe. Unlike the Portfolio, the benchmark is unmanaged and does not include any expenses. In addition, the Portfolio compares its performance with the Lipper Small-Cap Value Funds Average. It is an average of the reinvested performance of funds that normally invest in companies considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value or other factors. These funds will normally have a below average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average. Small-cap funds will generally invest at least 75% of their assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index.


Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio's latest fiscal year.

Shareholder fees                                                   None
(fees paid directly from your investment)

Maximum annual TRAK(R) fee                                        1.50%

Annual Portfolio operating expenses
(expenses that are deducted from Portfolio assets)
  Management fees and Administration fees                         0.78%
  Other expenses                                                  0.16%
                                                                  -----
Total annual Portfolio operating expenses                         0.94%
                                                                  =====

13 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                       Small Capitalization Value Equity Investments, continued




Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 .  You invest $10,000 in the Portfolio for the time periods indicated;

 .  You reinvest all dividends and distributions.

 .  You redeem at the end of each period;

 .  Your investment has a 5% return each year; and

 .  The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

                        After 1 After 3 After 5 After 10
                         year    years   years   years
                         $247    $761   $1,301   $2,776

14 | CONSULTING GROUP CAPITAL MARKETS FUNDS

                      This page intentionally left blank

15 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


International Equity Investments

Investment objective

Capital appreciation.

Principal investment strategies

The Portfolio invests primarily in equity securities of companies located outside the U.S. The Portfolio focuses on companies located in developed markets, but may also invest a portion of its assets in securities of companies located in emerging markets. The Portfolio intends to diversify its assets by investing primarily in securities of issuers located in at least three foreign countries. The Portfolio generally attempts to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions and trading currency futures contracts and options on these futures. However, the Portfolio may not always choose or be able to hedge its currency exposure.

How the subadvisors select the Portfolio's investments

The manager has selected four subadvisors to manage the Portfolio. Each subadvisor manages its portion of the Portfolio's assets using a different investment style. Each subadvisor's investment approach is described below.

SSgA Funds Management, Inc. ("SSgA") uses a quantitative process to construct a portfolio that fully replicates the performance of the Morgan Stanley Capital International Europe Australia Far East (EAFE) Index. The EAFE Index consists of securities of companies located in 20 countries outside of North America and represents approximately 60% of the total market value of all publicly traded stocks in these countries. The percentage of the Portfolio's assets allocated to SSgA is 0%-10%.

Oechsle International Advisors, LLC ("Oechsle") first seeks to identify the most attractive foreign markets by ranking their expected returns through country and currency analysis. It then selects investments within attractive markets through both a top-down and bottom-up company analysis. The percentage of the Portfolio's assets allocated to Oechsle is 20%-30%.

Deutsche Asset Management, Inc. ("DAMI") uses an active management style to select stocks on a bottom-up basis within a country and sector allocation framework, utilizing fundamental research in order to identify stocks that may be purchased at a reasonable price in relation to their earnings growth rate. DAMI will also manage risk utilizing a dedicated risk management program, including a currency risk manager. The percentage of the Portfolio's assets allocated to DAMI is 20%-30%.

Brandywine Asset Management, Inc. ("Brandywine") adheres to a strictly bottom-up stock selection process. Quantitative screens reduce the universe of securities to those which meet Brandywine's definition of value, and in-depth fundamental analysis cuts the universe to those stocks with the characteristics necessary to return to normal valuation. Brandywine then selects the most attractive stocks on a relative basis from 12-15 countries. The percentage of the Portfolio's assets allocated to Brandywine is 20%-30%.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with investing in equity securities generally. The principal risks associated with investing in equity securities are described on page 3.

Your investment is also subject to the unique risks of investing in foreign issuers. These risks are more pronounced to the extent that the Portfolio invests in countries with emerging markets or the Portfolio invests significantly in any one foreign country. These risks include:

 . Less information about foreign issuers or markets may be available because of less rigorous accounting standards or regulatory practices

 .  Many foreign markets are smaller, less-liquid and more volatile than U.S.
   markets. In a changing market, the subadvisors may not be able to sell the Portfolio's securities in amounts and at prices they consider reasonable

 .  The U.S. dollar may appreciate against non-U.S. currencies

 . Economic, political or social instability in foreign countries may significantly disrupt the principal financial markets in which the Portfolio invests

16 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                    International Equity Investments, continued




The bar chart and tables shown below indicate the risks of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since the Portfolio's inception on November 18, 1991. The table shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

                                    [CHART]


                       Calendar years ended December 31

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2000)

----------------------------------------------------------------------

                                     One    Five   Life of  Inception
                                     year   years Portfolio   Date
----------------------------------------------------------------------
Portfolio (without advisory
 program fee)*                     (17.18)% 8.90%   9.12%   11/18/91
EAFE Index                         (14.17)% 7.13%  10.44%      **
Lipper International Funds Average (15.24)% 9.41%  10.08%      **
---------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.

** Index comparison begins on 11/30/91.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS

-----------------------------------------

                Total
                return    Quarter/Year
-----------------------------------------
Best            28.41 %         4th/1999
Worst          (13.97)%         3rd/1998
----------------------------------------
Year-to-date   (30.19)% through 3rd/2001
----------------------------------------

                                   BENCHMARKS

 The Portfolio's benchmark is the Morgan Stanley Capital International EAFE--Capitalization Weighted Index. The index is a composite portfolio of equity total returns for the countries of Europe, Australia, New Zealand and the Far East. Unlike the Portfolio, the benchmark is unmanaged and does not include any expenses. In addition, the Portfolio compares its performance with the Lipper International Funds Average. It is an average of the reinvested performance of funds that invest their assets in securities whose primary trading markets are outside of the United States.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio based upon expenses of the Portfolio's latest fiscal year.

Shareholder fees                            None
(fees paid directly from your investment)

Maximum annual TRAK(R) fee                 1.50%

Annual Portfolio operating expenses
(expenses that are deducted from Portfolio
  assets)
 Management fees and Administration fees   0.80%
 Other expenses                            0.23%
                                           -----
Total annual Portfolio operating expenses  1.03%
                                           =====

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes:

 .  You invest $10,000 in the Portfolio for the time periods indicated;

 .  You reinvest all dividends and distributions;

 .  You redeem at the end of each period

 .  Your investment has a 5% return each year; and

 .  The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum TRAK(R) fee, would be:

                        After 1 After 3 After 5 After 10
                         year    years   years   years
                         $256    $788   $1,345   $2,866

17 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


Emerging Markets Equity Investments


Investment objective.

Long-term capital appreciation.

Principal investment strategies

The Portfolio invests primarily in equity securities of issuers located in countries with emerging markets. The Portfolio considers an emerging market country to be one having per capita income in the low to middle ranges, as determined by the International Bank for Reconstruction and Development (The World Bank). To diversify its investments, the Portfolio invests primarily in securities of issuers located in at least three foreign countries. The Portfolio may also invest a portion of its assets in closed-end investment companies that invest in emerging markets. The Portfolio generally attempts to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions and trading currency futures contracts and options on these futures. However, the Portfolio may not always choose or be able to hedge its currency exposure.

How the subadvisors select the Portfolio's investments

The manager has selected two subadvisors to manage the Portfolio. Each subadvisor manages its portion of the Portfolio's assets using a different investment style. Each subadvisor's investment approach is described below.

F & C Emerging Markets Ltd. ("F & C") is an active manager. Its style combines a rigorous "top-down" macroeconomic approach to country allocation with fundamental, "bottom-up" stock selection. Investment decisions are founded on the primary research undertaken by the team of investment managers. Risk is controlled through a core/satellite approach to country allocation and a focus on quality companies that must pass rigorous selection criteria. Country allocation decisions are made within a disciplined framework and revolve around analysis of key political and macro-economic variables. The percentage of the Portfolio's assets allocated to F & C is 50%.

SSgA Funds Management, Inc. ("SSgA") uses quantitative analysis to identify countries and stocks which are under-valued relative to their growth rates. It employs an investment process that combines top-down country selection with bottom-up stock selection to determine an optimal country and security mix. The percentage of the Portfolio's assets allocated to SSgA is 50%.

Principal risks of investing in the Portfolio

Because the Portfolio invests primarily in equity securities, your investment in the Portfolio is subject to the risks associated with investing in equity securities generally. These risks are described on page 3.

Your investment is also subject to the unique risks of investing in securities of foreign issuers. These risks are more pronounced because the Portfolio invests in countries with emerging markets. The market value for emerging market equity securities historically has been very volatile and an investment in the Portfolio involves a substantial degree of risk. These risks include:

 . Less information about emerging market issuers or markets may be available because of less rigorous disclosure or accounting standards or regulatory practices

 . Most emerging markets are smaller, less liquid and more volatile than developed markets. In a changing market, the subadvisors may not be able to sell portfolio securities in amounts and at prices they consider reasonable

 . Economic, political or social instability in an emerging market country or region may significantly disrupt the principal financial market

 . The economies of emerging market countries may grow at slower rates than expected or suffer a downturn or recession

 . Emerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation

 . The Portfolio could experience a loss from settlement and custody practices in some emerging markets

 .  Withholding and other foreign taxes may decrease the Portfolio's return

18 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                 Emerging Markets Equity Investments, continued




The bar chart and tables below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since the Portfolio's inception on April 21, 1994. The table shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

                                    [CHART]


                       Calendar years ended December 31

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2000)

-----------------------------------------------------------------------------

                                         One     Five     Life of  Inception
                                         year    years   Portfolio   Date
-----------------------------------------------------------------------------
Portfolio (without advisory program
 fee)*                                  (32.46)% (4.32)%   (3.37)%  4/21/94
Morgan Stanley Emerging Markets Free
 Index                                  (30.61)% (4.17)%   (2.79)%    **
Lipper Emerging Markets Funds Average   (30.45)% (1.87)%   (3.03)%    **
----------------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.
**Index comparison begins on 4/30/94.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS

---------------------------------------

             Total
             return     Quarter/Year
---------------------------------------
Best          30.40 %         4th/1999
Worst        (23.67)%         3rd/1998
--------------------------------------
Year-to-date (23.32)% through 3rd/2001
--------------------------------------


                                  BENCHMARKS

 The Portfolio's benchmark is the Morgan Stanley Emerging Markets Free Index. The index is composed of equity total returns of countries with low to middle per capita incomes, as determined by the World Bank. Unlike the Portfolio, the benchmark is unmanaged and does not include any expenses. In addition, the Portfolio compares its performance with the Lipper Emerging Markets Funds Average. It is an average of the reinvested performance of funds that invest at least 65% of total assets in emerging market equity securities, where emerging market is defined by a country's gross national product per capita or other economic measures.


Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio based upon expenses of the Portfolio's latest fiscal year.

Shareholder fees                            None
(fees paid directly from your investment)

Maximum annual TRAK(R) fee                 1.50%

Annual Portfolio operating expenses
(expenses that are deducted from Portfolio
  assets)
 Management fees and Administration fees   1.10%
 Other expenses                            0.59%
                                           -----
Total annual Portfolio operating expenses  1.69%
                                           =====

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 .  You invest $10,000 in the Portfolio for the time periods indicated;

 .  You reinvest all dividends and distributions;

 .  You redeem at the end of each period;

 .  Your investment has a 5% return each year; and

 .  The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK fee, would be:

                        After 1 After 3 After 5 After 10
                         year    years   years   years
                         $322    $983   $1,669   $3,494

19 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


Balanced Investments


Investment objective

Total return through a combination of current income and capital appreciation.

Principal investment strategies

The Portfolio balances its investments across both common stocks and investment grade fixed income securities issued by corporate and governmental issuers. The Portfolio intends to maintain at least a quarter of its assets in fixed-income senior securities, preferred stocks, convertible debt securities and convertible preferred stocks to the extent their value is attributable to their fixed income characteristics.

How the subadvisors select the Portfolio's investments

The manager has selected two subadvisors to manage the Portfolio, an equity subadvisor and a fixed income subadvisor.

Laurel Capital Advisors ("Laurel") manages the equity portion of the Portfolio's assets. In selecting stocks for investment, it focuses on common stocks of companies which it believes are undervalued and which exhibit improving earnings momentum, while maintaining sector weightings similar to the S&P 500 Index. The percentage of the Portfolio's assets allocated to Laurel is 60%.

Seix Investment Advisors ("Seix") manages the fixed income portion of the Portfolio's assets. The subadvisor combines traditional credit research with proprietary analysis that seeks to identify mispriced or undervalued fixed-income securities such as U.S. government securities and corporate bonds. It emphasizes those securities that have a potential for higher income while maintaining a duration that is approximately equal to the Lehman Brothers Aggregate Bond Index. The percentage of the Portfolio's assets allocated to Seix is 40%.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks of investing in equity securities and of investing in fixed income securities generally. These risks are described on page 3. The market prices of common stocks are generally more volatile than fixed income investments. As a balanced investment, the Portfolio's net asset value may be less volatile than other equity oriented portfolios. However, since the Portfolio invests a significant portion of its assets in fixed income securities, it has less potential for capital appreciation.

The market value of foreign securities may go down because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. These risks may be more severe for securities of issuers in emerging markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers.

The bar chart and tables below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since its founding on February 16, 1993. The table shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark indices and its Lipper peer group. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

                                    [CHART]


                       Calendar years ended December 31

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2000)

---------------------------------------------------------------------------

                                         One    Five    Life of  Inception
                                         year   years  Portfolio   Date
---------------------------------------------------------------------------
Portfolio (without advisory program
 fee)*                                   0.14 % 10.52%   10.69%   2/16/93
Lehman Aggregate Bond Index             11.63 %  6.46%    7.32%     **
S&P 500                                 (9.10)% 18.33%   17.26%     **
Lipper Balanced Funds Average            1.61 % 11.56%   11.07%     **
--------------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.
**Index comparison begins on 2/28/93.

20 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                Balanced Investments, continued




PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS

----------------------------------------------------------------------

                                             Total
                                             return    Quarter/Year
----------------------------------------------------------------------
Best                                         11.66 %         2nd/1997
Worst                                        (8.06)%         3rd/1998
---------------------------------------------------------------------
Year-to-date                                 (9.58)% through 3rd/2001
---------------------------------------------------------------------


                                   BENCHMARKS

 The Portfolio's benchmarks are Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. The S&P 500 is an index of 500 of the largest stocks in the U.S. The Lehman Index is a composite of the Lehman Government/Credit Bond and Lehman Mortgage Backed indices and is comprised of U.S. Government and agency securities, investment grade corporate debt securities and mortgage-backed and other collateralized securities. Unlike the Portfolio, the benchmarks are unmanaged and do not include any expenses. In addition, the Portfolio compares its performance with the Lipper Balanced Funds Average. It is an average of the reinvested performance of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60 percent/40 percent, respectively.



 The Consulting Group has designed this Portfolio for investors who participate in the TRAK(R) Advisory Service through employee benefit plans which do not make the full range of Capital Markets Funds offered through this prospectus available to participants. The Consulting Group will not recommend this Portfolio to investors in advisory programs which make all of the Capital Markets Funds available.


Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio's latest fiscal year.

Shareholder fees                                                None
(fees paid directly from your investment)

Maximum annual TRAK(R) fee                                     1.50%

Annual Portfolio operating expenses
(expenses that are deducted from Portfolio assets)
  Management fees and Administration fees                      0.78%
  Other expenses                                               0.55%
                                                             -------
Total annual Portfolio operating expenses                      1.33%
Management and Administration fee waivers*                   (0.33)%
                                                             -------
Net annual portfolio expenses                                  1.00%
                                                             =======

* Management has agreed to waive a portion of management and administration fees. The manager may change or eliminate the management and/or administration fee waivers at any time.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 .  You invest $10,000 in the Portfolio for the time periods indicated;

 .  You reinvest all dividends and distributions;

 .  You redeem at the end of each period;

 .  Your investment has a 5% return each year; and

 .  The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

                        After 1 After 3 After 5 After 10
                         year    years   years   years
                         $286    $877   $1,494   $3,157

21 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


Intermediate Fixed Income Investments

Investment objective

Current income and reasonable stability of principal.

Principal investment strategies

The Portfolio invests primarily in fixed income securities and instruments issued by governmental and corporate issuers. These securities include mortgage-related and asset-backed securities, although the Portfolio will not invest more than 5% of its assets at the time of purchase in asset-backed securities.

Credit quality. The Portfolio invests exclusively in securities rated investment grade by a nationally recognized rating organization, or, if unrated, of equivalent quality as determined by the subadvisor.

Maturity. The Portfolio's average maturity ranges from three to ten years. Average maturity is a weighted average of the stated maturities of the debt securities the Portfolio owns. Individual investments may be of any maturity.

How the subadvisors select the Portfolio's investments

The manager has selected three subadvisors to manage the Portfolio. Each subadvisor manages its portion of the Portfolio's assets using a different investment style. Each subadvisor's investment approach is described below.

Pacific Investment Management Company LLC ("PIMCO") employs top-down and bottom-up investment techniques. It implements the following "top-down" strategies: duration and volatility analyses, sector evaluation and yield curve shape analysis. The subadvisor also employs the following "bottom-up" strategies: credit analysis, quantitative research, issue selection and cost-effective trading. The percentage of the Portfolio's assets allocated to PIMCO is 40%.

Metropolitan West Asset Management, LLC ("MWAM") seeks to consistently outperform the benchmark while maintaining below average volatility. The subadvisor believes consistent outperformance is gained through the measured application of five value-added strategies: limited average maturity/duration shifts, yield curve management, utilization of all sectors of the bond market, quantitative security selection and sophisticated buy/sell execution strategies. The percentage of the Portfolio's assets allocated to MWAM is 20%.

BlackRock Financial Management, Inc. ("BlackRock") employs a relative value approach which entails portfolio duration within a narrow range and value added through sector and sub-sector rotation within the corporate and mortgage sectors. The subadvisor evaluates securities within a risk management framework which consists of determining interest rate risk, yield curve risk, cash flow risk, credit risk and liquidity risk of securities. The percentage of the Portfolio's assets allocated to BlackRock is 40%.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with investing in fixed income securities generally. These risks are described on page 3.

Your investment is also subject to the following specific risks:

 .  Greater sensitivity to rising interest rates than Government Money
   Investments because of the Portfolio's longer average maturity

 . Greater exposure to prepayment and extension risks because the Portfolio may invest a portion of its assets in mortgage-related and asset-backed securities

 . Increased volatility in share price to the extent the Portfolio holds mortgage derivative securities having imbedded leverage or unusual interest rate reset terms

The bar chart and tables indicate the risks and returns of investing in the Portfolio. The bar chart below shows changes in the performance of the Portfolio from year to year since its founding on November 18, 1991. The table on the next page shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper Investor Services peer group. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

                                    [CHART]


                       Calendar years ended December 31

22 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                               Intermediate Fixed Income Investments, continued




AVERAGE ANNUAL TOTAL RETURNS

(for the period ended December 31, 2000)

--------------------------------------------------------------------

                                   One    Five   Life of  Inception
                                   year   years Portfolio   Date
--------------------------------------------------------------------
Portfolio (without advisory
 program fee)*                      9.69% 5.46%   6.26%   11/18/91
Lehman Brothers Intermediate Gov/
 Credit Bond Index                 10.12% 6.11%   6.80%      **
Lipper Intermediate Investment
 Grade Debt Funds Average           9.95% 5.58%   6.91%      **
--------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.
**Index comparison begins on 11/30/91.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS

----------------------------------------------------------------------

                                             Total
                                             return    Quarter/Year
----------------------------------------------------------------------
Best                                          5.08 %         1st/1993
Worst                                        (2.30)%         1st/1994
----------------------------------------------------------------------
Year-to-date                                  8.96 % through 3rd/2001
----------------------------------------------------------------------

                                  BENCHMARKS

 The Portfolio's benchmark is the Lehman Brothers Intermediate Government/Credit Bond Index. The index is composed of debt securities of the U.S. government and its agencies and publicly issued, fixed rate, non-convertible, investment-grade domestic corporate debt with at least one year remaining to maturity. Unlike the Portfolio, the benchmark is unmanaged and does not include any expenses. In addition, the Portfolio compares its performance with the Lipper Intermediate Investment Grade Debt Funds Average. It is an average of the reinvested performance of funds that invest at least 65% of their assets in corporate investment grade debt issues rated in the top four grades by a nationally recognized rating organization with dollar-weighted average maturities of five to ten years.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses for the Portfolio's latest fiscal year.

Shareholder fees                                              None
(fees paid directly from your investment)

Maximum annual TRAK(R) fee                                   1.50%

Annual Portfolio operating expenses
(expenses that are deducted from Portfolio assets)
  Management fees and Administration fees                    0.62%
  Other expenses                                             0.17%
                                                             -----
Total annual Portfolio operating expenses                    0.79%
                                                             =====

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 .  You invest $10,000 in the Portfolio for the time periods indicated;

 .  You reinvest all dividends and distributions;

 .  You redeem at the end of each period;

 .  Your investment has a 5% return each year; and

 .  The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

                        After 1 After 3 After 5 After 10
                         year    years   years   years
                         $232    $715   $1,225   $2,626

23 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


Long-Term Bond Investments

Investment objective

Total return consisting of current income and appreciation of capital through investments in fixed income securities without regard to remaining maturity.

Principal investment strategies

The Portfolio invests primarily in fixed income securities issued by U.S. governmental and corporate issuers, U.S. dollar denominated fixed income securities of foreign issuers and mortgage-related and asset-backed securities. The Portfolio will not invest more than 25% of its assets in privately issued mortgage-related securities.

Credit quality. The Portfolio invests exclusively in securities rated investment grade by a nationally recognized rating organization, or, if unrated, of equivalent quality as determined by the subadvisor, Western Asset Management Company.

Maturity. The Portfolio's average maturity is at least 10 years. Average maturity is a weighted average of the stated maturity of debt securities the Portfolio owns. Individual investments may be of any maturity.

How the subadvisor selects the Portfolio's investments

Western Asset Management Company emphasizes three key strategies to enhance the Portfolio's total return:

 . Adjusting the allocation of the Portfolio among the key sectors of the fixed-income market--government, corporate and mortgage and asset-backed--depending upon its forecast of relative values.

 . Tracking the duration of the overall portfolio so that it falls within a narrow band relative to the benchmark index, with adjustment made to reflect the subadvisor's long-term outlook for interest rates.

 . Purchasing under-valued securities in each of the key sectors of the bond market while keeping overall quality high.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with investing in fixed income securities generally. These risks are described on page 3.

Your investment is also subject to the following specific risks:

 .  Greater sensitivity to rising interest rates than Intermediate Fixed Income
   Investments because of the Portfolio's longer average maturity

 . Greater exposure to prepayment and extension risks because the Portfolio may invest a portion of its assets in mortgage-related and asset-backed securities

The bar chart and tables below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since its founding on November 18, 1991. The table shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

                                    [CHART]


                       Calendar years ended December 31

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2000)

-------------------------------------------------------------------------

                                         One   Five   Life of  Inception
                                         year  years Portfolio   Date
-------------------------------------------------------------------------
Portfolio (without advisory program
 fee)*                                  16.01% 6.21%   6.72%   11/18/91
Lehman Brothers Long Term Gov/Credit
 Bond Index                             16.16% 6.57%   9.10%      **
Lipper Corporate Debt Funds A Rated
 Average                                 9.89% 5.22%   6.96%      **
-------------------------------------------------------------------------

 *The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.
**Index comparison begins on 11/30/91.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS

-------------------------------------------------------------------------

                                                Total
                                                return    Quarter/Year
-------------------------------------------------------------------------
Best                                             6.76 %         3rd/1998
Worst                                           (3.95)%         1st/1999
-------------------------------------------------------------------------
Year-to-date                                     5.92 % through 3rd/2001
------------------------------------------------------------------------

24 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                          Long-Term Bond Investments, continued





                                  BENCHMARKS

 The Portfolio's benchmark is the Lehman Brothers Long Term Government/Credit Bond Index. The index is composed of all bonds covered by the Lehman Brothers Government/Credit Bond Index with maturities of 10 years or longer. Unlike the Portfolio, the benchmark is unmanaged and does not include any expenses. In addition, the Portfolio compares its performance with the Lipper Corporate Debt Funds A Rated Average. It is an average of the reinvested performance of funds that invest at least 65% of their assets in corporate debt issues rated "A" or better by a nationally recognized rating organization or government issues.


Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses for the Portfolio's latest fiscal year.

Shareholder fees                                                   None
(fees paid directly from your investment)

Maximum annual TRAK(R) fee                                        1.50%

Annual Portfolio operating expenses
(expenses that are deducted from Portfolio assets)
  Management fees and Administration fees                         0.60%
  Other expenses                                                  0.42%
                                                                  -----
Total annual Portfolio operating expenses                         1.02%
                                                                  =====

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 .  You invest $10,000 in the Portfolio for the time periods indicated;

 .  You reinvest all dividends and distributions;

 .  You redeem at the end of each period;

 .  Your investment has a 5% return each year; and

 .  The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

                        After 1 After 3 After 5 After 10
                         year    years   years   years
                         $255    $785   $1,340   $2,856

25 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


Mortgage Backed Investments

Investment objective

High current income and secondarily capital appreciation, each to the extent consistent with the protection of capital.

Principal investment strategies

The Portfolio invests primarily in mortgage-related securities representing pools of mortgage loans assembled for sale to investors by various U.S. governmental agencies, government-related organizations, and private issuers. The Portfolio will not invest more than 25% of its assets in privately issued mortgage-related securities.

The Portfolio may also invest in mortgage-related derivative securities such as government stripped mortgage-backed securities (SMBS) and collateralized mortgage obligations (CMOs). SMBS represent the right to receive either principal or interest payments on U.S. government securities. Interests in CMOs entitle the holder to specified cash flows from a pool of mortgages. In order to enhance current income, the Portfolio may enter into mortgage dollar roll transactions with respect to mortgage-related securities issued by U.S. governmental agencies or instrumentalities.

How the subadvisor selects the Portfolio's investments

Utendahl Capital Management CFI uses a quantitative computer-modeled investment process to seek to identify and capitalize on inefficiencies in the mortgage-backed securities market.

The subadvisor generally maintains the Portfolio's average duration within a narrow band around the duration of the entire mortgage-backed securities market. Duration is an approximate measure of the sensitivity of the market value of the Portfolio's holdings to changes in interest rates. The subadvisor normally focuses the Portfolio's holdings on mortgage related securities issued by U.S. government agencies and government related organizations.

Credit quality. The Portfolio generally invests in securities rated no lower than "A" at the time of purchase by a nationally recognized rating agency or, if unrated, of equivalent quality as determined by the subadvisor. However, up to 20% of the Portfolio's assets may be invested in securities rated as low as "B" by a nationally recognized rating organization or, if unrated, of equivalent quality as determined by the subadvisor, upon the concurrence of the manager.

Principal risks of investing in the Portfolio

Because mortgage-related securities are a type of fixed income security, your investment in the Portfolio is subject to the risks of investing in fixed income securities generally. These risks are described on page 3.

Your investment is also subject to the specific risks of investing primarily in mortgage-related securities. Mortgage-related securities generally represent direct or indirect interests in the principal and interest payments on individual pools of mortgage loans. The mortgage loans typically allow the mortgagor (i.e., the homeowner) to prepay principal on their mortgages whenever they choose. For this reason, your investment is also subject to:

 . Increased prepayment and extension risk which increases price and yield volatility

 . Increased volatility in share price to the extent the Portfolio holds mortgage derivative securities having imbedded leverage or unusual interest rate reset terms

 . To the extent the Portfolio enters into mortgage dollar roll transactions, the risk that the securities the Portfolio has agreed to repurchase will be worth less on the repurchase date than the repurchase price because of changes in interest rates and market conditions

Payments of principal and interest on mortgage pools issued by government related organizations are not guaranteed by the U.S. government. Although mortgage pools issued by U.S. agencies are guaranteed with respect to payments of principal and interest, such guarantee does not apply to losses resulting from declines in the market value of such securities.

26 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                         Mortgage Backed Investments, continued




The bar chart and tables below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since its founding on November 18, 1991. The table shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

                                    [CHART]


                       Calendar years ended December 31

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2000)

-------------------------------------------------------------------------

                                        One    Five   Life of  Inception
                                        year   years Portfolio   Date
-------------------------------------------------------------------------
Portfolio (without advisory program
 fee)*                                  10.85% 6.36%   6.54%   11/18/91
Lehman Mortgage Backed Index            11.16% 6.91%   7.14%      **
Lipper U.S. Mortgage Funds Average      10.49% 5.91%   6.51%      **
-------------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.
**Index comparison begins on 11/30/91.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS

---------------------------------------------------------------------------

                                                  Total
                                                  return    Quarter/Year
---------------------------------------------------------------------------
Best                                               4.95 %         2nd/1995
Worst                                             (2.16)%         1st/1994
---------------------------------------------------------------------------
Year-to-date                                       8.03 % through 3rd/2001
---------------------------------------------------------------------------



                                  BENCHMARKS

 The Portfolio's primary benchmark is Lehman Brothers Mortgage Backed Securities Index. The index contains most fixed rate securities issued and backed by mortgage pools of federal agencies or government related organizations. Unlike the Portfolio, the benchmark is unmanaged and does not include any expenses. In addition, the Portfolio compares its performance with the Lipper U.S. Mortgage Funds Average. It is an average of the reinvested performance of funds that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. Government and certain federal agencies.


Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio's latest fiscal year.

Shareholder fees                                                  None
(fees paid directly from your investment)
Maximum annual TRAK(R) fee                                       1.50%
Annual Portfolio operating expenses
(expenses that are deducted from Portfolio assets)
  Management fees and Administration fees                        0.70%
  Other expenses                                                 0.25%
                                                               -------
Total annual Portfolio operating expenses                        0.95%
Management and Administration Fee waivers*                     (0.15)%
                                                               -------
Net annual Portfolio operating expenses                          0.80%
                                                               =======

* Management has agreed to waive a portion of management and administration fees because it has voluntarily agreed to limit total annual portfolio operating expenses to 0.80% of average net assets. The manager may change or eliminate this expense limitation at any time.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 .  You invest $10,000 in the Portfolio for the time periods indicated;

 .  You reinvest all dividends and distributions;

 .  You redeem at the end of each period;

 .  Your investment has a 5% return each year; and

 .  The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

                        After 1 After 3 After 5 After 10
                         year    years   years   years
                         $248    $764   $1,306   $2,786

27 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


High Yield Investments

Investment objective

A high level of current income by investing primarily in below investment grade debt securities.

Principal investment strategies

The Portfolio invests primarily in fixed income securities of corporate issuers located in the United States. The Portfolio may invest a portion of its assets in securities of issuers located in developed foreign countries. The Portfolio may also invest up to 10% of its assets in equity and equity-related securities, including convertible securities, preferred stock, warrants and rights.

Credit quality. The Portfolio invests primarily in fixed-income securities rated below investment grade by one or more nationally recognized rating organizations, or, if unrated, of equivalent quality as determined by the subadvisors. Securities rated below investment grade are commonly known as "junk bonds."

Duration. The Portfolio's average duration ranges from two to six years. Duration is an approximate measure of the sensitivity of the market value of the Portfolio's holdings to changes in interest rates. Individual securities may be of any maturity.

How the subadvisors select the Portfolio's investments

The manager has selected two subadvisors to manage the Portfolio. Each subadvisor manages its portion of the Portfolio's assets using a different investment style. Each subadvisor's investment approach is described below.

Alliance Capital Management L.P. ("Alliance") uses a value-driven, research-intensive strategy. The subadvisor emphasizes companies in which credit quality trends are stable or improving. The investment process begins with an understanding of the macroeconomic and monetary environment, and includes an extensive analysis of the issuer, business conditions and market technicals. The subadvisor seeks to reduce volatility in the Portfolio by employing prudent industry and issuer diversification. Cash paying securities of large capitalization issuers with fundamentally strong businesses are emphasized.

The percentage of the Portfolio's assets allocated to Alliance is 50%.

Western Asset Management Company ("Western") uses multiple strategies to minimize risk and maximize return through diversification among industry, quality and security sectors. The subadvisor's investment process is a team approach using a combination of bottom-up research to identify attractive industries, analyze individual companies and issues for appropriate credit parameters and total rate of return potential, and top-down macroeconomic analysis to develop an investment outlook focusing on analysis of the economic cycle, money and credit trends, fiscal policy, international influences, technical market conditions and market psychology. The subadvisor's goal is to seek out companies with superior management teams with strong track records, defensible market positions, strong cash flow generation and growth prospects, and underlying asset values under multiple scenarios. The percentage of the Portfolio's assets allocated to Western is 50%.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks of investing in fixed income securities generally. However, these risks, which are described on page 3, are significantly greater for the Portfolio because of its focus on non-investment grade fixed income securities.

Investment in high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value because of adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Portfolio is subject to the following specific risks:

 .  Increased price sensitivity to changing interest rates

 .  Greater risk of loss because of default or declining credit quality

 . Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments

 . A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

The market value of foreign securities may decline because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. These risks may be more severe for securities of issuers in emerging markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers.

28 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                              High Yield Investments, continued



The bar chart and tables below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since its founding on July 13, 1998. The table shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

                                    [CHART]


                        Calendar year ended December 31

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2000)

--------------------------------------------------------------

                            One     Five   Life of  Inception
                            year    years Portfolio   Date
--------------------------------------------------------------
Portfolio (without advisory
 program fee)*              (6.75)%  n/a    (4.90)%  7/13/98
CS First Boston Global High
 Yield Index                (5.21)%  n/a    (2.63)%    **
Lipper High Yield Taxable
 Funds Average              (7.67)%  n/a    (3.92)%    **
--------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.
**Index comparison begins on 7/31/98.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS

---------------------------------------------------------------------------

                                                  Total
                                                  return    Quarter/Year
---------------------------------------------------------------------------
Best                                               2.11 %         2nd/1999
Worst                                             (6.03)%         4th/1999
---------------------------------------------------------------------------
Year-to-date                                      (3.89)% through 3rd/2001
---------------------------------------------------------------------------

                                  BENCHMARKS

 The Portfolio's benchmark is CS First Boston Global High Yield Index, a broad-based market measure of high yield bonds, commonly known as "junk bonds". The index is designed to mirror the investible universe of the dollar-denominated high yield debt market. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. An investor cannot invest directly in an index. In addition, the Portfolio compares its performance to the Lipper High Yield Taxable Funds Average. It is an average of the reinvested performance of funds that aim for high current yield and tend to invest in lower-grade debt.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio's latest fiscal year.

Shareholder fees                                                   None
(fees paid directly from your investment)

Maximum annual TRAK(R) fee                                        1.50%

Annual Portfolio operating expenses
(expenses that are deducted from Portfolio assets)
  Management fees and Administrative fees                         0.90%
  Other expenses                                                  0.22%
                                                                  -----
Total annual Portfolio operating expenses                         1.12%
                                                                  =====

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 .  You invest $10,000 in the Portfolio for the time periods indicated;

 .  You redeem at the end of each period;

 .  You reinvest all dividends and distributions;

 .  Your investment has a 5% return each year; and

 .  The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

                       After 1  After 3 After 5 After 10
                        year     years   years   years
                       $265      $814   $1,390   $2,954

29 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


Multi-Sector Fixed Income Investments

Investment objective

Total return consisting of capital appreciation and income.

Principal investment strategies

The Portfolio invests primarily in U.S. Government fixed income securities, investment grade corporate debt securities, mortgage-related, asset-backed and high yield securities.

How the subadvisors select the Portfolio's investments

The manager has selected three subadvisors to manage the Portfolio. Each subadvisor's investment approach is described below.

Metropolitan West Asset Management, LLC ("MWAM") seeks to consistently outperform the benchmark while maintaining below average volatility. The subadvisor believes consistent outperformance is gained through the measured application of five value-added strategies: limited average maturity/duration shifts, yield curve management, utilization of all sectors of the bond market, quantitative security selection and sophisticated buy/sell execution strategies. The percentage of the Portfolio's assets allocated to MWAM is 60%.

Western Asset Management Company ("Western") focuses on investment grade long-term fixed income securities, including those issued by U.S. governmental and corporate issuers, U.S. dollar denominated fixed income securities of foreign issuers and mortgage-backed and asset-backed securities. It emphasizes three key strategies to enhance the Portfolio's total return:

 . Adjusting the allocation of the Portfolio among the key sectors of the fixed income market (government, corporate and mortgage and asset-backed) depending on its forecast of relative values

 . Tracking the duration of the overall Portfolio so that it falls within a narrow band relative to the benchmark index, with adjustment made to reflect its long-term outlook for interest rates

 . Purchasing under-valued securities in each of the key sectors of the bond market while keeping overall quality high.

The percentage of the Portfolio's assets allocated to Western is 20%.

Utendahl Capital Management CFI ("Utendahl") focuses on mortgage-related securities representing pools of mortgage loans assembled for sale to investors by various U.S. government agencies, government-related organizations and private issuers. The Portfolio may also invest in mortgage-related derivative securities such as government stripped mortgage-backed securities ("SMBS") and collaterized mortgage obligations ("CMOs"). SMBS represent the right to receive either principal or interest payments of U.S. government securities. Interests in CMOs entitle the holder to specified cash flows from a pool of mortgages. In order to enhance current income, the Portfolio may enter into mortgage dollar roll transactions with respect to mortgage-related securities issued by U.S. governmental agencies or instrumentalities.

The subadvisor uses a quantitative computer-modeled investment process to seek to identify and capitalize on inefficiencies in the mortgage-backed securities market. The subadvisor generally maintains the Portfolio within a narrow band around the duration of the entire mortgage-backed market and normally focuses on mortgage-related securities issued by U.S. government agencies and government related organizations. The percentage of the Portfolio's assets allocated to Utendahl is 20%.

Credit Quality. The intermediate maturity, long-term maturity and mortgage-related portions of the Portfolio are invested primarily in securities rated investment grade by a nationally recognized statistical rating organization, or, if unrated, of equivalent quality as determined by the subadvisor. The high yield portion of the Portfolio will primarily be invested in fixed income securities rated below investment grade, or, if unrated, of equivalent quality as determined by the subadvisor. Securities rated below investment grade are commonly known as "junk bonds."

Duration and Maturity. The Portfolio's average duration is normally within one year of the duration of the Lehman Brothers Aggregate Bond Index. Duration is an approximate measure of the sensitivity of the market value of the Portfolio's holdings to changes in interest rates. Individual securities may be of any maturity.

30 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                               Multi-Sector Fixed Income Investments, continued




Principal risks of investing in the Portfolio

An investment in the Portfolio involves specific risks relating to the nature of its investment strategies. You should invest in the Portfolio only if you are capable of bearing the risks described below.

 . You could lose money on your investment in the portfolio, or the portfolio may not perform as well as other investments

 . The manager's judgment about the attractiveness and risk adjusted return potential of particular asset classes, investment styles or other issues may prove to be wrong

 .  When interest rates go up, prices of fixed income securities decline

 . An issuer of a security may prepay principal earlier than scheduled, which would force the portfolio to reinvest in lower yielding securities. This is known as call or prepayment risk

 . An issuer of a security may default on its obligation to pay principal and/or interest or the security's credit rating may be downgraded

 . Slower than expected principal payments may extend a security's life. This locks in a below-market interest rate, increases the security's duration and reduces the value of the security. This is known as extension risk

 . Greater sensitivity to rising interest rates because of the Portfolio's longer average maturity and because the Portfolio invests a portion of its assets in high yield securities

 . Increased volatility in share price because the Portfolio invests a portion of its assets in high yield securities and holds mortgage derivative securities with embedded leverage or unusual interest rate reset terms

 . The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the underlying securities

The bar chart and tables below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since its founding on October 1, 1999. The table shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

[CHART]
00   10.18%
                        Calendar year ended December 31

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2000)

    -------------------------------------------------------------------------

                                             One   Five   Life of  Inception
                                             year  years Portfolio   Date
    -------------------------------------------------------------------------
    Portfolio (without advisory program
     fee)*                                  10.18%  n/a    8.36%    10/1/99
    Lehman Brothers Aggregate Bond Index    11.63%  n/a    9.42%      **
    Lipper Corporate Debt Funds A Rated
     Average                                 9.89%  n/a    7.92%      **
    -------------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.
**Index comparison begins on 10/31/99.

31 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                               Multi-Sector Fixed Income Investments, continued




PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS

---------------------------------------------------------------------

                                             Total
                                             return   Quarter Year
---------------------------------------------------------------------
Best                                         3.58%          4th/2000
Worst                                        1.75%          2nd/2000
--------------------------------------------------------------------
Year-to-date                                 8.99%  through 3rd/2001
--------------------------------------------------------------------


                                   BENCHMARK

 The Portfolio's primary benchmark is Lehman Brothers Aggregate Bond Index. The Index is composed of the Lehman Government/Credit Bond and the Lehman Mortgage-Backed Securities indices and is comprised of U.S. Government and agency securities, investment grade corporate debt securities and mortgage-backed and other collateralized securities. Index and also includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. Unlike the Portfolio, the benchmark is unmanaged and does not include any expenses. In addition, the Portfolio compares its performance with the Lipper Corporate Debt Funds A Rated Average. It is an average of the reinvested performance of funds that invest at least 65% of their assets in corporate debt issues rated "A" or better by a nationally recognized rating organization or government issues.


Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses for the Portfolio's latest fiscal year.

Shareholder fees                                                None
(fees paid directly from your investment)

Maximum annual TRAK(R) fee                                     1.50%

Annual Portfolio operating expenses
(expenses that are deducted from Portfolio assets)
  Management fee and Administration fees                       0.63%
  Other expenses                                               0.34%
                                                             -------
Total annual Portfolio operating expenses*                     0.97%
Management and Administration fee waivers*                   (0.17)%
                                                             -------
Net annual Portfolio operating expenses                        0.80%
                                                             =======

* Management has agreed to waive a portion of management and administration fees because it has voluntarily agreed to limit total annual operating expenses to 0.80% of average net assets. The manager may change or eliminate this expense limitation at any time.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 .  You invest $10,000 in the Portfolio for the time periods indicated;

 .  You reinvest all dividends and distributions;

 .  You redeem at the end of each period;

 .  Your investment has a 5% return each year; and

 .  The Portfolio's operating expenses remain the same.

Under these assumptions, your costs including the maximum annual TRAK(R) fee, would be:

                        After 1 After 3 After 5 After 10
                         year    years   years   years
                         $250    $770   $1,316   $2,806

32 | CONSULTING GROUP CAPITAL MARKETS FUNDS

                      This page intentionally left blank

33 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


International Fixed Income Investments

Investment objective

Maximize current income consistent with the protection of principal.

Principal investment strategies

The Portfolio invests primarily in non-U.S. dollar denominated fixed income securities issued by foreign governments and corporations and supranational entities. The Portfolio invests primarily in fixed income securities of issuers located in at least three countries and will not invest more than 25% of its assets in the securities of governments or corporations in any one country. The Portfolio attempts to hedge against unfavorable changes in currency exchange rates by engaging in forward currency transactions and trading currency futures contracts and options on these futures.

Credit Quality: The Portfolio invests in securities rated investment grade by a nationally recognized rating organization, or if unrated, of equivalent quality as determined by the subadvisor, Julius Baer Investment Management. The Portfolio may invest up to 10% of its assets in emerging market debt securities rated below investment grade, or if unrated, of equivalent quality as determined by the subadvisor.

Duration: The Portfolio's average duration ranges from two to eight years. Duration is an approximate measure of the sensitivity of the market value of the Portfolio's holdings to changes in interest rates. The Portfolio may invest in individual securities of any maturity.

How the subadvisor selects the Portfolio's investments

Julius Baer Investment Management Inc. ("Julius Baer") applies portfolio economic analysis to select a portfolio of high-quality, well-diversified foreign bonds. From a universe of 20 developed countries outside the U.S., the subadvisor forecasts which bond markets offer the best opportunity to outperform the U.S. bond market, considering factors such as currencies, local bond market conditions, issuers and instruments. It pays particular attention to markets that offer attractive yields. The subadvisor employs a proprietary computer model to analyze exchange rates to assist in its forecasts and to help manage the risk of the Portfolio.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with investing in fixed income securities generally. These risks are described on page 3.

Your investment is also subject to the unique risks of investing in securities of foreign issuers. These risks are more pronounced to the extent that the Portfolio invests in countries with emerging markets or the Portfolio invests significantly in any one foreign country. These risks include:

 . Less information about foreign issuers or markets may be available because of less rigorous accounting standards or regulatory practices

 .  Many foreign markets are smaller, less-liquid and more volatile than U.S.
   markets. In a changing market, the subadvisor may not be able to sell the Portfolio's securities in amounts and at prices the subadvisor considers reasonable

 . The foreign governmental issuer may default on, declare a moratorium on, or restructure its obligations

 .  The U.S. dollar may appreciate against non-U.S. currencies

 . Economic, political or social instability in foreign countries may significantly disrupt the principal financial markets in which the Portfolio invests

The bar chart and tables indicate the risks and returns of investing in the Portfolio. The bar chart below shows changes in the performance of the Portfolio from year to year since the Portfolio's inception on November 18, 1991. The table on the next page shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

                                    [CHART]



                       Calendar years ended December 31

34 | CONSULTING GROUP CAPITAL MARKETS FUNDS

35 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                              International Fixed Income Investments, continued




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2000)

--------------------------------------------------------------------------

                                        One     Five   Life of  Inception
                                        year    years Portfolio   Date
--------------------------------------------------------------------------
Portfolio (without advisory program
 fee)*                                  (2.71)% 2.50%   6.57%   11/18/91
Salomon Smith Barney Non- U.S. Gov.
 Bond Index                             (2.63)% 1.64%   6.49%      **
Lipper International Income Funds
 Average                                 1.85%  3.50%   6.14%      **
--------------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.
**Index comparison begins on 11/30/91.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS

---------------------------------------------------------------------------

                                                  Total
                                                  return    Quarter/Year
---------------------------------------------------------------------------
Best                                              11.45 %         1st/1995
Worst                                             (5.43)%         1st/1999
---------------------------------------------------------------------------
Year-to-date                                      (0.24)% through 3rd/2001
---------------------------------------------------------------------------

                                   BENCHMARKS

 The Portfolio's benchmark is the Salomon Smith Barney Non-U.S. Government Bond Index. The index is a market capitalization-weighted index consisting of government bond markets in 13 developed countries, excluding the U.S. Unlike the Portfolio, the benchmark is unmanaged and does not include any expenses. In addition, the Portfolio compares its performance with the Lipper International Income Funds Average. It is an average of the reinvested performance of funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities located in at least three countries, excluding the United States, except in periods of market weakness.

Fee table
This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio based upon expenses of the Portfolio's latest fiscal year.

Shareholder fees                                                   None
(fees paid directly from your investment)

Maximum annual TRAK(R) fee                                        1.50%

Annual Portfolio operating expenses
(expenses that are deducted from Portfolio assets)
  Management fees and Administration fees                         0.70%
  Other expenses                                                  0.24%
                                                                  -----
Total annual Portfolio operating expenses                         0.94%
                                                                  =====

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 .  You invest $10,000 in the Portfolio for the time periods indicated;

 .  You reinvest all dividends and distributions;

 .  You redeem at the end of each period;

 . Your investment has a 5% return each year; and

 .  The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

                       After 1   After 3 After 5 After 10
                        year      years   years   years
                       $247       $761   $1,301   $2,776

 The Portfolio is a "non-diversified portfolio," which means that it is permitted to invest in a limited number of issuers. To the extent the Portfolio concentrates its investments in a limited number of issuers or countries, it is subject, to a greater extent, to the risks associated with those issuers or countries.




35 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


Municipal Bond Investments

Investment objective

A high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Principal investment strategies

The Portfolio invests principally in tax-exempt general obligation, revenue and private activity bonds and notes, which are issued by or on behalf of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (including Puerto Rico, the Virgin Islands and Guam). Tax-exempt means that the bonds pay interest that is excluded from gross income for federal income tax purposes. The Portfolio's investments generally include municipal obligations with a full range of maturities and broad issuer and geographic diversification.

Credit quality. The Portfolio limits its investments to municipal obligations that are rated investment grade or higher by a nationally recognized rating organization, or, if unrated, of equivalent quality as determined by the subadvisor, Smith Affiliated Capital Corporation.

How the subadvisor selects the Portfolio's investments

Smith Affiliated Capital Corporation uses an active fixed-income management style that focuses first on the appropriate maturity allocation for the Portfolio within a given market environment. The maturity allocation is supplemented by a long-term market sector rotation. The subadvisor focuses primarily on:

 . "Vital service" revenue bonds (i.e., water, electric, power, sewer and select transportation authority) and secondarily on general obligation bonds of high-quality issuers.

 . Using portfolio credit analysis to evaluate the relative attractiveness of various securities and sectors.

 .  Broad geographic and issuer diversification.

Maturity. The Portfolio is generally composed of a full range of maturities. Individual investments may be of any maturity.

Principal risks of investing in the Portfolio

Because municipal obligations are a type of fixed income security, your investment in the Portfolio is subject to the risks associated with investing in fixed income securities generally. These risks are described on page 3.

Your investment in the Portfolio is also subject to the following specific risks:

 . New federal or state legislation may adversely affect the tax-exempt status of securities held by the Portfolio or the financial ability of the municipalities to repay these obligations

 . The issuer of municipal obligations may not be able to make timely payments because of general economic downturns or increased governmental costs

It is possible that some of the Portfolio's income distributions may be, and distributions of the Portfolio's gains will be, subject to federal taxation. The Portfolio may realize taxable gains on the sale of its securities or other transactions, and some of the Portfolio's income distributions may be subject to the federal alternative minimum tax. This may result in a lower tax-adjusted return. In addition, distributions of the Portfolio's income and gains generally will be subject to state taxation.

The bar chart and tables indicate the risks and returns of investing in the Portfolio. The bar chart below shows changes in the performance of the Portfolio from year to year since its founding on November 18, 1991. The table on the next page shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index and its Lipper peer group. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

                                    [CHART]



                       Calendar years ended December 31

36 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                          Municipal Bond Investments, continued




AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2000)

-------------------------------------------------------------------------

                                        One    Five   Life of  Inception
                                        Year   Years Portfolio   Date
-------------------------------------------------------------------------
Portfolio (without advisory program
 fee)*                                  13.78% 4.69%   5.85%   11/18/91
Lehman Municipal Bond Index             11.68% 5.84%   6.98%      **
Lipper General Municipal Debt Funds
 Average                                10.84% 4.66%   6.29%      **
-------------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.
**Index comparison begins on 11/30/91.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS

---------------------------------------------------------------------------

                                                  Total
                                                  return    Quarter/Year
---------------------------------------------------------------------------
Best                                               8.99 %         1st/1995
Worst                                             (8.16)%         1st/1994
---------------------------------------------------------------------------
Year-to-date                                       4.47 % through 3rd/2001
---------------------------------------------------------------------------


                                  BENCHMARKS

 The Portfolio's primary benchmark is the Lehman Brothers Municipal Bond Index. The index is a composite measure of the total return performance of the municipal bond market. Unlike the Portfolio, the benchmark is unmanaged and does not include any expenses. In addition, the Portfolio compares its performance with the Lipper General Municipal Debt Funds Average. It is an average of the reinvested performance of funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings as determined by a nationally recognized rating organization.

Fee table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses of the Portfolio's latest fiscal year.

Shareholder fees                                                   None
(fees paid directly from your investment)
Maximum annual TRAK(R) fee                                        1.50%
Annual Portfolio operating expenses
(expenses that are deducted from Portfolio assets)
  Management fees and Administration fees                         0.60%
  Other expenses                                                  0.25%
                                                                  -----
Total annual Portfolio operating expenses                         0.85%
                                                                  =====

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 .  You invest $10,000 in the Portfolio for the time periods indicated;

 .  You reinvest all dividends and distributions;

 .  You redeem at the end of each period;

 .  Your investment has a 5% return each year; and

 .  The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

                        After 1 After 3 After 5 After 10
                         year    years   years   years
                         $238    $733   $1,255   $2,686

37 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


Government Money Investments

Investment objective

To provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

Principal investment strategies

The Portfolio invests exclusively in U.S. dollar denominated short-term debt securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities and in repurchase agreements with respect to these securities.

Credit quality. The Portfolio invests exclusively in U.S. treasury securities and other U.S. government securities rated by a nationally recognized rating organization in the two highest short-term rating categories or, if unrated, of equivalent quality as determined by the subadvisor, Standish Mellon Asset Management Company LLC.

Maturity. Individual securities must have remaining maturities of 397 days or less. The Portfolio maintains a dollar-weighted portfolio maturity of 90 days or less.

How the subadvisor selects the Portfolio's investments

Standish Mellon Asset Management Company LLC seeks to maintain a constant net asset value of $1 per share by investing in securities which the subadvisor believes present minimal credit risks. It focuses on improving the Portfolio's yield by:

 . Actively managing sector allocations and the average maturity of the Portfolio.

 . Monitoring the spread relationships between U.S. Treasury and government agency issues and purchasing agencies when they provide a yield advantage.

 . Adjusting average portfolio maturity to reflect the subadvisor's outlook on interest rates.

Principal risks of investing in the Portfolio

Your investment in the Portfolio is subject to the risks associated with investing in fixed income securities generally. These risks are described on page 3. Because the Portfolio invests exclusively in short-term, high-quality debt securities, these risks are less significant than in the case of Portfolios which invest in longer-term securities or in below investment grade securities.

Investment in short-term U.S. government securities is generally the most conservative investment approach of all the Portfolios. Over time, the Portfolio is likely to underperform other investment options.

The Portfolio seeks to maintain a $1 share price. However, the maintenance of a $1 share price is not guaranteed and you may lose money on your investment.

The bar chart and tables below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since its founding on November 18, 1991. The table shows how the Portfolio's average annual returns for different calendar periods compare to the return on the 90-day Treasury bill. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

                                    [CHART]



                       Calendar years ended December 31

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2000)

------------------------------------------------------------

                            One   Five   Life of  Inception
                            year  years Portfolio   Date
------------------------------------------------------------
Portfolio (without advisory
 program fee)*              5.83% 5.07%   4.49%   11/18/91
90-day T-bill Index         5.99% 5.18%   4.70%      **
Lipper U.S. Government
 Money Market Fund Index    5.71% 4.99%   4.04%      **
------------------------------------------------------------

* The Portfolio is available only to investors participating in advisory programs. These programs charge an annual fee, which in the case of TRAK(R) Personalized Investment Advisory Service may be up 1.5%

**Index comparison begins on 11/30/91.

The portfolio's 7-day yield as of December 31, 2000 was 5.89%.

38 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                        Government Money Investments, continued




PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS

---------------------------------------------------------------------

                                             Total
                                             return   Quarter/Year
---------------------------------------------------------------------
Best                                          1.51%         3rd/2000
Worst                                         0.65%   1st & 2nd/1993
---------------------------------------------------------------------
Year-to-date                                  3.24% through 3rd/2001
---------------------------------------------------------------------

                                   BENCHMARK

 The Portfolio's benchmark is the rate of return of the 90 day Treasury bill. Unlike the Portfolio, the benchmark is unmanaged and does not include any expenses. In addition, the Portfolio compares its performance to the Lipper U.S. Government Money Market Funds Index, an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses for the Portfolio's latest fiscal year.

Shareholder fees                                                None
(fees paid directly from your investment)

Maximum annual TRAK(R) fee                                     1.50%

Annual Portfolio operating expenses
(expenses that are deducted from Portfolio assets)
  Management fees                                              0.35%
  Other expenses                                               0.39%
                                                             -------
Total annual Portfolio operating expenses                      0.74%
Management and Administration fee waivers and expense
  reimbursements*                                            (0.14)%

                                                             -------
Net annual Portfolio operating expenses                        0.60%
                                                             =======

* Management has agreed to waive a portion of management and administration fees because it has voluntarily agreed to limit total annual Portfolio operating expenses to 0.60% of average net assets. The manager may change or eliminate this expense limitation at any time.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 .  You invest $10,000 in the Portfolio for the time periods indicated;

 .  You reinvest all dividends and distributions;

 .  You redeem at the end of each period;

 .  Your investment has a 5% return each year; and

 .  The Portfolio's operating expenses remain the same.

Under these assumptions, your costs, including the maximum annual TRAK(R) fee, would be:

                       After 1   After 3 After 5 After 10
                        year      years   years   years
                       $227       $700   $1,200   $2,575

39 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------


S&P 500 Index Investments

Investment objective

Seeks to provide investment results that, before expenses, correspond to the price and yield performance of the S&P 500 Index. The Portfolio will hold a broadly diversified portfolio of common stocks that is comparable to the S&P 500 Index in terms of economic sector weightings, market capitalization and liquidity.

Principal investment strategies

The Portfolio invests at least 80% of its assets in common stocks included in the S&P 500 Index. The Portfolio holds stocks of substantially all of the companies which comprise the S&P 500 Index, including those companies which are headquartered outside the U.S. The Portfolio also enters into repurchase agreements, lends portfolio securities and uses certain types of derivative instruments to help implement its objective.

How the subadvisor selects the Portfolio's investments

Barclays Global Fund Advisors manages the Portfolio as a "pure" index fund. This means that the subadvisor does not evaluate individual companies to identify attractive investment candidates. Instead, the subadvisor attempts to mirror the composition of the S&P 500 Index as closely as possible by adjusting the Portfolio's holdings daily to reflect the companies included in the index and their weightings. The Portfolio does not mirror the index exactly because, unlike the index, the Portfolio must maintain a portion of its assets in cash and liquid securities to meet redemption requests and pay the Portfolio's expenses.

The S&P 500 Index is one of the most widely used benchmarks of U.S. equity performance. The index consists of 500 stocks chosen for market capitalization, liquidity and industry group representation. The index is market-value-weighted, so the larger of the 500 companies have a bigger impact on the performance of the index. The index is unmanaged and does not have to maintain liquidity to meet redemption requests or pay expenses.

The subadvisor follows a passive style, in which the principal objective is to mirror the return of a benchmark index. The subadvisor may seek to achieve that goal by investing in all of the securities in the index. However, in those instances where the subadvisor is unable to replicate the exact index weightings for a particular company in the index, it will allocate a pro rata portion to the other companies in the index.

Principal risks of investing in the Portfolio

An investment in the Portfolio involves specific risks relating to the nature of its investment strategies. You should invest in the Portfolio only if you are capable of bearing the risks described below.

 . You could lose money on your investment in a portfolio, or the portfolio may not perform as well as other investments

 .  The S&P 500 Index may go down, or perform poorly relative to other U.S.
   equity indices or individual stocks

 . An adverse company specific event, such as an unfavorable earnings report, may negatively affect the stock price of one of the larger companies in the S&P 500 Index

 . The stocks of companies which comprise the S&P 500 Index may fall out of favor with investors

 . The Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the underlying securities

Because the Portfolio is managed as an index fund, it will not ordinarily sell a portfolio security because of the security's poor performance. The Portfolio normally buys or sells a portfolio security only to reflect additions or deletions of stocks that comprise the S&P 500 Index or to adjust their relative weightings. Although the subadvisor seeks to replicate the performance of the S&P 500 Index, the Portfolio may underperform the index even before deducting expenses because the Portfolio must maintain a portion of its assets in liquid short-term debt securities which historically have generated significantly lower returns than common stocks.

40 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                 S&P 500 Investments, continued




The bar chart and tables below indicate the risks and returns of investing in the Portfolio. The bar chart shows changes in the performance of the Portfolio from year to year since its founding on October 1, 1999. The table shows how the Portfolio's average annual returns for different calendar periods compare to those of the Portfolio's benchmark index. The Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

                                    [CHART]
00   -9.92

                        Calendar year ended December 31

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2000)

---------------------------------------------------------------------

                                    One    Five   Life of  Inception
                                    year   years Portfolio   Date
---------------------------------------------------------------------
Portfolio (without advisory
 program fee)*                     (9.92)%  n/a     2.58    10/1/99
S&P 500                            (9.10)%  n/a     3.53      **
Lipper S&P 500 Index Objective
 Funds Average                     (9.57)%  n/a   (2.07)      **
--------------------------------------------------------------------

* The Portfolio is available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.5%.
**Index comparison begins on 10/31/99.

PORTFOLIO'S BEST AND WORST CALENDAR QUARTERS

-----------------------------------------------------------------------

                                              Total
                                              return    Quarter Year
-----------------------------------------------------------------------
Best                                           1.97 %         1st/2000
Worst                                         (7.90)%         4th/2000
----------------------------------------------------------------------
Year-to-date                                 (20.62)% through 3rd/2001
----------------------------------------------------------------------


                                   BENCHMARK

 The Portfolio's primary benchmark is the Standard & Poor's 500. The S&P 500 is an index of 500 of the largest stocks in the U.S. Unlike the Portfolio, the benchmark is unmanaged and does not include any expenses. In addition, the Portfolio compares its performance with the Lipper S&P 500 Index Objective Funds Average. It is an average of funds that are passively managed and commit by prospectus language to replicate the performance of the S&P 500 Index, including reinvested dividends. In addition, S&P 500 Index funds have limited expenses (advisor fee no higher than 0.50%).


Fee Table

This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolio and is based upon expenses for the Portfolio's latest fiscal year.

Shareholder fees                                                     None
(fees paid directly from your investment)

Maximum annual TRAK(R) fee                                          1.50%

Annual Portfolio operating expenses
(expenses that are deducted from Portfolio assets)
  Management fee and Administration fees                            0.22%
  Other expenses                                                    0.42%
                                                                  -------
Total annual Portfolio operating expenses                           0.64%
Management and Administration Fee Waivers*                        (0.34)%
                                                                  -------
Net annual Portfolio operating expenses                             0.30%
                                                                  =======

* Management has agreed to waive a portion of management and administration fees because it has voluntarily agreed to limit total annual Portfolio operating expenses to 0.30% of average net assets. The manager may change or eliminate this expense limitation at any time.

41 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                 S&P 500 Investments, continued




Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

The example assumes:

 .  You invest $10,000 in the Portfolio for the time periods indicated;

 .  You reinvest all dividends and distributions;

 .  You redeem at the end of each period;

 .  Your investment has a 5% return each year; and

 .  The Portfolio's operating expenses remain the same.

Under these assumptions, your costs including the maximum annual TRAK(R) fee, would be:

                        After 1 After 3 After 5 After 10
                         year    years   years   years
                         $217    $670   $1,149   $2,472

42 | CONSULTING GROUP CAPITAL MARKETS FUNDS

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43 | CONSULTING GROUP CAPITAL MARKETS FUNDS

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More on the Portfolios' Investments


The section entitled "Investments, Risks and Performance" describes the Portfolios' investment objectives and their principal investment strategies and risks. This section provides some additional information about the Portfolios' investments and certain investment management techniques the Portfolios may use. More information about the Portfolios' investments and portfolio management techniques, some of which entail risk, is included in the Statement of Additional Information (SAI). To find out how to obtain an SAI, please turn to the back cover of this prospectus.


                               Percentage Limits

 Some Portfolio policies in this section are stated as a percentage of assets. These percentages are applied at the time of purchase of a security and subsequently may be exceeded because of changes in the values of a Portfolio's investments.


Equity Investments. The equity oriented Portfolios may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts and equity participations.

Fixed Income Investments. The fixed income oriented Portfolios (except Government Money Investments, Municipal Bond Investments and Balanced Investments, which limit their investments to certain types of fixed income instruments) may invest in all types of fixed income securities. The equity oriented Portfolios may invest a portion of their assets in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related and asset-backed securities (Intermediate Fixed Income Investments, Long-Term Bond Investments, Mortgage Backed Investments, Multi-Sector Fixed Income Investments and Balanced Investments only), convertible securities, eurodollar and yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

An individual security's maturity is the date upon which the issuer must pay back the face amount of the security. A security may have an "effective" maturity which is shorter or longer than its stated maturity depending on the degree of prepayment or extension risk associated with that security. Duration is the measure of an individual security's price sensitivity to changing interest rates. The longer a security's duration, the more sensitive that security's price will be to changes in interest rates.

Mortgage-related securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Intermediate Fixed Income Investments, Long-Term Bond Investments and Mortgage Backed Investments may each invest up to 25% of their assets in privately issued mortgage-related securities. Long-Term Bond Investments, Balanced Investments and Intermediate Fixed Income Investments may each invest up to 5% of their respective assets and Multi-Sector Fixed Income Investments may invest up to 10% of its assets in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. A Portfolio's investments in asset-backed securities will be rated in the highest rating category at the time of investment.

Certain debt instruments may pay principal only at maturity or may represent only the right to receive payments of principal or payments of interest on underlying pools of mortgages or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest only mortgage-backed securities are particularly subject to prepayment risk. A Portfolio may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Principal only instruments are particularly subject to extension risk. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Foreign Securities. Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. If a Portfolio invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets.

Emerging market investments offer the potential of significant gains but also involve greater risks than investing

44 | CONSULTING GROUP CAPITAL MARKETS FUNDS

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                                 More on the Portfolios' Investments, continued



in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private businesses or property may be more likely in emerging markets. The Consulting Group generally considers all of the western European countries, Canada, Australia, New Zealand, Hong Kong, Singapore and Japan to have developed markets and economies and the rest of the countries in the world to have emerging markets and economies.

Economic and monetary union (EMU) in Europe began to be implemented on January 1, 1999, when 11 European countries adopted a single currency--the euro. For participating countries, EMU means sharing a single currency and single official interest rate and adhering to agreed upon limits on government borrowing. Budgetary decisions will remain in the hands of each participating country, but will be subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate to maintain price stability within the euro zone. EMU is driven by the expectation of a number of economic benefits, including lower transaction costs, reduced exchange risk, greater competition, and a broadening and deepening of European financial markets. However, there are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. This uncertainty may increase the volatility of the international markets.

Each Portfolio which is not an international oriented Portfolio (International Equity Investments, International Fixed Income Investments and Emerging Markets Equity Investments), may invest up to 10% of its assets in foreign securities, including emerging market securities. The S&P 500 Investments may purchase common stocks and American Depositary Receipts (ADRs) of the foreign companies included in the S&P 500 Index. These securities are publicly traded on U.S. securities exchanges or over-the-counter markets. ADRs are U.S. dollar denominated securities which represent an interest in an underlying foreign security.

Municipal Obligations. Municipal Bond Investments invests primarily in municipal obligations, which are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. The two principal classifications of municipal obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed. Revenue securities may include private activity bonds which may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities.

The secondary market for municipal obligations may be less liquid than for most taxable fixed income securities which may limit the Portfolio's ability to buy and sell these obligations at times and prices the manager believes would be advantageous. There may be less information available about the financial condition of an issuer of municipal obligations than about issuers of other publicly traded securities. Also, state and federal bankruptcy laws could hinder the Portfolio's ability to recover interest or principal in the event of a default by the issuer.

The Portfolio will not invest more than 25% of its total assets in municipal obligations whose issuers are located in the same state or more than 25% of its total assets in obligations that are secured by revenues from entities in any one of the following categories: hospitals and health facilities; ports and airports; or colleges and universities. The Portfolio also will not invest more than 25% of its total assets in private activity bonds of similar projects. The Portfolio may, however, invest more than 25% of its total assets in municipal obligations of one or more of the following types: turnpikes and toll roads; public housing authorities; general obligations of states and localities; state and local housing finance authorities; municipal utilities systems; tax-free prefunded bonds secured or backed by the U.S. Treasury or other U.S. government guaranteed securities; and pollution control bonds.

45 | CONSULTING GROUP CAPITAL MARKETS FUNDS

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                                 More on the Portfolios' Investments, continued





                                Credit Quality

 A Portfolio's rating criteria are applied at the time of purchase. If a security is subsequently downgraded, the subadvisor may, but is not required to, sell the security. If a security is rated differently by two or more rating organizations, the subadvisor may use the higher rating to determine the security's rating category.

 Securities are considered investment grade if they are:

 . rated in one of the top four long-term rating categories by a nationally recognized statistical rating organization.

 .  unrated securities that the subadvisor believes to be of comparable quality.

 Securities are considered below investment grade if they are rated below the top four long-term ratings or are of equivalent quality if unrated. Below investment grade securities, also known as "high yield securities," (commonly known as "junk bonds") are subject to:

 . the increased risk of an issuer's inability to meet principal and interest obligations.

 . greater price volatility because of a heightened sensitivity to changing interest rates.

 .  less liquidity.

Derivative contracts. Each Portfolio, except Government Money Investments, may, but is not required to, use derivative contracts for any of the following purposes:

 . To hedge against adverse changes caused by changing interest rates, stock market prices or currency exchange rates in the market value of securities held by or to be bought for a Portfolio.

 .  As a substitute for purchasing or selling securities.

 . To shorten or lengthen the effective maturity or duration of a Portfolio's fixed income investments.

 .  To enhance a Portfolio's potential gain in non-hedging situations.

 .  To increase a Portfolio's liquidity.

The Portfolios may use various types of derivative instruments, including options on securities and securities indices, futures and options on futures (except Government Money Investments, Municipal Bond Investments and Balanced Investments) and, for those Portfolios that invest directly in foreign securities, forward currency contracts, currency futures contracts and options on currencies and currency futures. A derivative contract will obligate or entitle a Portfolio to deliver or receive an asset or a cash payment based on the change in value of one or more designated securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a Portfolio's interest rate, stock market and currency exposure. Therefore, using derivatives can disproportionately increase Portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Portfolio's holdings. The other party to certain derivative contracts presents the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Portfolio's assets less liquid and harder to value, especially in declining markets.

Mortgage Dollar Rolls. Mortgage Backed Investments, Balanced Investments and Multi-Sector Fixed Income Investments may enter into mortgage dollar roll transactions to earn additional income. In these transactions, a Portfolio sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio loses the right to receive interest and principal payments on the security it sold. However, the Portfolio benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadvisor's ability to forecast mortgage prepayment patterns on different mortgage pools. The Portfolio may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value because of market conditions or prepayments on the underlying mortgages.

High Yield Securities. High Yield Investments and Multi-Sector Fixed Income Investments can invest in high yield securities. These are commonly known as "junk bonds" and involve a substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value because of adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. The Portfolio may experience increased price sensitivity to changing interest rates and greater risk of loss because of default or declining credit quality. In addition, adverse company specific

46 | CONSULTING GROUP CAPITAL MARKETS FUNDS

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                                 More on the Portfolios' Investments, continued



events are more likely to render the issuer unable to make interest and/or principal payments. A negative perception of the high yield market may develop, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time.

Swaps. Emerging Markets Equity Investments, with respect to 15% of the total assets allocated to SSgA, may enter into index swaps. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. The Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

Defensive investing. The Portfolios may depart from their principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short term debt securities. The Portfolios' investments in these assets are managed by Smith Barney Fund Management LLC ("SBFM").

Impact of high portfolio turnover. Each Portfolio may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from a Portfolio's performance.

Order of Exemption. The Trust is subject to an Order of Exemption from the Department of Labor requiring the Portfolios to limit its investments in the securities of affiliates of Salomon Smith Barney, including Citigroup, Inc., to one percent of the Portfolio's net assets. However, this percentage limitation may be exceeded where the amount held by the subadvisor is used to replicate an established third party index such as the S&P 500 Index.

Investment Policies. The Portfolios' non-fundamental investment policies generally may be changed by the Board of Trustees without shareholder approval.

More information about investment styles. If a subadvisor follows a passive style, the subadvisor's principal objective is to mirror the return of a benchmark index. The subadvisor may seek to achieve that goal by investing in all of the securities in the index or by selecting certain securities in the index with respect to which the subadvisor believes there is a high correlation between changes in the value of the index and these securities. An active subadvisor seeks to outperform the index by selecting securities which the subadvisor believes will appreciate in value at a rate greater than the index. However, if the subadvisor is incorrect in its estimate of a security's performance, the Portfolio may underperform the index. A risk controlled subadvisor uses an active management style but employs investment criteria that are intended to limit the positive or negative variances from the index. A top down investment approach places greater emphasis on selecting the industries or sectors, or in the case of an international fund, country allocations, that the subadvisor believes will outperform the market rather than on individual stock selection. Consequently, these subadvisors place greater emphasis upon economic and market trends. A subadvisor using a bottom up approach primarily emphasizes the outlook for individual companies. Stock picking and not overall market trends or industry or sector weightings is most important. A subadvisor using a contrarian approach primarily focuses on companies which are out of favor and/or its market value is depressed. The subadvisor believes the stock market will adjust ultimately to reflect the intrinsic value of these companies. If a subadvisor or Portfolio focuses upon growth stocks, the emphasis is upon companies whose earnings are expected to increase at a rate that exceeds the average of the market as a whole. Value investing seeks to identify companies that have an underlying value that is not currently reflected in the company's market price. The subadvisor anticipates that over time the market will reflect the underlying value in the market price.

Potential Conversion. High Yield Investments reserves the right, if approved by the Board of Trustees, to convert in the future to a "Master/Feeder" fund that would invest all of its assets in a Master/Feeder fund having substantially the same investment objective, policies and restrictions. At least 30 days' written notice of any action would be given to all shareholders if, and when, such a proposal is approved.

47 | CONSULTING GROUP CAPITAL MARKETS FUNDS

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The Manager

The manager. The Consulting Group, a division of SBFM, serves as the manager for the Portfolios. SBFM is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world. As manager, the Consulting Group selects and oversees professional money managers who are responsible for investing the assets of the Portfolios. The Consulting Group was established to match the investment needs of institutional investors and substantial individual investors with appropriate and well-qualified investment advisors. Since 1973, the Consulting Group has grown to become one of the nation's foremost organizations providing portfolio evaluation, asset allocation, market analysis and investment advisor selection services.

The Portfolios are part of a series of portfolios which comprise the Consulting Group Capital Markets Funds (the "Trust"). The Trust is a series company that consists of the Portfolios and the following additional portfolios which are offered in separate prospectuses, copies of which can be obtained from any Salomon Smith Barney Financial Consultant:

 .  Multi-Strategy Market Neutral Investments

 .  Global Sciences and Technology Investments


                            The Evaluation Process

 The Consulting Group screens more than 3,000 registered investment advisory firms, tracks the performance of more than 700 firms on its comprehensive database and evaluates the strength and performance of advisory firms in Consulting Group programs each year. Throughout the evaluation, the Consulting Group focuses on a number of key issues:

 .  level of expertise

 .  relative performance and consistency of performance

 .  strict adherence to investment discipline or philosophy

 .  personnel, facility and financial strength

 .  quality of service and communication.

The subadvisors. The subadvisors are responsible for the day-to-day investment operations of the Portfolios in accordance with each Portfolio's investment objectives and policies. The name and address of each subadvisor, and the name and background of each portfolio manager, is included on pages 49-53.

The subadvisor selection process. Subject to the review and approval of the Portfolios' Trustees, the Consulting Group is responsible for selecting, supervising and evaluating subadvisors who manage the Portfolios' assets. The Consulting Group may adjust the allocation of a Portfolio's assets among the subadvisors by up to 10%. Any adjustment affecting more than 10% of a Portfolio's assets can only be made by the Board of Trustees. The Consulting Group employs a rigorous evaluation process to select those subadvisors that have distinguished themselves through consistent and superior performance. The Consulting Group is also responsible for communicating performance expectations and evaluations to the subadvisors and ultimately recommending to the Board of Trustees whether a subadvisor's contract should be renewed. The Consulting Group provides written reports to the Trustees regarding the results of its evaluation and monitoring functions.

The Portfolios rely upon an exemptive order from the Securities and Exchange Commission which permits the manager to select new subadvisors or replace existing subadvisors without first obtaining shareholder approval. The Trustees, including a majority of the "non-interested" Trustees, must approve each new subadvisory contract. This allows the manager to act more quickly to change subadvisors when it determines that a change is beneficial to shareholders by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Portfolios will provide investors with information about each new subadvisor and its subadvisory contract within 90 days of the engagement of a new subadvisor.

48 | CONSULTING GROUP CAPITAL MARKETS FUNDS

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                                                         The Manager, continued


The subadvisors, portfolio managers and the percentage of Portfolio assets each subadvisor manages are described below.


           Fund                        Subadvisor            Percentage         Portfolio Manager
---------------------------------------------------------------------------------------------------------
Large Capitalization Growth Barclays Global Fund Advisors     30%-40%   Barclays uses a team
  Investments               45 Fremont Street                           management approach to
                            San Francisco, CA 94105                     manage indexed portfolios.

                            TCW Investment Management         30%-40%   Glen Bickerstaff
                            Company                                     Mr. Bickerstaff has been
                            865 South Figueroa Street                   responsible for the day-to-day
                            Suite 1800                                  management of the Portfolio
                            Los Angeles, CA 90017                       since 2000. He joined the firm in
                                                                        1998. Prior to joining TCW, he
                                                                        was a senior portfolio manager
                                                                        of Transamerica Investments
                                                                        Services.

                            Turner Investment Partners, Inc.  30%-40%   Robert Turner, CFA
                            1235 Westlakes Drive                        Mr. Turner has been primarily
                            Suite 350                                   responsible for the day-to-day
                            Berwyn, PA 19312                            management of the Portfolio
                                                                        since 2000. He has been
                                                                        chairman and chief investment
                                                                        officer of the firm since 1990
                                                                        and has 19 years of investment
                                                                        experience.

Large Capitalization Value  The Boston Company Asset          20%-30%   Robert J. Eastman
  Equity Investments        Management L.L.C.                           Mr. Eastman has been
                            One Boston Place                            responsible for the day-to-day
                            Boston, MA 02108                            management of the Portfolio
                                                                        since 1996. He is a Sr. Vice
                                                                        President of the firm and is a
                                                                        member of its Equity Policy
                                                                        Group. Mr. Eastmann has been
                                                                        with the firm since 1991.

                            Parametric Portfolio Associates     10%     Parametric uses a team
                            7310 Columbia Center                        management approach.
                            701 Fifth Avenue
                            Seattle, WA 98164

                            Barclays Global Fund Advisors     0%-10%    Barclays uses a team
                            45 Fremont Street                           management approach to
                            San Francisco, CA 94105                     manage indexed portfolios.

                            Chartwell Investment Partners     20%-30%   Bernard Schaffer
                            1235 Westlakes Drive, Suite 330             Mr. Schaffer has been primarily
                            Berwyn, PA 19312                            responsible for the day-to-day
                                                                        management of the Portfolio
                                                                        since 1999. He has been with
                                                                        Chartwell since 1997 and has
                                                                        had 29 years of investment
                                                                        experience.

                            Alliance Capital Management L.P.  20%-30%   Alliance uses a team
                            767 Fifth Avenue                            management approach.
                            New York, NY 10153

Small Capitalization Growth Mellon Capital Management         0%-10%    Mellon uses a team
  Investments               Corporation                                 management approach to
                            595 Market Street, Suite 3000               manage indexed portfolios.
                            San Francisco, CA 94105

49 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                         The Manager, continued



           Fund                        Subadvisor            Percentage         Portfolio Manager
----------------------------------------------------------------------------------------------------------
Small Capitalization Growth Wall Street Associates             20%-30%  William Jeffery, III
  Investments--(Continued)  1200 Prospect Street, Suite 100             Kenneth McCain
                            La Jolla, CA 92037                          David Baratta
                                                                        Messrs. Jeffery and McCain
                                                                        have been primarily responsible
                                                                        for the day-to-day management
                                                                        of the Portfolio since 1997. Mr.
                                                                        Baratta joined the portfolio
                                                                        management team in 1999.
                                                                        Messrs. Jeffery and McCain are
                                                                        founding partners of the firm
                                                                        and have over 25 years of
                                                                        investment experience.

                            Westpeak Global Advisors, L.P.     20%-30%  Westpeak uses a team
                            1470 Walnut Street, Suite 400               management approach.
                            Boulder, CO 80302

                            Kern Capital Management LLC        20%-30%  David G. Kern
                            114 West 47th Street, Suite 1926            Mr. Kern has been primarily
                            New York, NY 10036                          responsible for the day-to-day
                                                                        management of the Portfolio
                                                                        since 1999. He co-founded Kern
                                                                        in 1997 and has had 15 years
                                                                        of investment experience.

                            Westfield Capital Management       20%-30%  Westfield uses a team
                            Co., Inc.                                   management approach.
                            One Financial Center
                            Boston, MA 02111

Small Capitalization Value  Mellon Capital Management          0%-10%   Mellon uses a team
  Equity Investments        Corporation                                 management approach to
                            595 Market Street, Suite 3000               manage indexed portfolios.
                            San Francisco, CA 94105

                            NFJ Investment Group              25%-35%   NFJ uses a team management
                            2121 San Jacinto Street,                    approach.
                            Suite 1840
                            Dallas, TX 75201

                            Rutabaga Capital Management LLC   25%-35%   Peter Schliemann
                            64 Broad Street                             Mr. Schliemann has been
                            Boston, MA 02109                            primarily responsible for the
                                                                        day-to-day management of the
                                                                        Portfolio since 2000. Mr.
                                                                        Schliemann founded Rutabaga in
                                                                        1999, and is President. Prior to
                                                                        founding Rutabaga, he was a
                                                                        director, executive vice president
                                                                        and portfolio manager of David L.
                                                                        Babson & Co. Inc.

                            Furman Selz Capital Management    25%-35%   Furman Selz uses a team
                            LLC                                         management approach.
                            230 Park Avenue
                            New York, NY 10169

International Equity        SSgA Funds Management, Inc.        0%-10%   SSgA uses a team management
  Investments               Two International Place                     approach.
                            Boston, MA 02110

50 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                         The Manager, continued



           Fund                        Subadvisor              Percentage         Portfolio Manager
------------------------------------------------------------------------------------------------------------
International Equity       Oechsle International Advisors, LLC  20%-30%   Kathleen Harris
  Investments--(Continued) One International Place                        Ms. Harris had shared
                           Boston, MA 02110                               management responsibility since
                                                                          1997. She has been with Oechsle
                                                                          since 1997. Previously, Ms. Harris
                                                                          was portfolio manager and
                                                                          investment director for the State
                                                                          of Wisconsin Investment Board,
                                                                          where she managed the fund's
                                                                          international equity assets. Prior
                                                                          to that time, she was a fund
                                                                          manager and equity analyst for the
                                                                          Northern Trust Company.

                           Deutsche Asset Management, Inc.      20%-30%   DAMI uses a team management
                           280 Park Avenue                                approach.
                           New York, NY 10017

                           Brandywine Asset Management, Inc.    20%-30%   Brandywine uses a team
                           3 Christina Centre                             management approach.
                           201 N. Walnut Street
                           Wilmington, DE 19801

Emerging Markets Equity    SSgA Funds Management, Inc.            50%     SSgA uses a team management
  Investments              Two International Place                        approach.
                           Boston, MA 02110

                           F & C Emerging Markets Ltd.            50%     F & C uses a team management
                           8th Floor                                      approach.
                           Exchange House
                           Primrose Street
                           London EC2A 2NY
                           England

Balanced Investments       Laurel Capital Advisors, LLP           60%     Laurel uses a team management
                           One Mellon Bank Center,                        approach.
                           Suite 151-3925
                           Pittsburgh, PA 15258

                           Seix Investment Advisors               40%     Christina Seix
                           300 Tice Boulevard                             Ms. Seix is Chairman and Chief
                           Woodcliff Lake, NJ 07675                       Investment Officer of the firm.
                                                                          She has been with the firm for
                                                                          8 years and has had 27 years of
                                                                          investment experience. Ms. Seix
                                                                          has been primarily responsible
                                                                          for the day-to-day management of
                                                                          the portfolio since January 1999.

Intermediate Fixed Income  Metropolitan West Asset                20%     MWAM uses a team
  Investments              Management, LLC                                management approach.
                           11766 Wilshire Boulevard
                           Suite 1580
                           Los Angeles, CA 90025

51 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                         The Manager, continued



           Fund                     Subadvisor           Percentage  Portfolio Manager
----------------------------------------------------------------------------------------
Intermediate Fixed Income  Pacific Investment Management     40%    PIMCO uses a team
  Investments--(Continued) Company LLC                              management approach.
                           840 Newport Center Drive,
                           Suite 300
                           Newport Beach, CA 92660

                            BlackRock Financial               40% BlackRock uses a team
                            Management, Inc.                      management approach.
                            345 Park Avenue
                            New York, NY 10154

Long-Term Bond Investments  Western Asset Management         100% Western uses a team
                            Company                               management approach.
                            117 East Colorado Boulevard
                            Pasadena, CA 91105

Mortgage Backed Investments Utendahl Capital Management CFI  100% Utendahl uses a team
                            201 East Pine Street,                 management approach.
                            Suite 825
                            Orlando, FL 32801

High Yield Investments      Alliance Capital Management L.P.  50% Alliance uses a team
                            1345 Avenue of the Americas           management approach.
                            New York, NY 10105

                            Western Asset Management          50% Western uses a team
                            Company                               management approach.
                            117 East Colorado Boulevard
                            Pasadena, CA 91105

Multi-Sector Fixed Income  Metropolitan West Asset          60% MWAM uses a team
 Investments               Management, LLC                      management approach.
                           11766 Wilshire Boulevard
                           Suite 1580
                           Los Angeles, CA 90025

                           Western Asset Management         20% Western uses a team
                           Company                              management approach.
                           117 East Colorado Boulevard
                           Pasadena, CA 91105

                           Utendahl Capital Management CFI  20% Utendahl uses a team
                           201 East Pine Street, Suite 825      management approach.
                           Orlando, FL 32801

International Fixed Income Julius Baer Investment          100% Edward Dove
 Investments               Management Inc.                      Mr. Dove heads the team
                           330 Madison Avenue                   responsible for the day-to-day
                           New York, NY 10017                   management of the Portfolio
                                                                since 1992. He is Chief
                                                                Investment Officer at Julius Baer
                                                                and has had 19 years of
                                                                investment experience.

Municipal Bond Investments Smith Affiliated Capital        100% Smith uses a team management
                           Corporation                          approach.
                           880 Third Avenue
                           New York, NY 10022

52 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                         The Manager, continued



       Fund                  Subadvisor           Percentage     Portfolio Manager
---------------------------------------------------------------------------------------
Government Money    Standish Mellon Asset            100%    Standish uses a team
  Investments       Management Company LLC                   management approach.
                    One Financial Center
                    Boston, MA 02111

S&P 500 Investments Barclays Global Fund Advisors    100%    Barclays uses a team
                    45 Fremont Street                        management approach to
                    San Francisco, CA 94105                  manage indexed portfolios.

53 | CONSULTING GROUP CAPITAL MARKETS FUNDS

54 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                         The Manager, continued



Management Fees. The Consulting Group receives fees from each Portfolio for its services. In turn, the Consulting Group pays the subadvisors a portion of this fee for their services. In addition, each Portfolio pays SBFM a fee at an annual rate of 0.20% of its average daily net assets for administration services. The Consulting Group and SBFM may voluntarily waive a portion or all of their respective fees otherwise payable to them. The chart below shows the management fees paid by each Portfolio.

                                                                    Actual
                                                                  Management
                                                                   Fee Paid
                                                                    During
                                                       Management Most Recent
                      Portfolio                           Fee     Fiscal Year
----------------------------------------------------------------------------
Large Capitalization Growth Investments                   0.60%      0.45%
Large Capitalization Value Equity Investments             0.60%      0.45%
Small Capitalization Growth Investments                   0.80%      0.67%
Small Capitalization Value Equity Investments             0.80%      0.58%
International Equity Investments                          0.70%      0.60%
Emerging Markets Equity Investments                       0.90%      0.90%
Balanced Investments                                      0.60%      0.58%
Intermediate Fixed Income Investments                     0.40%      0.42%
Long-Term Bond Investments                                0.40%      0.40%
Mortgage Backed Investments                               0.50%      0.50%
High Yield Investments                                    0.70%      0.70%
Multi-Sector Fixed Income Investments                     0.65%      0.43%
International Fixed Income Investments                    0.50%      0.50%
Municipal Bond Investments                                0.40%      0.40%
Government Money Investments                              0.15%      0.15%
S&P 500 Index Investments                                 0.02%      0.02%

Possible Conflict of Interest. The advisory fee paid by each Portfolio in the Trust to the manager and the portion of that advisory fee paid by the manager to each subadvisor varies depending upon the Portfolio of the Trust selected. For this reason, the manager could retain a larger portion of the advisory fee by recommending to clients in its asset allocation program certain Portfolios in the Trust over other Portfolios for asset allocation. You should consider this possible conflict of interest when evaluating the manager's asset allocation recommendation. The manager intends to comply with standards of fiduciary duty that require it to act solely in the best interest of a participant when making investment recommendations.

54 | CONSULTING GROUP CAPITAL MARKETS FUNDS

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Asset Allocation Programs

Shares of the Trust's Portfolios are available to participants in advisory programs or asset based fee programs sponsored by Salomon Smith Barney Inc., including the TRAK(R) Personalized Investment Advisory Service, or other qualified investment advisors approved by the Consulting Group. The advisory services provide investors with asset allocation recommendations, which are implemented through the Portfolios.

Advisory services generally include:

 .  evaluating the investor's investment objectives and time horizon

 .  analyzing the investor's risk tolerance

 .  recommending an allocation of assets among the Portfolios in the Trust

 . providing monitoring reports containing an analysis and evaluation of an investor's account and recommending any changes

While an advisory service makes a recommendation, the ultimate investment decision is up to the investor and not the provider of the advisory service.

Under an advisory service, an investor typically pays an advisory fee that may vary based on a number of factors. The maximum fee for assets invested in the Trust under a Salomon Smith Barney advisory service is 1.50% of average quarter-end net assets. This fee may be reduced in certain circumstances. The fee under a Salomon Smith Barney advisory program may be paid either by redemption of shares of the Trust or by separate payment.

55 | CONSULTING GROUP CAPITAL MARKETS FUNDS

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Investment and Account Information

Account transactions

Purchase of Shares. You may purchase shares of a Portfolio if you are a participant in an advisory program or asset based fee program sponsored by Salomon Smith Barney, including TRAK(R), or by qualified investment advisors not affiliated with Salomon Smith Barney. Purchases of shares of a Portfolio must be made through a brokerage account maintained with Salomon Smith Barney or through a broker that clears securities transactions through Salomon Smith Barney (an introducing broker). You may establish a brokerage account with Salomon Smith Barney free of charge in order to purchase shares of a Portfolio.

 . The minimum initial aggregate investment in the TRAK program is $10,000. The minimum investment in a Portfolio is $100.

 .  There is no minimum on additional investments.

 . The minimum initial aggregate investment in the TRAK program for employees of Salomon Smith Barney and members of their immediate families, and retirement accounts or plans for those persons, is $5,000.

 . The Portfolios and the TRAK program may vary or waive the investment minimums at any time.

 . You may establish a Systematic Withdrawal/Investment Schedule. For more information, contact your Investment Professional or consult the SAI.

Shares of the Portfolios are sold at net asset value per share without imposition of a sales charge but will be subject to any applicable advisory program fee. All orders to purchase accepted by Salomon Smith Barney or the introducing broker before 4:00 p.m., Eastern time, will receive that day's share price. Orders accepted after 4:00 p.m. will receive the next day's share price. All purchase orders must be in good order to be accepted. This means you have provided the following information:

 .  Name of the Portfolio

 .  Account Number

 .  Dollar amount or number of shares to be purchased

 .  Signatures of each owner exactly as the account is registered

Each Portfolio reserves the right to reject purchase orders or to stop offering its shares without notice. No order will be accepted unless Salomon Smith Barney has received and accepted an advisory agreement signed by the investor participating in the TRAK(R) program or other advisory program or asset based fee program sponsored by Salomon Smith Barney. With respect to invest- ors participating in advisory programs sponsored by entities other than Salomon Smith Barney, Salomon Smith Barney must have received and accepted the appropriate documents before the order will be accepted. Payment for shares must be received by Salomon Smith Barney or the introducing broker within three business days after the order is placed in good order.

Redemption of Shares. You may sell shares of a Portfolio at net asset value on any day the New York Stock Exchange is open by contacting your broker. All redemption requests accepted by Salomon Smith Barney or an introducing broker before 4:00 p.m. Eastern time on any day will be executed at that day's share price. Orders accepted after 4:00 p.m. will be executed at the next day's price. All redemption orders must be in good form, which may require a signature guarantee (available from most banks, dealers, brokers, credit unions and federal savings and loan associations, but not from a notary public) to assure the safety of your account. If you discontinue your Salomon Smith Barney advisory service, you must redeem your shares in the Portfolios.

Each Portfolio has the right to suspend redemptions of shares and to postpone the transmission of redemption proceeds to a shareholder's account at Salomon Smith Barney or at an introducing broker for up to seven days, as permitted by law. Redemption proceeds held in an investor's brokerage account generally will not earn any income and Salomon Smith Barney or the introducing broker may benefit from the use of temporarily uninvested funds. A shareholder who pays for shares of a Portfolio by personal check will be credited with the proceeds of a redemption of those shares after the purchaser's check has cleared, which may take up to 15 days.

Exchange of Shares. An investor that participates in an advisory program may exchange shares in a Portfolio for shares in any other Portfolio in the Trust at net asset value without payment of an exchange fee. Be sure to consider the investment objectives and policies of any Portfolio into which you make an exchange. An exchange is a taxable transaction except for exchanges within a retirement account.

The Consulting Group may limit additional exchanges and/or purchases by a shareholder if it determines that the shareholder is pursuing a pattern of frequent exchanges. Excessive exchange transactions can adversely affect a Portfolio's performance, hurting the Portfolio's other shareholders. If the Consulting Group discovers a pattern of frequent exchanges, it will provide notice in writing or by telephone to the shareholder at least 15 days before suspending his or her exchange privilege. During the 15-day period the shareholder will be re-

56 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                  Investment and Account Information, continued



quired either to redeem his or her shares in the Portfolio or establish an allocation which the shareholder expects to maintain for a significant period of time.

Accounts with Low Balances. If your account falls below $7,500 as a result of redemptions (and not because of performance or payment of the Salomon Smith Barney Advisory Service fees), Salomon Smith Barney or the introducing broker may ask you to increase the size of your account to $7,500 within thirty days. If you do not increase the account to $7,500, Salomon Smith Barney may redeem the shares in your account at net asset value and remit the proceeds to you. The proceeds will be deposited in your brokerage account unless you instruct otherwise.

Valuation of shares

Each Portfolio offers its shares at their net asset value per share. Each Portfolio calculates net asset value once daily as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., New York time) on each day the exchange is open. The exchange is closed on certain holidays listed in the SAI. If the exchange closes early, the Portfolio accelerates calculation of net asset value and transaction deadlines to the actual closing time.

A Portfolio generally values its fund securities based on market prices or quotations. A Portfolio's currency conversions, if any, are done when the London stock exchange closes. When reliable market prices or quotations are not available, or when the Consulting Group believes they are unreliable or that the value of a security has been materially affected by events occurring after the securities or currency exchanges close, a Portfolio may price those securities at fair value. Fair value is determined in accordance with procedures approved by the Portfolios' Board of Trustees. A mutual fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

International markets may be open, and trading may take place, on days when U.S. markets are closed. For this reason, the values of foreign securities owned by a Portfolio could change on days when shares of the Portfolio cannot be bought or redeemed.

Dividends and distributions

Each Portfolio intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. Government Money Investments declares dividends, if any, from net investment income daily and pays dividends monthly. Shareholders in Government Money Investments receive dividends from the day following purchase through the date of redemption. The other fixed income oriented Portfolios and Balanced Investments declare and pay dividends, if any, from net investment income monthly. The equity oriented Portfolios declare and pay dividends, if any, from net investment income annually. All of the Portfolios declare and distribute realized net capital gains, if any, annually, typically in December. All dividends and capital gains are reinvested in shares of the Portfolio that paid them unless the shareholder elects to receive them in cash.

The equity oriented Portfolios expect distributions to be primarily from capital gains. Balanced Investments expects distributions to be from both capital gains and income. The fixed income oriented Portfolios expect distributions to be primarily from income.

Taxes

            ---------------------------------------------------------

            Transactions                Federal Tax Status
            ---------------------------------------------------------
            Sales or exchange of        Usually capital gain or loss
              shares                    (except no gain or loss for
                                        Government Money
                                        Investments); long-term
                                        only if shares owned more
                                        than one year
            ---------------------------------------------------------
            Distributions of long term  Long-term capital gain
              capital gain
            ---------------------------------------------------------
            Distributions of short term Ordinary income
              capital gain
            ---------------------------------------------------------
            Dividends from net          Ordinary income (for all
              investment income         Portfolios except Municipal
                                        Bond Investments)
            ---------------------------------------------------------
            Any of the above received   Not a taxable event
              by a qualified retirement
              account
            ---------------------------------------------------------

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when a Portfolio is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

Dividends paid by Municipal Bond Investments that are derived from interest earned on qualifying tax-exempt obligations are expected to be "exempt-interest" dividends that shareholders may exclude from their gross incomes for federal income tax purposes if the Portfolio satisfies certain asset-percentage requirements.

57 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                  Investment and Account Information, continued




After the end of each year, you will receive a Form 1099 indicating your dividends and distributions for the prior year, which are taxable as described above even if reinvested, and your redemptions during that year. If you do not provide the Portfolios with your correct taxpayer identification number and any required certifications, you may be subject to backup withholding of 30.5% (30% for 2002) of a Portfolio's distributions, dividends (other than exempt-interest dividends) and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a Portfolio.

As noted above, investors, out of their own assets, will pay an advisory service fee. For most investors who are individuals, this fee will be treated as a "miscellaneous itemized deduction" for federal income tax purposes. Under current federal income tax law, an individual's miscellaneous itemized deductions for any taxable year will be allowed as a deduction only to the extent the aggregate of these deductions exceeds 2% of adjusted gross income. Such deductions are also subject to the general limitation on itemized deductions for individuals having, in 2001, adjusted gross income in excess of $132,950 ($66,475 for married individuals filing separately).

58 | CONSULTING GROUP CAPITAL MARKETS FUNDS

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                                                PMT Update or Delete, Continued

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each Portfolio for the past five years (or since inception if less than 5 years). The information in the following tables was audited by KPMG LLP, independent auditors, whose report, along with each Portfolio's financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of a fund assuming reinvestment of all dividends and distributions.

For a share of beneficial interest outstanding throughout each year ended August 31:

Large Capitalization Growth Investments

-----------------------------------------------------------------------------------

                                             2001(1)    2000    1999   1998   1997
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $29.33  $24.35  $17.30  $17.27 $13.10
-----------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)               (0.05)  (0.04)    0.01    0.04   0.07
  Net realized and unrealized gain (loss)   (11.65)    7.87    7.87    1.31   4.72
-----------------------------------------------------------------------------------
Total Income (Loss) From Operations         (11.70)    7.83    7.88    1.35   4.79
-----------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          --      --  (0.01)  (0.08) (0.08)
  Net realized gains                         (6.29)  (2.85)  (0.82)  (1.24) (0.54)
-----------------------------------------------------------------------------------
Total Distributions                          (6.29)  (2.85)  (0.83)  (1.32) (0.62)
-----------------------------------------------------------------------------------
Net Asset Value, End of Year                 $11.34  $29.33  $24.35  $17.30 $17.27
-----------------------------------------------------------------------------------
Total Return                               (45.61)%  34.31%  46.29%   7.81% 37.47%
-----------------------------------------------------------------------------------
Net Assets, End of Year (millions)           $1,651  $2,758  $2,326  $1,793 $1,845
-----------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    0.77%   0.71%   0.68%   0.76%  0.69%
  Net investment income (loss)              (0.29)%  (0.15)    0.06    0.16   0.50
-----------------------------------------------------------------------------------
Portfolio Turnover Rate                        115%     59%     34%     39%    65%
-----------------------------------------------------------------------------------

Large Capitalization Value Equity Investments
-----------------------------------------------------------------------------------

                                             2001(1)    2000    1999   1998   1997
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $11.93  $13.53  $12.28  $14.91 $11.55
-----------------------------------------------------------------------------------
Income (loss) From Operations:
  Net investment income (loss)                 0.12    0.17    0.17    0.16   0.23
  Net realized and unrealized gain (loss)    (0.34)    0.31    2.94    0.08   4.09
-----------------------------------------------------------------------------------
Total Income (loss) From Operations          (0.22)    0.48    3.11    0.24   4.32
-----------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.15)  (0.17)  (0.18)  (0.11) (0.34)
  Net realized gains                         (1.49)  (1.91)  (1.68)  (2.76) (0.62)
-----------------------------------------------------------------------------------
Total Distributions                          (1.64)  (2.08)  (1.86)  (2.87) (0.96)
-----------------------------------------------------------------------------------
Net Asset Value, End of Year                 $10.07  $11.93  $13.53  $12.28 $14.91
-----------------------------------------------------------------------------------
Total Return                                (1.96)%   4.00%  26.36%   0.03% 38.98%
-----------------------------------------------------------------------------------
Net Assets, End of Year (millions)           $1,612  $1,933  $1,946  $1,712 $1,935
-----------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    0.78%   0.78%   0.75%   0.80%  0.78%
  Net investment income (loss)                 1.10    1.34    1.10    1.18   1.70
-----------------------------------------------------------------------------------
Portfolio Turnover Rate                         79%     78%     54%     57%    70%
-----------------------------------------------------------------------------------
(1)Per share amounts have been calculated using the monthly average shares method.

59 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                Financial Highlights, continued


Small Capitalization Growth Investments

-----------------------------------------------------------------------------------

                                            2001(1) 2000(1)   1999     1998   1997
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $24.36 $17.93  $12.83   $18.29 $17.79
-----------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                        (0.08) (0.11)  (0.07)   (0.07) (0.06)
  Net realized and unrealized gain (loss)    (7.71)   8.66    5.68   (4.23)   2.87
-----------------------------------------------------------------------------------
Total Income (Loss) From Operations          (7.79)   8.55    5.61   (4.30)   2.81
-----------------------------------------------------------------------------------
Less Distributions From:
  Net realized gains                         (4.31) (2.12)  (0.51)   (1.16) (2.31)
-----------------------------------------------------------------------------------
Total Distributions                          (4.31) (2.12)  (0.51)   (1.16) (2.31)
-----------------------------------------------------------------------------------
Net Asset Value, End of Year                 $12.26 $24.36  $17.93   $12.83 $18.29
-----------------------------------------------------------------------------------
Total Return                               (34.21)% 50.57%  44.32% (25.10)% 17.53%
-----------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $752 $1,572  $1,109     $859   $777
-----------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    1.06%  0.98%   0.93%    1.01%  0.90%
  Net investment loss                        (0.51) (0.50)  (0.39)   (0.43) (0.39)
-----------------------------------------------------------------------------------
Portfolio Turnover Rate                         80%   110%    108%      91%    81%
-----------------------------------------------------------------------------------

Small Capitalization Value Equity Investments
-----------------------------------------------------------------------------------

                                            2001(1)    2000   1999  1998(1)   1997
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $10.72 $10.56  $11.11   $14.45 $11.11
-----------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.19   0.20    0.19     0.17   0.19
  Net realized and unrealized gain (loss)      1.90   0.30    1.28   (1.66)   4.22
-----------------------------------------------------------------------------------
Total Income (Loss) From Operations            2.09   0.50    1.47   (1.49)   4.41
-----------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.13) (0.16)  (0.20)   (0.13) (0.19)
  Net realized gains                         (0.14) (0.18)  (1.82)   (1.72) (0.88)
-----------------------------------------------------------------------------------
Total Distributions                          (0.27) (0.34)  (2.02)   (1.85) (1.07)
-----------------------------------------------------------------------------------
Net Asset Value, End of Year                 $12.54 $10.72  $10.56   $11.11 $14.45
-----------------------------------------------------------------------------------
Total Return                                 19.98%  5.09%  13.61% (12.84)% 42.40%
-----------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $639   $852    $744     $740   $622
-----------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    0.94%  0.91%   0.96%    0.94%  0.90%
  Net investment income                        1.70   2.12    1.70     1.45   1.62
-----------------------------------------------------------------------------------
Portfolio Turnover Rate                         63%    72%     53%      59%    53%
-----------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.

60 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                Financial Highlights, continued


International Equity Investments

--------------------------------------------------------------------------------

                                            2001(1)   2000   1999   1998   1997
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $13.50 $12.43 $10.69 $10.63 $10.49
--------------------------------------------------------------------------------
Income (loss) From Operations:
  Net investment income                        0.05   0.14   0.09   0.14   0.09
  Net realized and unrealized gain (loss)    (3.59)   2.19   2.39   0.21   0.87
--------------------------------------------------------------------------------
Total Income (loss) From Operations          (3.54)   2.33   2.48   0.35   0.96
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.05) (0.11) (0.15) (0.17) (0.12)
  Net realized gains                         (1.65) (1.15) (0.59) (0.12) (0.70)
--------------------------------------------------------------------------------
Total Distributions                          (1.70) (1.26) (0.74) (0.29) (0.82)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                  $8.26 $13.50 $12.43 $10.69 $10.63
--------------------------------------------------------------------------------
Total Return                               (28.67)% 19.17% 24.06%  3.53%  9.53%
--------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $749 $1,569 $1,385 $1,331 $1,136
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    1.03%  0.94%  0.82%  0.90%  0.97%
  Net investment income (loss)                 0.49   0.54   0.90   1.23   0.70
--------------------------------------------------------------------------------
Portfolio Turnover Rate                         64%    75%    45%    45%    32%
--------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.

61 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                Financial Highlights, continued


Emerging Markets Equity Investments

----------------------------------------------------------------------------------------

                                            2001(1)  2000(1)  1999(1)     1998     1997
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year            $7.35    $6.74    $4.37    $9.31    $8.50
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)                 0.05   (0.02)     0.05     0.06     0.04
  Net realized and unrealized gain (loss)    (2.28)     0.67     2.36   (4.44)     0.79
----------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (2.23)     0.65     2.41   (4.38)     0.83
----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          --   (0.04)   (0.04)   (0.10)   (0.01)
  Net realized gains                             --       --       --   (0.46)   (0.01)
----------------------------------------------------------------------------------------
Total Distributions                              --   (0.04)   (0.04)   (0.56)   (0.02)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $5.12    $7.35    $6.74    $4.37    $9.31
----------------------------------------------------------------------------------------
Total Return                               (30.34)%    9.62%   55.37% (49.49)%    9.88%
----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $246,083 $305,066 $317,626 $230,526 $226,280
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    1.69%    1.66%    1.72%    1.69%    1.60%
  Net investment income (loss)                 0.79   (0.24)     0.84     0.80     0.39
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                         83%     110%     135%     139%     105%
----------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.

62 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                Financial Highlights, continued


Balanced Investments

----------------------------------------------------------------------------------------

                                            2001(1)     2000     1999     1998     1997
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $11.18   $11.41   $10.87   $12.01   $10.00
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.30     0.30     0.25     0.26     0.27
  Net realized and unrealized gain (loss)    (1.51)     1.19     1.74   (0.53)     2.27
----------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (1.21)     1.49     1.99   (0.27)     2.54
----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.28)   (0.24)   (0.29)   (0.30)   (0.27)
  Net realized gains                         (0.89)   (1.48)   (1.16)   (0.57)   (0.26)
----------------------------------------------------------------------------------------
Total Distributions                          (1.17)   (1.72)   (1.45)   (0.87)   (0.53)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $8.80   $11.18   $11.41   $10.87   $12.01
----------------------------------------------------------------------------------------
Total Return                               (11.33)%   14.45%   18.78%  (2.85)%   26.05%
----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $39,062  $58,810  $74,866  $68,470  $89,789
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                                 1.00%    1.00%    0.85%    1.00%    1.00%
  Net investment income                        3.06     2.60     1.77     1.92     2.49
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                        304%     303%     332%      57%      67%
----------------------------------------------------------------------------------------

Intermediate Fixed Income Investments
----------------------------------------------------------------------------------------

                                               2001     2000     1999     1998     1997
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year            $7.82    $7.83    $8.19    $8.06    $7.92
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.50     0.48     0.44     0.48     0.50
  Net realized and unrealized gain (loss)      0.46   (0.05)   (0.35)     0.15     0.14
----------------------------------------------------------------------------------------
Total Income From Operations                   0.96     0.43     0.09     0.63     0.64
----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.47)   (0.44)   (0.45)   (0.50)   (0.50)
----------------------------------------------------------------------------------------
Total Distributions                          (0.47)   (0.44)   (0.45)   (0.50)   (0.50)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $8.31    $7.82    $7.83    $8.19    $8.06
----------------------------------------------------------------------------------------
Total Return                                 12.57%    5.73%    1.07%    8.00%    8.23%
----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $368,637 $564,715 $594,666 $574,998 $384,094
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Total expenses                              0.79%    0.78%    0.61%    0.73%    0.73%
  Interest expense                               --     0.03       --       --       --
  Other expenses                               0.79     0.75     0.61     0.73     0.73
  Net investment income                        6.15     6.02     4.53     5.95     6.19
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                        325%     195%     207%      63%     118%
----------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                        Net Investment Income     Expense Ratios Without Waivers
                          Per Share Decrease          and/or Reimbursements
Portfolio             2001  2000 1999 1998   1997   2001    2000 1999 1998  1997
---------------------------------------------------------------------------------
Balanced Investments $0.03 $0.02 N/A  N/A  $0.00* 1.33%   1.16%  N/A  N/A  1.02%

63 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                Financial Highlights, continued


Long-Term Bond Investments

----------------------------------------------------------------------------------------

                                           2001(1)     2000     1999      1998     1997
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $7.85    $7.70    $9.05     $8.26    $7.87
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.45     0.48     0.49      0.52     0.53
  Net realized and unrealized gain (loss)     0.46     0.21   (1.00)      0.78     0.46
----------------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.91     0.69   (0.51)      1.30     0.99
----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     (0.43)   (0.48)   (0.50)    (0.51)   (0.59)
  Net realized gains                            --   (0.05)   (0.34)        --       --
  Capital                                       --   (0.01)       --        --   (0.01)
----------------------------------------------------------------------------------------
Total Distributions                         (0.43)   (0.54)   (0.84)    (0.51)   (0.60)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $8.33    $7.85    $7.70     $9.05    $8.26
----------------------------------------------------------------------------------------
Total Return                                11.98%    9.50%  (6.19)%    16.22%   12.93%
----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $61,163  $75,091 $115,355  $157,612 $183,051
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                   1.02%    0.92%    0.80%     0.82%    0.78%
  Net investment income                       5.66     6.18     5.81      5.96     6.54
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                       405%     358%      30%       63%      34%
----------------------------------------------------------------------------------------

Mortgage Backed Investments
----------------------------------------------------------------------------------------

                                           2001(1)     2000     1999      1998     1997
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $7.84    $7.73    $8.13     $7.96    $7.74
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                    0.51     0.49     0.45      0.46     0.48
  Net realized and unrealized gain (loss)     0.37     0.08   (0.34)      0.19     0.25
----------------------------------------------------------------------------------------
Total Income From Operations                  0.88     0.57     0.11      0.65     0.73
----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     (0.46)   (0.46)   (0.45)    (0.48)   (0.51)
  Net realized gains                            --       --   (0.05)        --       --
  Capital                                       --       --   (0.01)        --       --
----------------------------------------------------------------------------------------
Total Distributions                         (0.46)   (0.46)   (0.51)    (0.48)   (0.51)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $8.26    $7.84    $7.73     $8.13    $7.96
----------------------------------------------------------------------------------------
Total Return                                11.47%    7.58%    1.30%     8.37%    9.69%
----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $91,326 $100,342 $131,039  $156,043 $136,586
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Total expenses(2)(3)                       0.80%    0.85%    0.80%     0.80%    0.80%
  Interest expense                              --     0.05       --        --       --
  Other expenses                              0.80     0.80     0.80      0.80     0.80
  Net investment income                       6.14     6.26     5.67      5.69     6.08
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                        10%      28%      87%      214%      94%
----------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                                Net Investment Income     Expense Ratios Without Waivers
                                 Per Share Decrease           and/or Reimbursements
Portfolio                   2001  2000  1999  1998  1997   2001  2000  1999  1998  1997
-----------------------------------------------------------------------------------------
Mortgage Backed Investments $0.01 $0.01 $0.01 $0.01 $0.01 0.95%  0.97% 0.91% 0.93% 0.93%

(3)As a result of a voluntary expense limitation, expense ratios (excluding interest expense) will not exceed 0.80%.

64 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                Financial Highlights, continued



High Yield Investments

    -------------------------------------------------------------------------

                                         2001(1)  2000(1)  1999(1)   1998(2)
    -------------------------------------------------------------------------
    Net Asset Value, Beginning of Year     $5.85    $7.33    $7.89     $8.00
    -------------------------------------------------------------------------
    Income (Loss) From Operations:
      Net investment income(3)              0.51     0.69     0.83      0.05
      Net realized and unrealized loss    (0.64)   (1.37)   (0.54)    (0.16)
    -------------------------------------------------------------------------
    Total Income (Loss) From Operations   (0.13)   (0.68)     0.29    (0.11)
    -------------------------------------------------------------------------
    Less Distributions From:
      Net investment income               (0.52)   (0.71)   (0.83)        --
      Net realized gains                      --       --   (0.02)        --
      Capital                                 --   (0.09)       --        --
    -------------------------------------------------------------------------
    Total Distributions                   (0.52)   (0.80)   (0.85)        --
    -------------------------------------------------------------------------
    Net Asset Value, End of Year           $5.20    $5.85    $7.33     $7.89
    -------------------------------------------------------------------------
    Total Return                         (2.27)%  (9.37)%    3.67% (1.38)%++
    -------------------------------------------------------------------------
    Net Assets, End of Year (000s)      $263,525 $164,056 $155,057   $76,557
    -------------------------------------------------------------------------
    Ratios to Average Net Assets:
      Expenses(3)                          1.12%    1.20%    1.19%    1.20%+
      Net investment income                 9.38    11.30    10.62     7.37+
    -------------------------------------------------------------------------
    Portfolio Turnover Rate                  81%     129%     122%       13%
    -------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)For the period from July 13, 1998 (commencement of operations) to August 31, 1998.
(3)Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                                                       Expense Ratios
                               Net Investment Income  Without Waivers
                                Per Share Decrease   and Reimbursements
        Portfolio                      1998                 1998
        ----------------------------------------------------------------
        High Yield Investments         $0.01               2.42%+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.

65 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                Financial Highlights, continued



International Fixed Income Investments

----------------------------------------------------------------------------------------

                                            2001(1)  2000(1)  1999(1)     1998     1997
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year            $7.24    $8.10    $8.34    $8.21    $9.11
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.31     0.36     0.42     0.51     0.51
  Net realized and unrealized gain (loss)    (0.05)   (0.84)   (0.24)     0.31   (0.62)
----------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.26   (0.48)     0.18     0.82   (0.11)
----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     (0.00)*   (0.06)   (0.42)   (0.27)   (0.55)
  Net realized gains                             --       --       --   (0.34)   (0.24)
  Capital                                    (0.31)   (0.32)  (0.00)*   (0.08)       --
----------------------------------------------------------------------------------------
Total Distributions                          (0.31)   (0.38)   (0.42)   (0.69)   (0.79)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $7.19    $7.24    $8.10    $8.34    $8.21
----------------------------------------------------------------------------------------
Total Return                                  3.80%  (6.13)%    2.30%   10.45%  (1.52)%
----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $159,771 $235,566 $236,254 $192,068 $125,610
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                                 0.94%    0.98%    0.94%    0.97%    0.99%
  Net investment income                        4.26     4.70     4.85     5.39     5.87
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                        293%     225%     204%     211%     251%
----------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)During the year ended August 31, 1997, the portfolios earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the ratio of expenses to average net assets for International Fixed Income Investments would be 0.97%; prior year numbers have not been restated to reflect these numbers.
*  Amount represents less than $0.01 per share.

66 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                Financial Highlights, continued



Municipal Bond Investments

----------------------------------------------------------------------------------------

                                            2001(1)     2000     1999     1998     1997
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year            $8.40    $8.22    $8.92    $8.62    $8.26
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                     0.37     0.37     0.35     0.36     0.38
  Net realized and unrealized gain (loss)      0.49     0.17   (0.57)     0.32     0.34
----------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.86     0.54   (0.22)     0.68     0.72
----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.35)   (0.35)   (0.35)   (0.38)   (0.36)
  In excess of net investment income             --       --       --  (0.00)*       --
  Net realized gains                             --   (0.01)   (0.13)       --       --
----------------------------------------------------------------------------------------
Total Distributions                          (0.35)   (0.36)   (0.48)   (0.38)   (0.36)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $8.91    $8.40    $8.22    $8.92    $8.62
----------------------------------------------------------------------------------------
Total Return                                 10.44%    6.79%  (2.60)%    8.09%    8.88%
----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $31,404  $48,789  $61,743  $72,511  $52,024
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                                 0.85%    0.79%    0.78%    0.80%    0.80%
  Net investment income                        4.32     4.50     4.03     4.20     4.50
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                         23%      37%     142%     160%      31%
----------------------------------------------------------------------------------------

Government Money Investments
----------------------------------------------------------------------------------------

                                            2001(1)     2000     1999     1998     1997
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year            $1.00    $1.00    $1.00    $1.00    $1.00
----------------------------------------------------------------------------------------
  Net investment income(2)                     0.05     0.05     0.04     0.05     0.05
  Dividends from net investment income       (0.05)   (0.05)   (0.04)   (0.05)   (0.05)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $1.00    $1.00    $1.00    $1.00    $1.00
----------------------------------------------------------------------------------------
Total Return                                  5.04%    5.44%    4.53%    5.10%    4.98%
----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $181,954 $225,756 $303,160 $375,761 $388,713
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)(3)                              0.60%    0.60%    0.60%    0.60%    0.60%
  Net investment income                        5.04     5.30     4.46     4.99     4.91
----------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                                                                      Expense Ratios
                                   Net Investment Income             Without Waivers
                                    Per Share Decrease            and/or Reimbursements
Portfolio                     2001  2000   1999   1998   1997  2001 2000  1999  1998  1997
--------------------------------------------------------------------------------------------
Municipal Bond Investments      N/A   N/A    N/A    N/A $0.00*  N/A   N/A   N/A   N/A 0.83%
Government Money Investments $0.00* $0.02 $0.00* $0.00*  $0.01 0.74 0.78% 0.71% 0.66%  0.64

(3)As a result of a voluntary expense limitation, expense ratios will not exceed 0.60%.
 * Amount represents less than $0.01 per share.

67 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                Financial Highlights, continued


Multi-Sector Fixed Income Investments

             -------------------------------------------------------

                                                 2001(1) 2000(1)(2)
             -------------------------------------------------------
             Net Asset Value, Beginning of Year    $8.23    $8.00
             -------------------------------------------------------
             Income From Operations:
               Net investment income(3)             0.55     0.45
               Net realized and unrealized gain     0.18     0.06
             -------------------------------------------------------
             Total Income From Operations           0.73     0.51
             -------------------------------------------------------
             Less Distributions From:
               Net investment income              (0.65)   (0.28)
               Net realized gains                 (0.02)       --
             -------------------------------------------------------
             Total Distributions                  (0.67)   (0.28)
             -------------------------------------------------------
             Net Asset Value, End of Year          $8.29    $8.23
             -------------------------------------------------------
             Total Return++                        9.26%    6.47%
             -------------------------------------------------------
             Net Assets, End of Year (000s)      $32,617  $29,989
             -------------------------------------------------------
             Ratios to Average Net Assets+:
               Expenses(3)(4)                      0.80%    0.80%
               Net investment income                6.59     6.13
             -------------------------------------------------------
             Portfolio Turnover Rate                149%     249%
             -------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)For the period from October 1, 1999 (commencement of operations) to August 31, 2000.
(3)Expense ratios and the per share decrease in net investment income before fee waivers and/or expense reimbursements were as follows:

                                      Net Investment Income Expense Ratio Without Waiver
                                       Per Share Decrease        and Reimbursements
Portfolio                                2001       2000        2001            2000
-----------------------------------------------------------------------------------------
Multi-Sector Fixed Income Investments $0.01      $0.03      0.97%           1.17%

(4)As a result of a voluntary expense limitation, expense ratios will not exceed 0.80%.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

68 | CONSULTING GROUP CAPITAL MARKETS FUNDS

--------------------------------------------------------------------------------
                                                Financial Highlights, continued


S&P 500 Index Investments

---------------------------------------------------------------

                                            2001(2) 2000(1)(2)
---------------------------------------------------------------
Net Asset Value, Beginning of Year            $9.41     $8.00
---------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                     0.10      0.11
  Net realized and unrealized gain (loss)    (2.31)      1.35
---------------------------------------------------------------
Total Income (Loss) From Operations          (2.21)      1.46
---------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.13)    (0.05)
  Net realized gains                         (0.66)        --
---------------------------------------------------------------
Total Distributions                          (0.79)    (0.05)
---------------------------------------------------------------
Net Asset Value, End of Year                  $6.41     $9.41
---------------------------------------------------------------
Total Return                               (24.58)%  18.24%++
---------------------------------------------------------------
Net Assets, End of Year (000s)              $31,098   $35,365
---------------------------------------------------------------
Ratios to Average Net Assets+:
  Expenses(3)(4)                              0.30%     0.30%
  Net Investment Income                        1.29      1.31
---------------------------------------------------------------
Portfolio Turnover Rate                        175%       54%
---------------------------------------------------------------

(1)For the period from October 1, 1999 (commencement of operations) to August 31, 2000.
(2)Per share amounts have been calculated using the monthly average shares method.
(3)Expense ratios and the per share decrease in net investment income before fee waivers and/or expense reimbursements were as follows:

  Net Investment Income Expense Ratio Without Waiver
   Per Share Decrease      and/or Reimbursements
     2001       2000        2001           2000
-----------------------------------------------------
  $0.02      $0.04      0.64%         0.82%+

(4)As a result of a voluntary expense limitation, expense ratios will not exceed 0.30%.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

69 | CONSULTING GROUP CAPITAL MARKETS FUNDS

                                  APPENDIX A

                              Investment Indices

Following are definitions of indices that are utilized in the Client's Recommendation and Review.


Lehman Brothers Government/Credit Bond Index
Composed of publicly issued, fixed rate, non-convertible domestic debt in three major classifications: industrial, utility, financial as well as the domestic debt of the U.S. Government or any agency thereof. All issues have at least one year to maturity, or an outstanding par value of at least $100 million for U.S. Government issues and $50 million for corporate issues. All corporate issues have a minimum rating of Baa by Moody's or BBB by Standard & Poor's.

Lehman Brothers Aggregate Bond Index
Composed of the Lehman Intermediate Government/Credit Bond and Mortgage-Backed Securities indices and is comprised of U.S. Government and agency securities, investment grade corporate debt securities and mortgage-backed and other collateralized securities.

Lehman Brothers Long Term Government/Credit Bond Index
Includes all bonds covered by the Lehman Brothers Government/Credit Bond Index, with maturities of 10 years or longer. Total return includes income and appreciation/depreciation as a percentage of original investment.

Lehman Brothers Intermediate Government/Credit Bond Index
A subset of the Lehman Brothers Government/Credit Bond Index covering issues with maturities up to ten years.

Lehman Brothers Mortgage Backed Securities Bond Index
Contains all fixed securities issued and backed by mortgage pools of GNMA's, FHLMC's, FNMA's, Graduated Payment Mortgage (GPM's), but not Graduated Equity Mortgages (GEM).

Lehman Brothers Municipal Bond Index
A composite measure of the total return performance of the municipal bond market, which includes more than two million different bond issues. For simplicity, the market is divided into seven major sectors, with the performance of each sector weighted according to issue volume (adjusted annually).

Lipper Balanced Funds Average
An average of the reinvested performance of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60 percent/40 percent, respectively.

Lipper Corporate Debt Funds A Rated Average
An average of the reinvested performance of funds that invest at least 65% of their assets in corporate debt issues rated "A" or better or government issues.

Lipper Corporate Debt Funds A Rated Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Lipper Emerging Markets Funds Average
An average of the reinvested performance of funds that investing at least 65% of total assets in emerging market equity securities, where emerging market is defined by a country's gross national product per capita or other economic measures.

Lipper General Municipal Debt Funds Average
An average of the reinvested performance of funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings.

Lipper General Municipal Funds Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Lipper General World Funds Average
An average of the reinvested performance of the following twelve Lipper investment objectives: Gold Oriented, Global, Global Small Company, International, International Small Company, European Region, Pacific Ex Japan, Pacific Region, Emerging Markets, Japanese, Latin American and Canadian Funds.

Lipper Growth Funds Average
An average of the reinvested performance of funds that normally invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

Lipper Growth Funds Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Lipper High Yield Taxable Funds Average
An average of the reinvested performance of funds that aim for high current yield and tend to invest in lower-grade debt.

Lipper International Funds Average
An average of the reinvested performance of funds that invest their assets in securities whose primary trading markets are outside of the United States.

Lipper International Funds Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Lipper International Income Funds Average
An average of the reinvested performance of funds that invest primarily in U.S. dollar and non-U.S. dollar debt securities located in at least three countries excluding the United States, except in periods of market weakness.

Lipper Large-Cap Growth Funds Average
An average of the reinvested performance of funds that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the

                                  APPENDIX A
stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified large-cap funds universe average. Large-cap funds will generally invest at least 75% of their assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

Lipper Multi-Cap Value Funds Average
An average of the reinvested performance of funds that normally invest in companies considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified multi-cap funds universe average. Multi-cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

Lipper S&P 500 Index Objective Funds Average
An average of funds that are passively managed and commit by prospectus language to replicate the performance of the S&P 500 Index, including reinvested dividends. In addition, S&P 500 Index funds have limited expenses (advisor fees no higher than 0.50%).

Lipper Small-Cap Growth Funds Average
An average of the reinvested performance of funds that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average. Small-cap funds will generally invest at least 75% of their assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index.

Lipper Small-Cap Value Funds Average
An average of the reinvested performance of funds that normally invest in companies considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average. Small-cap funds will generally invest at least 75% of their assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index.

Lipper Small Company Funds Average
An average of the reinvested performance of funds that by their prospectus or portfolio practice, limit investments to companies on the basis of the size of the company.

Lipper Small Company Funds Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Lipper U.S. Government Money Market Funds Index
An equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds having this investment objective.

Lipper U.S. Mortgage Funds Average
An average of the reinvested performance of funds that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. Government and certain federal agencies.

Morgan Stanley EAFE (Capitalization Weighted)
A composite portfolio of equity (stock market) total returns for the countries of Europe, Australia, New Zealand and the Far East. The return for each country is weighted on the basis of its market capitalization.

Morgan Stanley Emerging Equity Markets Free Gross Dividend Index
A composite portfolio consisting of equity total returns for countries with low to middle per capita income, as determined by the World Bank. Some of these countries include: Argentina, Greece, India, Malaysia and Turkey. The return for each country is weighted on the basis of its total market capitalization.

90-Day Treasury Bill Index
Unweighted average of weekly auction offering rates of 90-Day Treasury Bills. Treasury Bills are backed by the full faith and credit of the U.S. Government.

Russell 1000 Index
The 1,000 largest U.S. companies by market capitalization, the smallest of which has about $1.6 billion in market capitalization. The average market capitalization for a company in this index is $13 billion.

Russell 1000 Value Index
Contains those Russell 1000 securities with less-than-average growth orientation. Companies in this index generally have low price-to-book and earnings ratios and lower forecasted growth values than stocks in the Russell 1000 Growth Index.

Russell 1000 Growth Index
Contains those Russell 1000 securities with greater-than-average growth orientation. Companies in this index tend to exhibit high price-to-book and earnings ratios and higher forecasted growth values than stocks in the Russell 1000 Value Index.

                                  APPENDIX A

Russell 2000 Index
Composed of the 2,000 smallest U.S. securities as determined by total market capitalization, representing approximately 8.0% of the Russell 3000 Index. The average market capitalization for a company in this index is $530 million, with the largest being $1.4 billion.

Russell 2000 Value Index
Contains those Russell 2000 securities with less-than-average growth orientation. Companies in this index generally have low price-to-book and earnings ratios and lower forecasted growth values than stocks in the Russell 2000 Growth Index.

Russell 2000 Growth Index
Contains those Russell 2000 securities with greater-than-average growth orientation. Companies in this index tend to exhibit high price-to-book and earnings ratios and higher forecasted growth values than stocks in the Russell 2000 Value Index.

Standard & Poor's 500 Index
A capitalization weighted index of 500 of the largest stocks in the U.S. The index consists of 500 stocks chosen for market capitalization, liquidity and industry group representation.

Salomon Smith Barney Non-U.S. Government Bond Index
A market capitalization-weighted index consisting of government bond markets of Austria, France, Spain, Australia, Germany, Sweden, Belgium, Italy, United Kingdom, Canada, Japan, Denmark and the Netherlands.

                                  APPENDIX B

The following are copies of the proposed and final exemption and a technical amendment to the final exemption from the Department of Labor from certain provisions of the Employee Retirement Income Security Act of 1974 relating to the purchase of shares and participation in TRAK by certain retirement plans and individual retirement accounts.

----------------------------
PENSION AND WELFARE BENEFITS ADMINISTRATION

[Application Nos. D-10809 and D-10865]

Notice of Proposed Individual Exemption to Amend and Replace Prohibited Transaction Exemption (PTE) 99-15, Involving Salomon Smith Barney Inc., Located in New York, NY

AGENCY: Pension and Welfare Benefits Administration, U.S. Department of Labor.

ACTION: Notice of proposed individual exemption to modify and replace PTE 99-15.
----------------------------
SUMMARY: This document contains a notice of pendency before the Department of Labor (the Department) of a proposed and replacement individual exemption which, if granted, would amend PTE 99-15 (64 FR 1648, April 5, 1999), an exemption granted to Salomon Smith Barney. PTE 99-15 relates to the operation of the TRAK Personalized Investment Advisory Service product (the TRAK Program) and the Trust for Consulting Group Capital Markets Funds (the Trust). If granted, the proposed exemption would affect participants and beneficiaries of and fiduciaries with respect to employee benefit plans (the Plans) participating in the TRAK Program.

EFFECTIVE DATE: If granted, the proposed amendment will be effective as of April 1, 2000.

DATES: Written comments and requests for a public hearing should be received by the Department on or before July 17, 2000.

ADDRESSES: All written comments and requests for a public hearing (preferably, three copies) should be sent to the Office of Exemption Determinations, Pension and Welfare Benefits Administration, Room N-5649, U.S. Department of Labor, 200 Constitution Avenue, NW, Washington, DC 20210, Attention: Application Nos. D-10809 and D-10865. The applications pertaining to the proposed exemption and the comments received will be available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration, U.S. Department of Labor, Room N-5507, 200 Constitution Avenue, NW, Washington, DC 20210.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady, Office of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor, telephone (202) 219-8881. (This is not a toll-free number.)

SUPPLEMENTARY INFORMATION: Notice is hereby given of the pendency before the Department of a proposed exemption that would amend and replace PTE 99-15. PTE 99-15, provides an exemption from certain prohibited transaction restrictions of section 406 of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1) of the Code. Specifically, PTE 99-15 provides exemptive relief from the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, for the purchase or redemption of shares in the Trust by an employee benefit plan, an individual retirement account (the IRA), a retirement plan for a self-employed individual (the Keogh Plan), or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the Section 403(b)
Plan). PTE 99-15 also provides exemptive relief from the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, with respect to the provision, by the Consulting Group of Salomon Smith Barney (the Consulting Group), of (1) investment advisory services or (2) an automatic reallocation option to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary's selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets./1/
--------
 1 PTE 99-15 also (a) described a series of corporate mergers which changed the names of the parties identified in two prior TRAK exemptions which it superseded [i.e., PTE 94-50 (59 FR 32024, June 21, 1994) and PTE 92-77 (55 FR
45833, October 5, 1992)] and which would permit broader distribution of TRAK-related products; (b) implemented a recordkeeping reimbursement offset procedure under the TRAK Program; (c) adopted an automated reallocation option under the TRAK Program that would reduce the asset allocation (or "outside") fee paid to Salomon Smith Barney by a Plan investor; and (d) expanded the scope of the exemption to include Section 403(b) Plans. PTE 94-50 permitted Smith, Barney Inc. (Smith Barney), Salomon Smith Barney's predecessor, to add a daily-traded collective investment fund (the GIC Fund) to the existing Fund portfolios and to describe the various entities operating the GIC Fund. PTE 94-50 also replaced references to Shearson Lehman Brothers, Inc. (Shearson Lehman) with Smith Barney and amended and replaced PTE 92-77. Finally, PTE 92-77 permitted Shearson Lehman to make the TRAK Program available to Plans that acquired shares in the former Trust for TRAK Investments and allowed the Consulting Group to provide investment advisory services to an Independent Plan Fiduciary which might result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.

 As of December 31, 1998, the TRAK Program held assets that were in excess of $9.6 billion. Of those assets, approximately $1.9 billion were held in 407 Plan accounts having cash or deferred compensation arrangements and approximately $4.2 billion were held in more than 59,000 employee benefit plan and IRA/Keogh-type Plan accounts. At present, the Trust consists of 17 Portfolios that are managed by the Consulting Group and advised by one or more unaffiliated sub-advisers selected by Salomon Smith Barney.

 Salomon Smith Barney requests a modification of PTE 99-15 and a replacement of that exemption with a new exemption for purposes of uniformity./2/ Specifically, Salomon Smith Barney requests that the term "affiliate," as set forth in PTE 99-15, in Section II(h) of the General Conditions and in Section III(b) of the Definitions, be amended and clarified to avoid possible misinterpretation. In this regard, Salomon Smith Barney also requests that the term "officer" be defined and incorporated into the proposed exemption, in new
Section III(d), to limit the affiliate definition to persons who have a significant management role. Further, Salomon Smith Barney requests that
Section II(i) of PTE 99-15 be amended to permit an independent sub-adviser (the Sub-Adviser), under certain circumstances, to exceed the current one percent limitation on the acquisition of securities that are issued by Salomon Smith Barney and/or its affiliates, notably in the Sub-Adviser's replication of a third-party index. If granted, the proposed exemption would be effective as of April 1, 2000.

 The proposed exemption has been requested in an application filed on behalf of Salomon Smith Barney pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990). Effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, the proposed exemption is being issued solely by the Department.
--------
 2 The Department deems PTE 94-50 as having been effectively superseded by PTE 99-15. Therefore, the proposed amendments described herein will not apply to PTE 94-50.

I. Proposed Modification of the Term "Affiliate"

 Salomon Smith Barney represents that in early December 1999, Citigroup and State Street Corporation announced an agreement to form a joint venture called CitiStreet LLC, a Delaware limited liability company (the Joint Venture). The Joint Venture, which was closed on April 1, 2000, is each 50 percent owned by Keeper Holdings LLC (Citi), a wholly owned subsidiary of Citigroup, and by State Street Bank and Trust Company (State Street), a wholly owned subsidiary of State Street Corporation. Both Citigroup and State Street Corporation are publicly-held corporations.

 Salomon Smith Barney explains that the formation of the Joint Venture may have resulted in the disqualification of State Street Global Advisers (SSgA), a division of State Street, from acting as a Sub-Adviser in the TRAK Program due to certain ambiguities in the meaning of the word "affiliate." Salomon Smith Barney represents that SSgA is currently a Sub-Adviser with respect to approximately $800 million in assets in the International Equity Investments Portfolio and the Emerging Markets Equity Investments Portfolio.

A. Sections II(h) and III(b)

 Section II(h) of PTE 99-15 provides that--

 Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Salomon Smith Barney and its affiliates.

 Although the term "independent" is not defined in the exemption, Salomon Smith Barney notes that this condition was added to the original Shearson Lehman exemption request when Shearson Lehman agreed not to use affiliated Sub-Advisers. Therefore, Salomon Smith Barney presumes that the term "independent" means "not an affiliate." Salomon Smith Barney represents that
Section III(b) of PTE 99-15 defines the term "affiliate" of Salomon Smith Barney to include:

 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney. (For purposes of this subparagraph, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

 (2) Any officer, director or partner in such person, and

 (3) Any corporation or partnership of which such person is an officer, director or a 5 percent partner or owner.

 Salomon Smith Barney notes that problems of interpretation have arisen because subparagraphs (2) and (3) of the affiliate definition use the term "such person" rather than referring directly to Salomon Smith Barney. Salomon Smith Barney explains that when defining an "affiliate" of Salomon Smith Barney, the definition may be construed to encompass only relationships with Salomon Smith Barney that involve shared control, influence or economic interests or it could be interpreted to cover affiliates of Salomon Smith Barney's affiliates, where there is no basis for common management or identical economic interests, because subparagraphs (2) and (3) have no clear antecedents.

 Salomon Smith Barney asserts that State Street is not under common corporate control with either it or any of its corporate affiliates. Instead, State Street is a subsidiary of an independently-owned and managed public company. Therefore, there is no control relationship, as contemplated in subparagraph
(1) of Section III(b), between Citigroup and State Street Corporation, the respective parent companies of Salomon Smith Barney and of State Street. Salomon Smith Barney also states that the Joint Venture is not necessarily its affiliate under subparagraph (1) of the definition because Salomon Smith Barney's indirect 50 percent ownership interest in the Joint Venture is not a "controlling interest." Therefore, if the Joint Venture is not an affiliate, Salomon Smith Barney believes that State Street is not a partner of Salomon Smith Barney, nor an officer or director of Salomon Smith Barney, as contemplated in subparagraph (2) of Section III(b). Further, Salomon Smith Barney explains that State Street's exclusive ownership by State Street Corporation does not trigger the ownership provisions of subparagraph (3) of
Section III(b).

 In addition to the above, Salomon Smith Barney states that it will not exercise control or influence in the operation of the Joint Venture that will inure to State Street. In addition, Salomon Smith Barney represents that Citi will not exercise control of the Joint Venture because it has only a 50 percent interest. Further, since all significant corporate actions of the Joint Venture will require unanimity, Salomon Smith Barney explains that neither Citi nor State Street will be able to exercise exclusive control over the Joint Venture.

B. Proposed Amendment

 Salomon Smith Barney submits that subparagraph (1) of Section III(b) does not require any clarification. However, it proposes that subparagraphs (2) and (3) of the affiliate definition be modified to cover only those persons and entities that have a significant role in the decisions made by Salomon Smith Barney or which are managed or influenced by Salomon Smith Barney. These entities or persons include individual officers, directors and partners in Salomon Smith Barney and its corporate affiliates, and corporations and partnerships in which Salomon Smith Barney and its corporate affiliates have a 10 percent or greater interest. Salomon Smith Barney believes that this tailoring of the affiliate definition will avoid future problems in determining the independence of the Sub-Advisers, including SSgA.

 Thus, on the basis of the foregoing, Section III(b) of PTE 99-15 is hereby modified in this notice of proposed exemption to read as follows:

 (b) An "affiliate" of Salomon Smith Barney includes--

 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney; (For purposes of this subparagraph, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

 (2) Any individual who is an officer, director or partner in Salomon Smith Barney or a person who is described in subparagraph (b)(1);

 (3) Any corporation or partnership of which Salomon Smith Barney or an affiliate described in subparagraph (b)(1), is a 10 percent or more partner or owner; and

 (4) Any corporation or partnership of which any individual which is an officer or director of Salomon Smith Barney, is a 10 percent or more partner or owner.

 In connection with the revised affiliate definition, Salomon Smith Barney requests that the term "officer" be defined in new subparagraph (d) of Section III to limit this portion of the affiliate definition to individuals who have a significant management role. Salomon Smith Barney points out that there are job titles at fairly modest levels of authority within it as well as in any company, and it wishes to ensure that future factual inquiries into an individual's status as an affiliate do not require that it contact virtually every official in its corporate population in a due diligence effort. Therefore, Salomon Smith Barney proposes that Section III(d) should read as follows:

 The term "officer" means a president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), or any other officer who performs a policy-making function for the entity.

 Under the foregoing modifications, Salomon Smith Barney believes that Sections II(h) and III(b) of the proposed exemption will no longer have conflicting meanings.

II. Proposed Modification of the One Percent Limitation on Stock Issued by Salomon Smith Barney and/or Its Affiliates

 Salomon Smith Barney represents that there are a number of established market indexes that have been created by parties which are unaffiliated with Citigroup, its indirect parent. For example, the S&P 500 Index is a widely-used benchmark index of domestic equity performance. This index consists of 500 stocks that have been selected by the Standard & Poor's Company (S&P) for market capitalization, liquidity and industry group representation. The index is market-value weighted so the performance of the larger of the included companies has a greater impact on the performance of the index as a whole. Currently, the common stock (the Common Stock) of Citigroup represents 1.57 percent of the S&P 500 Index.

 In addition to the S&P 500 Index, Salomon Smith Barney explains that the Russell 3000 Index is composed of the 3,000 largest United States companies, based upon total market capitalization. Salomon Smith Barney also points out that there are a number of Russell Indexes which are based on subsets of the Russell 3000 Index. These Indexes include (a) the Russell 2000 Index, which measures the performance of the smallest 2,000 United States companies in the Russell 3000 Index and therefore, excludes Citigroup; and (b) the Russell 1000 Index, which measures the performance of the 1,000 largest United States companies in the Russell 3000 Value Index and includes Citigroup. In addition, Salomon Smith Barney represents that there are further subsets of the Russell Indexes which are based upon Russell's characterization of stock as either "Growth" or "Value." For example, Salomon Smith Barney explains that Citigroup is included within these subsets. As of March 31, 2000, Citigroup Common Stock represented 3.8981 percent of the Russell 1000 Value Index and 3.6343 percent of the Russell 3000 Value Index.

A. Section II(i)

 Based upon the foregoing descriptions of the stock indexes, Salomon Smith Barney requests that Section II(i) of PTE 99-15 be modified in order to permit an independent Sub-Adviser which manages the assets in a Portfolio to exceed the one percent investment limitation on securities issued by Salomon Smith Barney and/or its affiliates under certain circumstances. As currently drafted,
Section II(i) states that--

 Immediately following the acquisition by a Portfolio of any securities that are issued by Salomon Smith Barney and/or its affiliates, the percentage of that Portfolio's net assets invested in such securities will not exceed one percent.

 In other words, the exception will apply to "any higher percentage" which may result from a Sub-Adviser's management of an index fund (the Index Fund) Portfolio which includes Citigroup Common Stock. The index will be an established third party index and the Sub-Adviser will track the index results using the "passive full replication" trading method./3/

 Because the Sub-Adviser will purchase and sell Citigroup Common Stock to approximate the performance of an index rather than reflect the Sub-Adviser's evaluation of the Common Stock in its individual merits, Salomon Smith Barney states that any additional investment by a Portfolio in Citigroup Common Stock over the one percent threshold will result from the implementation of the trading method and not from the Sub-Adviser's exercise of investment discretion.

 Due to the one percent limitation of Section II(i), Salomon Smith Barney states that active Sub-Advisers for the Consulting Group may not own or trade Citigroup Common Stock and they will continue to be prohibited from trading in Citigroup Common Stock. However, Salomon Smith Barney proposes that passive or pure Index Fund Sub-Advisers be permitted to hold Citigroup Common Stock in their portfolios which exceed the one percent limitation to the extent such higher percentage is necessary to
--------
 3 According to Salomon Smith Barney, there are two forms of index trading--passive full replication (wherein each stock in the same weightings as the index is owned by a mutual fund) and sampling (in which each sector, but not necessarily all stocks in such sector, in the same weightings as the index is also owned by a mutual fund). Salomon Smith Barney notes that sampling is used most often when a portfolio is smaller and cannot efficiently replicate the entire index.

replicate the underlying index./4/ Salomon Smith Barney points out that pure index Sub-Advisers that are responsible for investing only a portion of the assets in the Consulting Group Capital Markets Large Cap Value Fund and the Large Cap Growth Consulting Group Capital Markets Fund, are currently in compliance with the one percent limitation. These Portfolios, which consist of both an actively-managed portion and a distinct, passively-managed portion, held less than one percent of the their total assets in Citigroup Common Stock.

 If an index-based Sub-Adviser were to manage a greater portion or all of either of the aforementioned Portfolios, Salomon Smith Barney explains that the total Portfolio may include Citigroup Common Stock which breaches the one percent threshold. Similarly, Salomon Smith Barney notes that if the entire Portfolio, such as the Consulting Group Capital Markets S&P 500 Index Investment Fund Portfolio, has the investment objective of providing results that correspond to the price and yield performance of the S&P 500 Index, the Sub-Adviser would be expected to approximate the cited percentage of 1.57 percent for Citigroup Common Stock in the S&P 500 Index. This would also violate the one percent investment limitation.

 Salomon Smith Barney states that the present one percent limitation placed on Citigroup Common Stock increases the likelihood that the performance of an Index Fund Portfolio will not replicate the applicable index. Because Citigroup is among the largest companies on the basis of capitalization in the S&P 500, Salomon Smith Barney states that Citigroup's performance can have a significant impact in index performance calculations. However, if Citigroup Common Stock is not proportionately represented, Salomon Smith Barney explains that Index Fund performance will deviate from the index whether Citigroup Common Stock does well or underperforms.
--------
 4 In its management of a "pure" Index Fund, the Sub-Adviser does not evaluate individual companies to identify attractive investment candidates or to eliminate underperforming investments. Instead, the Sub-Adviser attempts to mirror the composition of the relevant index as closely as possible by adjusting the Portfolio holdings daily to reflect the companies included in the index and their relative weightings. Because performance of the Index Fund is tied to the performance of the index that it tracks, investors are advised that this investment strategy may mean losses if the applicable index performs poorly relative to other indexes or individual stocks.
 The performance of a pure Index Fund generally does not mirror the index performance exactly. The index is merely a composite performance figure, based upon an established selection of companies. It does not represent actual assets being managed so there are no expenses deducted from its performance results. In contrast, an Index Fund Portfolio represents actual assets under management and has liquidity requirements associated with Fund operation. To meet redemption requests and to pay expenses, the Index Fund must maintain a portion of its assets in cash and cash equivalents.

 In any event, Salomon Smith Barney believes that the one percent limitation has the effect of depriving a Plan of the opportunity to invest in a Fund (available to non-Plan investors) that might otherwise track the applicable index more exactly. Because many Plan sponsors are anxious to have an Index Fund available through the TRAK Program, Salomon Smith Barney wishes to move quickly to accommodate the Plan market's design preferences.

 For these reasons, Salomon Smith Barney requests that the current one percent restriction be lifted and allowed to be exceeded with respect to Portfolio investments that are made by passive Sub-Advisers in Citigroup Common Stock in their replication of third-party indexes. In addition, Salomon Smith Barney seeks the flexibility to have the Portfolios consist, in whole or in part, of Index Funds that are managed by passive Sub-Advisers. However, the ownership by a Portfolio of Citigroup Common Stock which is in excess of the one percent limitation would result solely from the activities of the passive Sub-Adviser in replicating an index.

B. Exemptive Safeguards

 Section II(i) of the proposed exemption has been further expanded to include a number of substantive safeguards for the protection of Plans investing under the TRAK Program. In this regard, Section II(i) requires that the amount held by the Sub-Adviser in managing an Index Fund Portfolio be held in order to replicate an established third party index. In addition, Section II(i) states that the index must represent the investment performance of a specific segment of the public market for equity securities in the United States and/or foreign countries. In this regard, the organization creating the index must be (a) engaged in the business of providing financial information; (b) a publisher of financial news information; or (c) a public stock exchange or association of securities dealers. The index must also be created and maintained by an organization independent of Salomon Smith Barney and its affiliates and must be a generally-accepted standardized index of securities which is not specifically tailored for use by Salomon Smith Barney and its affiliates.

 Moreover, Section II(i) requires that the acquisition or disposition of Citigroup Common Stock must not include any agreement, arrangement or understanding regarding the design or operation of the Portfolio acquiring the Citigroup Common Stock, which is intended to benefit Salomon Smith Barney or any party in which Salomon Smith Barney may have an interest.

 Finally, Section II(i) requires that an Independent Plan Fiduciary authorize the investment of a Plan's assets in an Index Fund Portfolio which purchases and/or holds Citigroup Common Stock while the Sub-Adviser will be responsible for voting any shares of Citigroup Common Stock that are held by an Index Fund on any matter in which shareholders of Citigroup Common Stock are required or permitted to vote.

Notice to Interested Persons

 Notice of the proposed exemption will be mailed by first class mail to the Independent Plan Fiduciary of each Plan currently participating in the TRAK Program, or, in the case of a Section 404(c) Plan, to the recordholder of Trust shares. Such notice will be given within 15 days of the publication of the notice of pendency in the Federal Register. The notice will contain a copy of the notice of proposed exemption as published in the Federal Register and a supplemental statement, as required pursuant to 29 CFR 2570.43(b)(2). The supplemental statement will inform interested persons of their right to comment on and/or to request a hearing with respect to the pending exemption. Written comments and hearing requests are due within 45 days of the publication of the proposed exemption in the Federal Register.

General Information

 The attention of interested persons is directed to the following:

 (1) The fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4975(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirements of section 401(a) of the Code that the plan operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;

 (2) The proposed exemption, if granted, will extend to transactions prohibited under section 406(b)(3) of the Act and section 4975(c)(1)(F) of the Code;

 (3) Before an exemption can be granted under section 408(a) of the Act and section 4975(c)(2) of the Code, the Department must find that the exemption is administratively feasible, in the interest of the plan and of its participants and beneficiaries and protective of the rights of participants and beneficiaries of the plan;

 (4) This proposed exemption, if granted, will be supplemental to, and not in derogation of, any other provisions of the Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction; and

 (5) This proposed exemption, if granted, is subject to the express condition that the facts and representations set forth in the notice of proposed exemption relating to PTE 99-15 and this notice, accurately describe, where relevant, the material terms of the transactions to be consummated pursuant to this exemption.

Written Comments and Hearing Requests

 All interested persons are invited to submit written comments or requests for a hearing on the pending exemption to the address above, within the time frame set forth above, after the publication of this proposed exemption in the Federal Register. All comments will be made a part of the record. Comments received will be available for public inspection with the referenced applications at the address set forth above.

Proposed Exemption

 Based on the facts and representations set forth in the application, the Department is considering granting the requested exemption under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the procedures set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990).

Section I. Covered Transactions

 A. If the exemption is granted, the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA), a retirement plan for self-employed individuals (the Keogh Plan), or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the Section 403(b) Plan; collectively, the Plans) in the Trust for Consulting Group Capital Market Funds (the Trust), established by Salomon Smith Barney, in connection with such Plans' participation in the TRAK Personalized Investment Advisory Service product (the TRAK Program).

 B. If the exemption is granted, the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply, to the provision, by the Consulting Group, of (1) investment advisory services or (2) an automatic reallocation option (the Automatic Reallocation Option) to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary), which may result in such fiduciary's selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets. This proposed exemption is subject to the following conditions that are set forth below in Section II.

Section II. General Conditions

 (a) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Salomon Smith Barney and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

 (b) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.

 (c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.

 (d) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

 (e) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

 (f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such Independent Plan Fiduciary, provided, however, that--

 (1) If such Independent Plan Fiduciary shall have elected in writing (the Election), on a form designated by Salomon Smith Barney from time to time for such purpose, to participate in the Automatic Reallocation Option under the TRAK Program, the affected Plan or participant account will be automatically reallocated whenever the Consulting Group modifies the particular asset allocation recommendation which the Independent Plan Fiduciary has chosen. Such Election shall continue in effect until revoked or terminated by the Independent Plan Fiduciary in writing.

 (2) Except as set forth below in paragraph II(f)(3), at the time of a change in the Consulting Group's asset allocation recommendation, each account based upon the asset allocation model (the Allocation Model) affected by such change would be adjusted on the business day of the release of the new Allocation Model by the Consulting Group, except to the extent that market conditions, and order purchase and redemption procedures may delay such processing through a series of purchase and redemption transactions to shift assets among the affected Portfolios.

 (3) If the change in the Consulting Group's asset allocation recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent, or a decrease of such 15 percent allocation to less than 5 percent), Salomon Smith Barney will send out a written notice (the Notice) to all Independent Plan Fiduciaries whose current investment allocation would be affected, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date). If the Independent Plan Fiduciary notifies Salomon Smith Barney, in writing, at any time within the period of 30 calendar days prior to the proposed Effective Date that such fiduciary does not wish to follow such revised asset allocation recommendation, the Allocation Model will remain at the current level, or at such other level as the Independent Plan Fiduciary then expressly designates, in writing. If the Independent Plan Fiduciary does not affirmatively "opt out" of the new Consulting Group recommendation, in writing, prior to the proposed Effective Date, such new recommendation will be automatically effected by a dollar-for-dollar liquidation and purchase of the required amounts in the respective account.

 (4) An Independent Plan Fiduciary will receive a trade confirmation of each reallocation transaction. In this regard, for all Plan investors other than
Section 404(c) Plan accounts (i.e., 401(k) Plan accounts), Salomon Smith Barney will mail trade confirmations on the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification will depend upon the notification provisions agreed to by the Plan recordkeeper.

 (g) The Consulting Group will generally give investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Plan providing for participant- directed investments (the Section 404(c) Plan), the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

 (h) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Salomon Smith Barney and its affiliates.

 (i) Immediately following the acquisition by a Portfolio of any securities that are issued by Salomon Smith Barney and/or its affiliates, such as Citigroup Inc. common stock (the Citigroup Common Stock), the percentage of that Portfolio's net assets invested in such securities will not exceed one percent. However, this percentage limitation may be exceeded if--

 (1) The amount held by a Sub-Adviser in managing a Portfolio is held in order to replicate an established third party index.

 (2) The index represents the investment performance of a specific segment of the public market for equity securities in the United States and/or foreign countries. The organization creating the index must be--

 (i) Engaged in the business of providing financial information;

 (ii) A publisher of financial news information; or

 (iii) A public stock exchange or association of securities dealers. The index is created and maintained by an organization independent of Salomon Smith Barney and its affiliates and is a generally-accepted standardized index of securities which is not specifically tailored for use by Salomon Smith Barney and its affiliates.

 (3) The acquisition or disposition of Citigroup Common Stock does not include any agreement, arrangement or understanding regarding the design or operation of the Portfolio acquiring the Citigroup Common Stock, which is intended to benefit Salomon Smith Barney or any party in which Salomon Smith Barney may have an interest.

 (4) The Independent Plan Fiduciary authorizes the investment of a Plan's assets in an Index Fund which purchases and/or holds Citigroup Common Stock and the Sub-Adviser is responsible for voting any shares of Citigroup Common Stock that are held by an Index Fund on any matter in which shareholders of Citigroup Common Stock are required or permitted to vote.

 (j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and the Trust will retain no investment management fee) which contains investments attributable to the Plan investor.

 (k) With respect to its participation in the TRAK Program prior to purchasing Trust shares,

 (1) Each Plan will receive the following written or oral disclosures from the Consulting Group:

 (A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Salomon Smith Barney and its subsidiaries and the compensation paid to such entities./5/

 (B) Upon written or oral request to Salomon Smith Barney, a Statement of Additional Information supplementing the Prospectus which describes the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize
--------
 5 The fact that certain transactions and fee arrangements are the subject of an administrative exemption does not relieve the Independent Plan Fiduciary from the general fiduciary responsibility provisions of section 404 of the Act. In this regard, the Department expects the Independent Plan Fiduciary to consider carefully the totality of the fees and expenses to be paid by the Plan, including the fees paid directly to Salomon Smith Barney or to other third parties.
and certain risks attendant to those investments, policies and strategies.

 (C) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program and, if applicable, informing Plan investors of the Automatic Reallocation Option.

 (D) Upon written request of Salomon Smith Barney, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.

 (E) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a Salomon Smith Barney Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.

 (F) A copy of the proposed exemption and the final exemption, if granted, pertaining to the exemptive relief described herein.

 (2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this Section.

 (3) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates,
(b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:

 (1) The Trust's semi-annual and annual report which will include financial statement for the Trust and investment management fees paid by each Portfolio.

 (2) A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

 (3) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing, Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts' performance.

 (4) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.

 (5) On a quarterly and annual basis, written disclosures to all Plans of the
(a) percentage of each Portfolio's brokerage commissions that are paid to Salomon Smith Barney and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to Salomon Smith Barney and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than Salomon Smith Barney and its affiliates, both expressed as cents per share.

 (m) Salomon Smith Barney shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (n) of this Section to determine whether the conditions of this exemption have been met, except that (1) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of Salomon Smith Barney and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (2) no party in interest other than Salomon Smith Barney shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (n) below.

 (n)(1) Except as provided in section (2) of this paragraph and notwithstanding any provisions of subparagraphs (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (m) of this Section II shall be unconditionally available at their customary location during normal business hours by:

 (A) Any duly authorized employee or representative of the Department or the Service;

 (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

 (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

 (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

 (2) None of the persons described above in subparagraphs (B)-(D) of this paragraph (n) shall be authorized to examine the trade secrets of Salomon Smith Barney or commercial or financial information which is privileged or confidential.

Section III. Definitions

 For purposes of this proposed exemption:

 (a) The term "Salomon Smith Barney" means Salomon Smith Barney Inc. and any affiliate of Salomon Smith Barney, as defined in paragraph (b) of this Section III.

 (b) An "affiliate" of Salomon Smith Barney includes--

 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney; (For purposes of this subparagraph, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual.)

 (2) Any individual who is an officer (as defined in Section III(d) hereof), director or partner in Salomon Smith Barney or a person described in subparagraph (b)(1);

 (3) Any corporation or partnership of which Salomon Smith Barney or an affiliate described in subparagraphs(b)(1), is a 10 percent or more partner or owner; and

 (4) Any corporation or partnership of which any individual which is an officer or director of Salomon Smith Barney, is a 10 percent or more partner or owner.

 (c) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Salomon Smith Barney and its affiliates and is either--

 (1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares under a Section 404(c) Plan;

 (2) A participant in a Keogh Plan;

 (3) An individual covered under (i) a self-directed IRA or (ii) a Section 403(b) Plan, which invests in Trust shares;

 (4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or

 (5) A participant in a Plan, such as a Section 404(c) Plan, who is permitted under the terms of such Plan to direct, and who elects to direct the investment of assets of his or her account in such Plan.

 (d) The term "officer" means a president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), or any other officer who performs a policymaking function for the entity.

Section IV. Effective Dates

 If granted, this proposed exemption will be effective as of April 1, 2000, with respect to the amendments to Section II(i) and Section III(b) and the inclusion of new Section III(d).

 The availability of this proposed exemption is subject to the express condition that the material facts and representations contained in the application for exemption are true and complete and accurately describe all material terms of the transactions. In the case of continuing transactions, if any of the material facts or representations described in the applications change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.

 For a more complete statement of the facts and representations supporting the Department's decision to grant PTE 92-77, PTE 94-50 and PTE 99-15, refer to the proposed exemptions and the grant notices which are cited above.

 Signed at Washington, D.C., this 25th day of May, 2000.

Ivan L. Strasfeld,

Director of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor.

[FR Doc. 00-13643 Filed 5-31-00; 8:45 am]

----------------------------
DEPARTMENT OF LABOR

Pension and Welfare Benefits Administration

[Prohibited Transaction Exemption 2000-45; Exemption Application Nos. D-10809 and D-10865]

Grant of Individual Exemption To Amend and Replace Prohibited Transaction Exemption (PTE) 99-15, Involving Salomon Smith Barney Inc. (Salomon Smith Barney), Located in New York, NY

AGENCY: Pension and Welfare Benefits Administration, Department of Labor.

ACTION: Grant of individual exemption to modify and replace PTE 99-15.
----------------------------
SUMMARY: This document contains a final exemption (the Final Exemption) by the Department of Labor (the Department) which amends and replaces PTE 99-15 (64 FR 1648, April 5, 1999), an exemption granted to Salomon Smith Barney. PTE 99-15 relates to the operation of the TRAK Personalized Investment Advisory Service product (the TRAK Program) and the Trust for Consulting Group Capital Markets Funds (the Trust). These transactions are described in a notice of pendency (the Proposed Exemption) that was published in the Federal Register on June 1, 2000 at 65 FR 35138.

EFFECTIVE DATES: This exemption is effective as of April 1, 2000 with respect to the amendments to Section II(i) and Section III(b) of the grant notice. In addition, this exemption is effective as of April 1, 2000 with respect to the inclusion of new Section III(d) in the grant notice.

FOR FURTHER INFORMATION CONTACT: Ms. Jan D. Broady, Office of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor, telephone (202) 219-8881. (This is not a toll-free number.)

SUPPLEMENTARY INFORMATION: On June 1, 2000, the Department published, in the Federal Register, the above referenced Proposed Exemption which would amend and replace PTE 99-15. PTE 99-15, provides an exemption from certain prohibited transaction restrictions of section 406 of the Employee Retirement Income Security Act of 1974 (the Act) and from the sanctions resulting from the application of section 4975 of the Internal Revenue Code of 1986 (the Code), as amended, by reason of section 4975(c)(1) of the Code. Specifically, PTE 99-15 provides exemptive relief from the restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, for the purchase or redemption of shares in the Trust by an employee benefit plan, an individual retirement account (the IRA), a retirement plan for a self-employed individual, or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the
Section 403(b) Plan; collectively, the Plans).

 PTE 99-15 also provides exemptive relief from the restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, with respect to the provision, by the Consulting Group of Salomon Smith Barney (the Consulting Group), of (1) investment advisory services or (2) an automatic reallocation option to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary) which may result in such fiduciary's selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets./1/

 In the Proposed Exemption, Salomon Smith Barney requested a modification of PTE 99-15 and a replacement of that exemption with a new exemption for purposes of uniformity./2/ Specifically, Salomon Smith Barney requested that the term "affiliate," as set forth in PTE 99-15, in Section II(h) of the General Conditions and in Section III(b) of the Definitions, be amended and clarified to avoid possible misinterpretation. In this regard, Salomon Smith Barney also requested that the term "officer" be defined and incorporated into the Proposed Exemption, in new Section
--------
 1PTE 99-15 also (a) described a series of corporate mergers which changed the names of the parties identified in two prior TRAK exemptions which it superseded [i.e., PTE 94-50 (59 FR 32024, June 21, 1994) and PTE 92-77 (55 FR
45833, October 5, 1992)] and which would permit broader distribution of TRAK-related products; (b) implemented a recordkeeping reimbursement offset procedure under the TRAK Program; (c) adopted an automated reallocation option under the TRAK Program that would reduce the reallocation option under the TRAK Program that would reduce the Plan-level investment advisory fee (the Outside
Fee) paid to Salomon Smith Barney by a Plan investor; and (d) expanded the scope of the exemption to include Section 403(b) Plans.
 PTE 94-50 permitted Smith, Barney Inc. (Smith Barney), Salomon Smith Barney's predecessor, to add a daily-traded collective investment fund (the GIC Fund) to the existing portfolios (the Portfolios) of mutual funds (the Funds) comprising the Trust, and to describe the various entities operating the GIC Fund. PTE 94-50 also replaced references to Shearson Lehman Brothers, Inc. (Shearson Lehman) with Smith Barney and amended and replaced PTE 92-77.
 Finally, PTE 92-77 permitted Shearson Lehman to make the TRAK Program available to Plans that acquired shares in the former Trust for TRAK Investments and allowed the Consulting Group to provide investment advisory services to an Independent Plan Fiduciary which might result in such fiduciary's selection of a Portfolio in the TRAK Program for the investment of Plan assets.
 2The Department deems PTE 94-50 as having been effectively superseded by PTE 99-15. Therefore, the amendments described herein do not apply to PTE 94-50.

III(d), to limit the affiliate definition to persons who have a significant management role. Further, Salomon Smith Barney requested that Section II(i) of PTE 99-15 be amended to permit an independent sub-adviser (the Sub-Adviser), under certain circumstances, to exceed the current one percent limitation on the acquisition of securities that are issued by Salomon Smith Barney and/or its affiliates, notably in the Sub-Adviser's replication of a third-party index (the Index). The Final Exemption is effective as of April 1, 2000 with respect to the amendments to Sections II(i) and III(b) of the grant notice, and is effective as of July 10, 2000 with respect to Section III(d) of the grant notice.

 The Proposed Exemption was requested in an application filed on behalf of SalomonSmith Barney pursuant to section 408(a) of the Act and section 4975(c)(2) of the Code, and in accordance with the procedures (the Procedures) set forth in 29 CFR Part 2570, Subpart B (55 FR 32836, August 10, 1990). Effective December 31, 1978, section 102 of Reorganization Plan No. 4 of 1978 (43 FR 47713, October 17, 1978) transferred the authority of the Secretary of the Treasury to issue exemptions of the type requested to the Secretary of Labor. Accordingly, this Final Exemption is being issued solely by the Department.

 The Proposed Exemption gave interested persons an opportunity to comment and to request a hearing. During the comment period, the Department received two written comments and no requests for a hearing. One of the comments was submitted by the holder of an IRA which participates in the TRAK Program. The commenter said he concurred with the modifications proposed by Salomon Smith Barney to amend and clarify the terms "affiliate" and "officer." The commenter also stated that he supported the proposed modification of the one percent limitation on the acquisition, by an independent Sub-Adviser, of securities that are issued by Salomon Smith Barney and/or its affiliates in the Sub-Adviser's replication of an Index. The commenter explained that he believed the requested changes made sense and would be beneficial to all TRAK Program participants. Therefore, the commenter urged the Department to approve the Final Exemption.

 The second comment was submitted by Salomon Smith Barney. The comment is intended to clarify and modify the preamble (the Preamble) of the Proposed Exemption. Following is a discussion of Salomon Smith

Barney's comment letter and the Department's responses with respect thereto.

 1. Modifications to the Proposed Exemption. On page 35139 of the Proposed Exemption, the first paragraph of the Preamble states that "As of December 31, 1998, the TRAK Program held assets that were in excess of $9.6 billion." Also, in that same paragraph, the last sentence states, in part, that "one or more unaffiliated [S]ub-advisers [is] selected by Salomon Smith Barney." Salomon Smith Barney notes that the December 31, 1998 valuation date at the beginning of the paragraph should be changed to September 30, 1999 and the last words of the paragraph should be changed from "Salomon Smith Barney" to "the Consulting Group," which actually chooses the Sub-Advisers.

 In addition, on page 35140 of the Proposed Exemption, the last paragraph of the Preamble states, in part, that--

 Due to the one percent limitation of Section II(i), Salomon Smith Barney states that active Sub-Advisers for the Consulting Group may not own or trade Citigroup Common Stock and they will continue to be prohibited from trading in Citigroup Common Stock. Salomon Smith Barney wishes to clarify that active Sub-Advisers also do not trade in Citigroup Common Stock because of restrictions that apply under Rule 12d3-1(c) of the Investment Company Act of 1940 (the ICA)./3/

 On page 35141 of the Proposed Exemption, the third sentence of the first "carry-over" paragraph of the Preamble identifies two Funds which currently comply with the one percent limitation on investments in Citigroup Common Stock. These Funds are the "Consulting Group Capital Markets Large Cap Value Fund" and the "Large Cap Growth Consulting Group Capital Markets Fund." However, Salomon Smith Barney suggests, for the purpose of clarity, that the formal names of the subject Funds be specified. Thus, Salomon Smith Barney explains that the proper names for the Funds are the "Consulting Group Capital Markets Funds Large Capitalization Value Equity Investments" and the "Consulting Group Capital Markets Funds Large Capitalization Growth Investments." Similarly, in the next paragraph of the Proposed Exemption on page 35141 of the Preamble, Salomon Smith
--------
 3Rule 12d3-1(c) of the ICA states that an acquiring company, such as a registered investment company, may not acquire a general partnership interest or a security issued by the acquiring company's investment adviser, promoter, or principal underwriter, or by any affiliated person of such investment adviser, promoter, or principal underwriter.

Barney wishes to clarify that the formal name for the S&P Fund designated as the "Consulting Group Capital Markets S&P 500 Index Investment Fund Portfolio" is the "Consulting Group Capital Markets S&P Index Investment Fund Portfolio."

 In response to these comments, the Department acknowledges the foregoing clarifications to the names for the Funds identified in the Preamble of the Proposed Exemption.

 2. General Information. As a matter of general information, Salomon Smith Barney states that beginning with the billing cycle commencing on January 1, 2001, the Outside Fee charged to 401(k) Plan clients will be calculated on the average daily asset value for the quarter for which the fee is billed rather than the asset value on the last day of the quarter. Salomon Smith Barney explains that this change generally conforms to the billing procedure in the industry generally and is believed to be more equitable since it reflects the asset value over time rather than on a single day during a calendar quarter which may not be representative of the account balance during the period.

 In response to this comment, the Department notes Salomon Smith Barney's modification to the billing procedure in the calculation of the Outside Fee for participants in the TRAK Program that are section 401(k) Plans.

 For further information regarding the comments or other matters discussed herein, interested persons are encouraged to obtain copies of the exemption application files (Exemption Application Nos. D-10809 and D-10865) the Department is maintaining in this case. The complete application files, as well as all supplemental submissions received by the Department, are made available for public inspection in the Public Documents Room of the Pension and Welfare Benefits Administration, Room N-5638, U.S. Department of Labor, 200 Constitution Avenue, N.W., Washington, D.C. 20210.

 Accordingly, after giving full consideration to the entire record, including the written comments received, the Department has decided to grant the exemption subject to the modifications and clarifications described above.

General Information

 The attention of interested persons is directed to the following:

 (1) The fact that a transaction is the subject of an exemption under section 408(a) of the Act and section 4975(c)(2) of the Code does not relieve a fiduciary or other party in interest or disqualified person from certain other provisions of the Act and the Code, including any prohibited transaction provisions to which the exemption does not apply and the general fiduciary responsibility provisions of section 404 of the Act, which require, among other things, a fiduciary to discharge his or her duties respecting the plan solely in the interest of the participants and beneficiaries of the plan and in a prudent fashion in accordance with section 404(a)(1)(B) of the Act; nor does it affect the requirements of section 401(a) of the Code that the plan operate for the exclusive benefit of the employees of the employer maintaining the plan and their beneficiaries;

 (2) The exemption will extend to transactions prohibited under section 406(b)(3) of the Act and section 4975(c)(1)(F) of the Code;

 (3) In accordance with section 408(a) of the Act and section 4975(c)(2) of the Code, and the Procedures cited above, and based upon the entire record, the Department finds that the exemption is administratively feasible, in the interest of the plan and of its participants and beneficiaries and protective of the rights of participants and beneficiaries of the plan;

 (4) The exemption will be supplemental to, and not in derogation of, any other provisions of the Act and the Code, including statutory or administrative exemptions. Furthermore, the fact that a transaction is subject to an administrative or statutory exemption is not dispositive of whether the transaction is in fact a prohibited transaction; and

 (5) The exemption is subject to the express condition that the Summary of Facts and Representations set forth in the notice of proposed exemption relating to PTE 99-15, as amended by this Final Exemption, accurately describe, where relevant, the material terms of the transactions to be consummated pursuant to this exemption.

Exemption

 Under the authority of section 408(a) of the Act and section 4975(c)(2) of the Code and in accordance with the Procedures set forth above, the Department hereby amends PTE 99-15 as follows:

Section I. Covered Transactions

 A. The restrictions of section 406(a) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(A) through (D) of the Code, shall not apply, to the purchase or redemption of shares by an employee benefit plan, an individual retirement account (the IRA), a retirement plan for self-employed individuals (the Keogh Plan), or an individual account pension plan that is subject to the provisions of Title I of the Act and established under section 403(b) of the Code (the Section 403(b) Plan; collectively, the Plans) in the Trust for Consulting Group Capital Market Funds (the Trust), established by Salomon Smith Barney, in connection with such Plans' participation in the TRAK Personalized Investment Advisory Service product (the TRAK Program).

 B. The restrictions of section 406(b) of the Act and the sanctions resulting from the application of section 4975 of the Code, by reason of section 4975(c)(1)(E) and (F) of the Code, shall not apply, to the provision, by the Consulting Group, of (1) investment advisory services or (2) an automatic reallocation option (the Automatic Reallocation Option) to an independent fiduciary of a participating Plan (the Independent Plan Fiduciary), which may result in such fiduciary's selection of a portfolio (the Portfolio) in the TRAK Program for the investment of Plan assets.

 This exemption is subject to the following conditions that are set forth below in Section II.

Section II. General Conditions

 (a) The participation of Plans in the TRAK Program will be approved by an Independent Plan Fiduciary. For purposes of this requirement, an employee, officer or director of Salomon Smith Barney and/or its affiliates covered by an IRA not subject to Title I of the Act will be considered an Independent Plan Fiduciary with respect to such IRA.

 (b) The total fees paid to the Consulting Group and its affiliates will constitute no more than reasonable compensation.

 (c) No Plan will pay a fee or commission by reason of the acquisition or redemption of shares in the Trust.

 (d) The terms of each purchase or redemption of Trust shares shall remain at least as favorable to an investing Plan as those obtainable in an arm's length transaction with an unrelated party.

 (e) The Consulting Group will provide written documentation to an Independent Plan Fiduciary of its recommendations or evaluations based upon objective criteria.

 (f) Any recommendation or evaluation made by the Consulting Group to an Independent Plan Fiduciary will be implemented only at the express direction of such Independent Plan Fiduciary, provided, however, that--

 (1) If such Independent Plan Fiduciary shall have elected in writing (the Election), on a form designated by Salomon Smith Barney from time to time for such purpose, to participate in the Automatic Reallocation Option under the TRAK Program, the affected Plan or participant account will be automatically reallocated whenever the Consulting Group modifies the particular asset allocation recommendation which the Independent Plan Fiduciary has chosen. Such Election shall continue in effect until revoked or terminated by the Independent Plan Fiduciary in writing.

 (2) Except as set forth below in paragraph II(f)(3), at the time of a change in the Consulting Group's asset allocation recommendation, each account based upon the asset allocation model (the Allocation Model) affected by such change would be adjusted on the business day of the release of the new Allocation Model by the Consulting Group, except to the extent that market conditions, and order purchase and redemption procedures, may delay such processing through a series of purchase and redemption transactions to shift assets among the affected Portfolios.

 (3) If the change in the Consulting Group's asset allocation recommendation exceeds an increase or decrease of more than 10 percent in the absolute percentage allocated to any one investment medium (e.g., a suggested increase in a 15 percent allocation to greater than 25 percent, or a decrease of such 15 percent allocation to less than 5 percent), Salomon Smith Barney will send out a written notice (the Notice) to all Independent Plan Fiduciaries whose current investment allocation would be affected, describing the proposed reallocation and the date on which such allocation is to be instituted (the Effective Date). If the Independent Plan Fiduciary notifies Salomon Smith Barney, in writing, at any time within the period of 30 calendar days prior to the proposed Effective Date that such fiduciary does not wish to follow such revised asset allocation recommendation, the Allocation Model will remain at the current level, or at such other level as the Independent Plan Fiduciary then expressly designates, in writing. If the Independent Plan Fiduciary does not affirmatively "opt out" of the new Consulting Group recommendation, in writing, prior to the proposed Effective Date, such new recommendation will be automatically effected by a dollar-for-dollar liquidation and purchase of the required amounts in the respective account.

 (4) An Independent Plan Fiduciary will receive a trade confirmation of each reallocation transaction. In this regard, for all Plan investors other than
Section 404(c) Plan accounts (i.e., 401(k) Plan accounts), Salomon Smith Barney will mail trade confirmations on the next business day after the reallocation trades are executed. In the case of Section 404(c) Plan participants, notification will depend upon the notification provisions agreed to by the Plan recordkeeper.

 (g) The Consulting Group will generally give investment advice in writing to an Independent Plan Fiduciary with respect to all available Portfolios. However, in the case of a Plan providing for participant-directed investments (the Section 404(c) Plan), the Consulting Group will provide investment advice that is limited to the Portfolios made available under the Plan.

 (h) Any sub-adviser (the Sub-Adviser) that acts for the Trust to exercise investment discretion over a Portfolio will be independent of Salomon Smith Barney and its affiliates.

 (i) Immediately following the acquisition by a Portfolio of any securities that are issued by Salomon Smith Barney and/or its affiliates, such as Citigroup Inc. common stock (the Citigroup Common Stock), the percentage of that Portfolio's net assets invested in such securities will not exceed one percent. However, this percentage limitation may be exceeded if--

 (1) The amount held by a Sub-Adviser in managing a Portfolio is held in order to replicate an established third party index (the Index).

 (2) The Index represents the investment performance of a specific segment of the public market for equity securities in the United States and/or foreign countries. The organization creating the Index must be--

 (i) Engaged in the business of providing financial information;

 (ii) A publisher of financial news information; or

 (iii) A public stock exchange or association of securities dealers.

 The Index is created and maintained by an organization independent of Salomon Smith

Barney and its affiliates and is a generally- accepted standardized Index of securities which is not specifically tailored for use by Salomon Smith Barney and its affiliates.

 (3) The acquisition or disposition of Citigroup Common Stock does not include any agreement, arrangement or understanding regarding the design or operation of the Portfolio acquiring the Citigroup Common Stock, which is intended to benefit Salomon Smith Barney or any party in which Salomon Smith Barney may have an interest.

 (4) The Independent Plan Fiduciary authorizes the investment of a Plan's assets in an Index Fund which purchases and/or holds Citigroup Common Stock and the Sub-Adviser is responsible for voting any shares of Citigroup Common Stock that are held by an Index Fund on any matter in which shareholders of Citigroup Common Stock are required or permitted to vote.

 (j) The quarterly investment advisory fee that is paid by a Plan to the Consulting Group for investment advisory services rendered to such Plan will be offset by such amount as is necessary to assure that the Consulting Group retains no more than 20 basis points from any Portfolio (with the exception of the Government Money Investments Portfolio and the GIC Fund Portfolio for which the Consulting Group and the Trust will retain no investment management fee) which contains investments attributable to the Plan investor.

 (k) With respect to its participation in the TRAK Program prior to purchasing Trust shares,

 (1) Each Plan will receive the following written or oral disclosures from the Consulting Group:

 (A) A copy of the Prospectus for the Trust discussing the investment objectives of the Portfolios comprising the Trust, the policies employed to achieve these objectives, the corporate affiliation existing between the Consulting Group, Salomon Smith Barney and its subsidiaries and the compensation paid to such entities./4/

 (B) Upon written or oral request to Salomon Smith Barney, a Statement of Additional Information supplementing the Prospectus which describes the types of
--------
 4The fact that certain transactions and fee arrangements are the subject of an administrative exemption does not relieve the Independent Plan Fiduciary from the general fiduciary responsibility provisions of section 404 of the Act. In this regard, the Department expects the Independent Plan Fiduciary to consider carefully the totality of the fees and expenses to be paid by the Plan, including the fees paid directly to Salomon Smith Barney or to other third parties.

securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies.

 (C) A copy of the investment advisory agreement between the Consulting Group and such Plan relating to participation in the TRAK Program and, if applicable, informing Plan investors of the Automatic Reallocation Option.

 (D) Upon written request of Salomon Smith Barney, a copy of the respective investment advisory agreement between the Consulting Group and the Sub-Advisers.

 (E) In the case of a Section 404(c) Plan, if required by the arrangement negotiated between the Consulting Group and the Plan, an explanation by a Salomon Smith Barney Financial Consultant (the Financial Consultant) to eligible participants in such Plan, of the services offered under the TRAK Program and the operation and objectives of the Portfolios.

 (F) A copy of the Proposed Exemption and the Final Exemption pertaining to the exemptive relief described herein.

 (2) If accepted as an investor in the TRAK Program, an Independent Plan Fiduciary of an IRA or Keogh Plan, is required to acknowledge, in writing, prior to purchasing Trust shares that such fiduciary has received copies of the documents described above in subparagraph (k)(1) of this Section.

 (3) With respect to a Section 404(c) Plan, written acknowledgement of the receipt of such documents will be provided by the Independent Plan Fiduciary (i.e., the Plan administrator, trustee or named fiduciary, as the recordholder of Trust shares). Such Independent Plan Fiduciary will be required to represent in writing to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates and (b) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (4) With respect to a Plan that is covered under Title I of the Act, where investment decisions are made by a trustee, investment manager or a named fiduciary, such Independent Plan Fiduciary is required to acknowledge, in writing, receipt of such documents and represent to Salomon Smith Barney that such fiduciary is (a) independent of Salomon Smith Barney and its affiliates,
(b) capable of making an independent decision regarding the investment of Plan assets and (c) knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and able to make an informed decision concerning participation in the TRAK Program.

 (l) Subsequent to its participation in the TRAK Program, each Plan receives the following written or oral disclosures with respect to its ongoing participation in the TRAK Program:

 (1) The Trust's semi-annual and annual report which will include financial statement for the Trust and investment management fees paid by each Portfolio.

 (2) A written quarterly monitoring statement containing an analysis and an evaluation of a Plan investor's account to ascertain whether the Plan's investment objectives have been met and recommending, if required, changes in Portfolio allocations.

 (3) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly, detailed investment performance monitoring report, in writing, provided to an Independent Plan Fiduciary of such Plan showing Plan level asset allocations, Plan cash flow analysis and annualized risk adjusted rates of return for Plan investments. In addition, if required by such arrangement, Financial Consultants will meet periodically with Independent Plan Fiduciaries of Section 404(c) Plans to discuss the report as well as with eligible participants to review their accounts' performance.

 (4) If required by the arrangement negotiated between the Consulting Group and a Section 404(c) Plan, a quarterly participant performance monitoring report provided to a Plan participant which accompanies the participant's benefit statement and describes the investment performance of the Portfolios, the investment performance of the participant's individual investment in the TRAK Program, and gives market commentary and toll-free numbers that will enable the participant to obtain more information about the TRAK Program or to amend his or her investment allocations.

 (5) On a quarterly and annual basis, written disclosures to all Plans of the
(a) percentage of each Portfolio's brokerage commissions that are paid to Salomon Smith Barney and its affiliates and (b) the average brokerage commission per share paid by each Portfolio to Salomon Smith Barney and its affiliates, as compared to the average brokerage commission per share paid by the Trust to brokers other than Salomon Smith Barney and its affiliates, both expressed as cents per share.

 (m) Salomon Smith Barney shall maintain, for a period of six years, the records necessary to enable the persons described in paragraph (n) of this Section to determine whether the conditions of this exemption have been met, except that (1) a prohibited transaction will not be considered to have occurred if, due to circumstances beyond the control of Salomon Smith Barney and/or its affiliates, the records are lost or destroyed prior to the end of the six year period, and (2) no party in interest other than Salomon Smith Barney shall be subject to the civil penalty that may be assessed under section 502(i) of the Act, or to the taxes imposed by section 4975(a) and (b) of the Code, if the records are not maintained, or are not available for examination as required by paragraph (n) below.

 (n)(1) Except as provided in section (2) of this paragraph and notwithstanding any provisions of subparagraphs (a)(2) and (b) of section 504 of the Act, the records referred to in paragraph (m) of this Section II shall be unconditionally available at their customary location during normal business hours by:

 (A) Any duly authorized employee or representative of the Department or the Service;

 (B) Any fiduciary of a participating Plan or any duly authorized representative of such fiduciary;

 (C) Any contributing employer to any participating Plan or any duly authorized employee representative of such employer; and

 (D) Any participant or beneficiary of any participating Plan, or any duly authorized representative of such participant or beneficiary.

 (2) None of the persons described above in subparagraphs (B)-(D) of this paragraph (n) shall be authorized to examine the trade secrets of Salomon Smith Barney or commercial or financial information which is privileged or confidential.

Section III. Definitions

 For purposes of this exemption:

 (a) The term "Salomon Smith Barney" means Salomon Smith Barney Inc. and any affiliate of Salomon Smith Barney, as defined in paragraph (b) of this Section III.

 (b) An "affiliate" of Salomon Smith Barney includes--

 (1) Any person directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with Salomon Smith Barney (For purposes of this subparagraph, the term "control" means the power to exercise a controlling influence over the management or policies of a person other than an individual);

 (2) Any individual who is an officer (as defined in Section III(d) hereof), director or partner in Salomon Smith Barney or a person described in subparagraph (b)(1);

 (3) Any corporation or partnership of which Salomon Smith Barney, or an affiliate described in subparagraphs(b)(1), is a 10 percent or more partner or owner; and

 (4) Any corporation or partnership of which any individual which is an officer or director of Salomon Smith Barney is a 10 percent or more partner or owner.

 (c) An "Independent Plan Fiduciary" is a Plan fiduciary which is independent of Salomon Smith Barney and its affiliates and is either--

 (1) A Plan administrator, sponsor, trustee or named fiduciary, as the recordholder of Trust shares under a Section 404(c) Plan;

 (2) A participant in a Keogh Plan;

 (3) An individual covered under (i) a self-directed IRA or (ii) a Section 403(b) Plan, which invests in Trust shares;

 (4) A trustee, investment manager or named fiduciary responsible for investment decisions in the case of a Title I Plan that does not permit individual direction as contemplated by Section 404(c) of the Act; or

 (5) A participant in a Plan, such as a Section 404(c) Plan, who is permitted under the terms of such Plan to direct, and who elects to direct, the investment of assets of his or her account in such Plan.

 (d) The term "officer" means a president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), or any other officer who performs a policymaking function for the entity.

Section IV. Effective Dates

 This exemption is effective as of April 1, 2000 with respect to the amendments to Section II(i) and Section III(b) of this grant notice. In addition, this exemption is effective as of April 1, 2000 with respect to the inclusion of new
Section III(d) in the grant notice.

 The availability of this exemption is subject to the express condition that the material facts and representations contained in the application for exemption are true and complete and accurately describe all material terms of the transactions. In the case of continuing transactions, if any of the material facts or representations described in the applications change, the exemption will cease to apply as of the date of such change. In the event of any such change, an application for a new exemption must be made to the Department.

 For a more complete statement of the facts and representations supporting the Department's decision to grant PTE 92-77, PTE 94-50 and PTE 99-15, refer to the proposed exemptions and the grant notices which are cited above.

 Signed at Washington, D.C., this 31st day of August, 2000.

Ivan L. Strasfeld,
Director of Exemption Determinations, Pension and Welfare Benefits Administration, U.S. Department of Labor.

[FR Doc. 00-22853 Filed 9-6-00; 8:45 am]

----------------------------
DEPARTMENT OF LABOR

Pension and Welfare Benefits Administration

[Prohibited Transaction Exemption 2000-45; Exemption Application Nos. D-10809 and D-10865]

Grant of Individual Exemption to Amend and Replace Prohibited Transaction Exemption (PTE) 99-15, Involving Salomon Smith Barney Inc. (Salomon Smith Barney), Located in New York, NY

AGENCY: Pension and Welfare Benefits Administration, U.S. Department of Labor (the Department).

ACTION: Notice of Technical Correction.
----------------------------
 On September 7, 2000, the Department published in the Federal Register (65 FR 54315) a final exemption which amends and replaces PTE 99-15 (64 FR 1648, April 5, 1999), an exemption granted to Salomon Smith Barney. PTE 99-15 relates to the operation of the TRAK Personalized Investment Advisory Service product (the TRAK Program) and the Trust for Consulting Group Capital Markets Funds (the Consulting Group).

 On page 54316 of the grant notice, the last sentence of the third paragraph of the Supplementary Information, erroneously refers to an effective date of July 10, 2000 with respect to Section III(d) of the grant notice. Thus, the sentence should be revised to read as follows:

 The Final Exemption is effective as of April 1, 2000 with respect to the amendments to Sections II(i) and III(b) of the grant notice and the inclusion of new Section III(d) of the grant notice.

 Also on page 54316 of the grant notice, clause (c) of Footnote 1, should be revised as follows to describe more accurately the purpose of the automated reallocation option:

 (c) adopted an automated reallocation option under the TRAK Program which would afford an Independent Plan Fiduciary the option of having his or her asset allocation adjusted automatically whenever the Consulting Group changes an allocation model;

FOR FURTHER INFORMATION CONTACT:
Ms. Jan D. Broady of the Department at (202) 219-8881. (This is not a toll-free number.)

Signed at Washington, DC, this 18th day of September, 2000.

Ivan L. Strasfeld,

Director of Exemption Determinations, Pension and Welfare Benefits Administration, Department of Labor.

[FR Doc. 00-24388 Filed 9-21-00; 8:45 am]

TK 2088S

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    For More Information





If you want more information about the Portfolios, the following resources are available upon request.

Annual and Semiannual Reports

Additional information about the Portfolios' investments will be available in the Portfolios' annual and semiannual reports to shareholders. The Portfolios' annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year.

Statement of Additional Information

The Statement of Additional Information provides more detailed information about the Portfolios and is incorporated into this prospectus by reference.

Investment Professional

The investor's Financial Consultant is available to answer questions about the Portfolios or the investor's overall asset allocation program.

Investors can get free copies of reports and SAIs, request other information and discuss their questions about the Portfolios by contacting their Financial Consultant, or by writing to the Portfolios' sub-transfer agent, PFPC Global Fund Services, at:

   Consulting Group Capital Markets Funds
   c/o PFPC Global Fund Services
   P.O. Box 9699
   Providence, RI 02940-9699

   or by calling the Portfolios' transfer agent at 800-451-2010

Information about the Portfolios (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the Portfolios that is not in this prospectus, you should not rely upon that information. Neither the Portfolios nor the distributor is offering to sell shares of the Portfolios to any person to whom the Portfolios may not lawfully sell their shares.

Investment Company Act File No. 811-06318

                                                   SalomonSmithBarney

                                                   A member of citigroup [LOGO]
                                                   Salomon Smith Barney is a
                                                   service mark of Salomon
                                                   Smith Barney Inc.

   Salomon Smith Barney Inc. is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments and investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

   (R)2001 Salomon Smith Barney Inc.    TK2088   12/01